UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06722

Forward Funds

(Exact name of registrant as specified in charter)

433 California Street, 11th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

J. Alan Reid, Jr.

Forward Funds

433 California Street, 11th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-999-6809

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders of the Forward International Equity Fund, the Forward Hoover Small Cap Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward Global Emerging Markets Fund, the Forward International Small Companies Fund, the Forward Uniplan Real Estate Investment Fund, the Forward Legato Fund, the Sierra Club Stock Fund and the Sierra Club Equity Income Fund, each a series of the registrant, pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). The report transmitted to shareholders of the Forward Emerald Growth Fund, the Forward Emerald Opportunities Fund and the Forward Emerald Banking and Finance Fund has been or will be submitted in a separate Form N-CSR.

Forward Funds are distributed by ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202

The report has been prepared for the general information of Forward Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Forward Funds Prospectus, which contains more complete information about Forward Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus before investing or sending money.

December 31, 2005

Dear Shareholders:

2005 was another year of growth for the Forward Funds. While the markets faced many uncertainties throughout 2005, strong performance during the fourth quarter helped contribute to another year of positive investment returns across our fund family.

During 2005, we added three unique funds to the Forward Funds family—Forward Emerald Banking and Finance Fund, Forward Emerald Growth Fund and Forward Emerald Opportunities Fund. Our newest funds provide our investors with three new options for their investment portfolios, and the funds are sub-advised by Emerald Mutual Fund Advisors Trust whose intense bottom-up, fundamental 10-step research process is designed to identify companies with leadership positions and competitive advantages in niche markets. Forward Emerald Banking and Finance invests in the banking and financial services sector, Forward Emerald Growth invests in small cap stocks and Forward Emerald Opportunities has the ability to short or hedge up to 25% of its portfolio.

Lowered Expenses

We are pleased that continued asset growth in the Forward Funds has enabled us to lower the expenses for three of our funds as of January 2, 2006. The expense caps for the Forward Hoover Mini Cap—Investor Class were lowered from 1.99% to 1.79% (Institutional Class from 1.43% to 1.23%), the Forward Global Emerging Markets—Investor Class from 1.95% to 1.89% (Institutional Class from 1.70% to 1.59%) and the Forward Uniplan Real Estate Investment Fund from 1.79% to 1.69%.

Additionally, the expense caps for the Forward Hoover Small Cap Fund (Investor and A Share Class) were lowered from 1.89% to 1.69% as of July 1, 2005.

Forward Funds Investment Performance

As of December 31, 2005, our three International Funds posted solid returns for the year. The Forward Global Emerging Markets Fund—Investor Class returned 34.36% for the year, the Forward International Small Companies Fund—Investor Class was up 26.57% and the Forward International Equity Fund rose 17.50%.

December 31, 2005	1

In addition, our Small and Mini-Cap Funds delivered solid results for the year. The Forward Hoover Mini-Cap Fund—Investor Class returned 12.28%, Forward Hoover Small Cap Equity Fund—Investor Class gained 9.63% and our newest fund, the Forward Legato Fund—A Share Class, returned 13.34% since its inception on 4/1/05.

Our REIT fund, the Forward Uniplan Real Estate Investment Fund was up 11.01% as of December 31, 2005.

The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

2005 Market Overview

2005 continued to be a challenging time for the domestic markets, as investors contended with the aftermath of Katrina, the ongoing war in Iraq, an uncertain inflationary outlook, rising interest rates, rising oil prices and the end of Alan Greenspan’s term as Chairman of the Federal Reserve. Corporate earnings fell in the third quarter after posting increases in the previous two quarters.

The GDP accelerated to a growth rate of 4.15% in the third quarter of 2005, attributed largely to personal consumption, equipment and software, federal government spending and residential fixed investments. And the year ended strongly with an improvement in consumer expectations, rise

2	December 31, 2005

in the money supply, increasing stock prices and fewer jobless claims.

The international markets were strong in 2005, with foreign large cap and foreign small and mid-cap offerings posting solid returns, due to the ongoing popularity of overseas markets. Specifically, there were strong returns in Japan and in the emerging markets as the global macroeconomic climate remained positive, local economic conditions stayed favorable, and the economics of many developing nations companies continued to improve.

The S&P 500 returned 4.91% for the year, the Dow Jones Industrial Average returned 1.72% for the year and the NASDAQ Composite Index was up 1.37% through year end. The small company stock benchmark, the Russell 2000 Index, was up 4.55% for the year. The international markets ended the year with strong performance, with the MSCI All Country World ex-USA Index up 13.89%, the MSCI Emerging Markets Index gaining 34.54% and the HSBC World ex-U.S. Smaller Companies Index returning 18.52% in 2005. The REIT benchmark, the NAREIT Equity Index, returned 12.16% over the year.

2005 In Review

Forward Funds has been committed to providing our investors transparent, clear and ethical investment practices since the beginning. One example of this is to implement new policies to protect our shareholders. To discourage short-term trading in our funds, we increased the redemption fee holding period for new shares purchased in most of our funds to 180 days as of March 1, 2005.

Additionally, we continue to enhance our Fund and investment manager information offerings to ensure that our transparency efforts are available for the benefit of our shareholders. Beginning in May 2006, we will be providing our investors complete access to Fund portfolio holding information on a monthly basis (with a month lag in reporting) at www.forwardfunds.com.

I invite you take a moment to review this document and our Funds’ performance in 2005. We truly appreciate the trust and confidence you place in Forward Funds, and we will continue to work diligently on your behalf. If you have additional questions about any of these matters, please

December 31, 2005	3

do not hesitate to contact us at (800) 999-6809 or visit www.forwardfunds.com for more information.

Best Regards,

J. Alan Reid, Jr.

President

Forward Management, LLC

The Funds’ Investment Advisor has contractually agreed to waive a portion of its fees until January 1, 2007 in amounts necessary to limit the Funds’ operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to the annual rates shown.

Forward Hoover Small Cap Equity Fund’s, Forward Hoover Mini-Cap Fund’s and Forward Legato Fund’s benchmark is the Russell 2000 Index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Index is adjusted to reflect reinvestment of dividends.

Forward International Equity Fund’s benchmark is the MSCI All Country World ex-USA Index which is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The Index is adjusted to reflect reinvestment of dividends.

Forward Global Emerging Markets Fund’s benchmark is the MSCI Emerging Markets Index which is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is adjusted to reflect reinvestment of dividends.

Forward International Small Companies Fund’s benchmark is the HSBC World Ex- U.S. Smaller Companies Index which is a market capitalization weighted index designed to represent performance of smaller companies available in developed stock markets outside the United States and Canada. The Index is adjusted to reflect reinvestment of dividends.

4	December 31, 2005

Forward Uniplan Real Estate Investment Fund’s benchmark is the NAREIT Equity REIT Index which is an index representative of the tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System. The Index is adjusted to reflect reinvestment of dividends.

The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Dow Jones Industrial Average is a price-weighted average of 30 actively traded Blue-Chip Stocks.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) is a nationwide computerized quotation system for over 5,000 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system.

Investors cannot invest directly in an index.

December 31, 2005	5

Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

Fund Commentary

2005 Review and Outlook

During the fourth quarter of 2005 small caps, as measured by the Russell 2000 Index, underperformed both the Dow Jones Industrial Average and the S&P 500. The Russell 2000 gained 1.13% during the quarter, bringing it to a positive 4.55% for the year ended December 31, 2005. The 2.10% advance of the S&P 500 during the fourth quarter enabled the S&P 500 to achieve a 4.91% return for the year and outperform the Russell 2000. The Dow Jones Industrial Average rose 2.06% for the quarter, bringing it to 1.72% for the year. While modestly underperforming in 2005, small cap stocks have outperformed the S&P 500 on an annualized basis over three and five year periods. On a three-year basis, the Russell 2000 returned 22.13% versus 14.40% for the S&P 500; and on a five-year basis, small caps returned 8.22% versus 0.55% for large caps. While we know we cannot beat the Index every quarter, we strive to outperform the Funds’ benchmark, the Russell 2000, on a risk-adjusted basis over the long term.

Review of Small and Mini-Cap Portfolios

We added to our underweighted Consumer stocks, which had become severely depressed after the hurricanes and benefited from their recovery during the fourth quarter. We maintained our overweighted Energy position. Although the stocks stalled during the fourth quarter; we anticipate they will advance in 2006. In Financial Services we increased our position in REITs and asset managers and remained underweighted banks. We continued to favor the producer side of the economy, namely Producer Durables, Materials and Processing, and Energy, and continue to find stocks which are supported by strong cash flow generation, earnings, and sometimes increasing dividend yields, and have catalysts to accelerate earnings.

In the Autos and Transportation sector, we were overweighted versus the Russell 2000 Index (“Index”), and outperformed the Index by 500 basis points in the fourth quarter. Our top performers were EGL Inc., up 38% for the quarter, and Alaska Air Group, up 23%. We also own SkyWest, which paused in the fourth quarter after a nice gain in the third quarter. The airline industry, we believe, is in the process of consolidating and removing capacity at a time when travel demand is rising. Both Alaska and SkyWest are

6	December 31, 2005

Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

operating with solid financials and more like ordinary businesses than airlines. Freight forwarder EGL benefits from trade with Asia. Greenbrier, a railcar manufacturer, had a disappointment in the fourth quarter, but has rallied back during the first quarter of 2006. We took profits in Borg Warner, an auto supplier focused on imports and hybrids, and Aviall, an aerospace supplier.

In the Consumer Discretionary sector we outperformed the Index by more than 800 basis points. We entered the last quarter underweighted in the sector at 16% and ended the quarter overweighted at 24% versus 18% for the Index. We added Children’s Place, a retail apparel and accessories store for children from newborn to twelve years of age, and Korn/Ferry International, a middle manager recruiting firm. Stocks in the portfolios that performed well included Dress Barn, Ann Taylor, Hibbett Sporting Goods, Wesco International, and Charming Shoppes, all of which advanced more than 20% during the fourth quarter. The Consumer sector had become overly depressed after the hurricanes, due to investor fears that higher gas prices would destroy consumer demand. These fears created excellent buying opportunities and proved to be unfounded as gasoline prices have declined. We continue to seek opportunities in retail companies where cost savings, new merchandise, or other turnaround factors are driving earnings growth.

The Energy sector marked time during the last quarter as investors took profits and oil and gas prices declined. We continue to believe energy stocks will outperform in 2006 and thus did not reduce our weighting in the sector. Stock selection and our overweighted position helped us outperform the Index by approximately 500 basis points. Although advancing only single digits for the quarter, Bill Barrett Corp., Range Resources and St. Mary Land & Exploration Co., have produced double digit returns since purchase.

During the fourth quarter, our stocks in the Financial Services sector modestly outperformed the Index despite the fact that we were underweighted at 19.3% versus 23.4% for the Index. We took profits in Cathay General Bancorp and sold Greater Bay Bancorp. Our best performing stocks in this sector were special situations, including Digital

December 31, 2005	7

Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

Realty REIT, SL Green Realty and Affiliated Managers, all up double digits. We lightened up on Apollo Investment Group, taking profits. We continue to focus on special situations in the Financial sector and in specific REITs, financial technology and capital markets related stocks, and remain underweighted in banks, which are struggling with declining interest rate spreads.

After outperforming for the first half of 2005, our Health Care sector holdings underperformed the Index in the fourth quarter. Our two disappointing holdings, West Pharmaceutical Services and Symmetry Medical, are already recovering in the first quarter of 2006. Our best performers, Adeza Biomedical and Pediatrix Medical Group, are both special situations. Adeza Biomedical, purchased in the first half of 2005, continued to enjoy double-digit returns during the fourth quarter. Adeza is a small-cap biotech company with what we believe is the profitability and stellar balance sheet of a large cap company. Pediatrix is the leading manager of neonatal hospital units in the nation. We took profits in Immucor, LifePoint Hospitals, and United Surgical Partners International during the fourth quarter.

We continue to believe this decade belongs to the producer rather than the consumer side of the economy and are overweighted in these sectors overall. In our Materials and Processing sector we moderately increased our weighting during the quarter. This sector contains a mix of homeland security, steel-related, and building materials companies. Our best performing holding in this sector was homeland security and defense contractor Ceradyne, which produced double digit returns over the quarter. Other positive performers included Mobile Mini, Oregon Steel Mills, and Harsco. We took profits in Regal-Beloit Corporation and William Lyons Homes, but still ended the quarter overweighted in Producer Durables. We also sold holdings in ESCO Technologies. We maintained positions in A.S.V., Steelcase, Electro Scientific Industries, and Roper Industries, all of which were up double digits since time of purchase.

In Technology, we ended the year with a slightly higher than 4% weighting versus the Index weighting of 14% after taking profits in Microsemi Corp., MEMC Electronics, Anteon, and SRA International as well as selling Radisys and Trimble Navigation, which disappointed. During the last quarter we

8	December 31, 2005

Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

underperformed the Index. Also many of our holdings that are generally considered technology companies are classified in other sectors, such as positive performers Electro Scientific Industries, United Online, and ValueClick. Strong performance during the quarter came from Anteon (which was acquired), Micros Systems and Foundry Networks. Flir Systems was a disappointment, as it unexpectedly lost a significant contract. New purchases included ScanSource, a specialty technology distributor, and WebEx Communications, which provides online telecommunications services. We continue to look to invest in companies that we believe are generating solid earnings growth and selling at reasonable prices in the Technology sector.

Outlook For 2006

We believe the secular forces of globalization and digitization (or technology led productivity growth), have a deflationary impact on wages and prices, and are offsetting cyclical inflationary pressures of rising commodity prices, higher capacity utilization, and lower unemployment. We believe economic growth and high profitability without inflation will be the key to an advancing market of 2006. Does the inverted yield curve forecast a recession or is it different this time? We are closely watching leading economic indicators, and talking with management teams for signals of a general economic slowdown, but do not anticipate one at this time. We believe interest rates are reasonable, economic growth is strong at 3-4%, and earnings growth is anticipated to exceed 10%, creating an environment in which the market can continue to rise. In fact, we feel the market could surprise to the upside if the Federal Reserve doesn’t raise rates too high. We continue to seek to invest in companies with specific prospects for accelerating earnings growth which we feel have reasonable valuations.

We believe small caps can continue to outperform large caps in 2006. Estimates for earnings growth for small caps are higher than those for large caps, while their valuations are equivalent. Small caps have fewer problems with underfunded pensions and health care obligations than larger companies, and are generally more domestic oriented and therefore less likely to be influenced by the vagaries of the dollar movements.

December 31, 2005	9

Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

We feel free cash flow growth in small caps make them strong strategic acquisition candidates of larger companies whose cash balances reflect a lack of internal growth prospects, as well as for private equity firms who are acquiring in the small cap space. In the current environment of narrow interest spreads, small caps (perceived to be lower quality than large caps) generally have equal access to capital for growth. The smaller, more nimble, cash and earnings generating companies which enjoy leadership in specific business niches do not have to fight the law of large numbers which hampers growth in the largest U.S. corporations. Furthermore, during the last half of the 1990s, earnings growth in many large companies came from margin and productivity improvement, more difficult to obtain in the environment of rising commodity costs in this decade. After the large cap driven tech bubble, where the Russell 2000 market cap equaled that of the three largest companies in the S&P 500, investors continue to broaden their investment focus, aiding the valuations of mid-cap and small cap companies. We believe this small cap cycle could resemble the one which followed the 1974 bear market. At that time, small caps outperformed for the ten years subsequent to their decline during the bear market to nearly equivalent low relative valuations, as occurred in the bear market of 2000. While small caps generally are back to or slightly higher than their long-term average relative valuation vs. large caps, they have not reached extreme valuations or even the valuation levels when a reversal occurred between small and large cap outperformance in 1984 and 1993.

In addition, if interest rates begin to decline in late 2006, small caps could get another boost, as they historically outperform in this environment. As you know, we invest one company at a time, based on the internal fundamentals of the company and thus expect to outperform in markets even when large caps lead.

Irene G. Hoover

Portfolio Manager

10	December 31, 2005

Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of the purchase date. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month-end, please visit our web site at www.forwardfunds.com.

Forward Hoover Small Cap Equity Fund owned the following securities mentioned in the previous report as of December 31, 2005: EGL Inc. – 0.00%; Alaska Air Group – 0.00%; SkyWest – 1.11%; Greenbrier – 0.00%; Borg Warner – 0.00%; Aviall – 0.00%; Children’s Place – 1.40%; Korn/Ferry International – 0.49%; Dress Barn – 1.36%; Ann Taylor – 1.24%; Hibbett Sporting Goods – 1.01%; Wesco International – 0.89%; Charming Shoppes – 1.16%; Bill Barrett Corp. – 1.21%; Range Resources – 0.93%; St. Mary Land & Exploration Co. – 0.71%; Cathay General Bancorp – 0.00%; Greater Bay Bancorp – 0.00%; Digital Realty REIT – 0.93%; SL Green Realty – 0.00%; Affiliated Managers – 1.40%; Apollo Investment Group – 0.15%; West Pharmaceutical Services – 0.00%; Symmetry Medical – 1.05%; Adeza Biomedical – 0.94%; Pediatrix Medical Group – 0.77%; Immucor – 0.00%; LifePoint Hospitals – 0.00%; United Surgical Partners International – 0.00%; Ceradyne – 1.50%; Mobile Mini – 0.94%; Oregon Steel Mills – 1.66%; Harsco – 0.00%; Regal-Beloit Corporation – 0.00%; William Lyons Homes – 0.00%; ESCO Technologies – 0.00%; A.S.V. – 0.88%; Steelcase – 0.90%; Electro Scientific Industries – 0.91%; Roper Industries – 0.55%; Microsemi Corp. – 0.00%; MEMC Electronics – 0.00%; Anteon – 0.00%; SRA International – 0.00%; Radisys – 0.00%; Trimble Navigation – 0.00%; Electro Scientific Industries – 0.91%; United Online – 0.70%; ValueClick – 1.21%; Micros Systems – 0.80%; Foundry Networks – 1.18%; Flir Systems – 0.00%; ScanSource – 0.93%; and WebEx Communications – 0.49%.

December 31, 2005	11

Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund

Forward Hoover Mini-Cap Fund owned the following securities mentioned in the previous report as of December 31, 2005: EGL Inc. – 0.00%; Alaska Air Group – 0.00%; SkyWest – 0.00%; Greenbrier – 0.00%; Borg Warner – 0.00%; Aviall – 0.00%; Children’s Place – 1.16%; Korn/Ferry International – 0.53%; Dress Barn – 1.46%; Ann Taylor – 0.00%; Hibbett Sporting Goods – 1.08%; Wesco International – 0.00%; Charming Shoppes – 0.83%; Bill Barrett Corp. – 0.00%; Range Resources – 0.00%; St. Mary Land & Exploration Co. – 0.00%; Cathay General Bancorp – 0.00%; Greater Bay Bancorp – 0.00%; Digital Realty REIT – 1.05%; SL Green Realty – 0.00%; Affiliated Managers – 0.00%; Apollo Investment Group – 0.23%; West Pharmaceutical Services – 0.00%; Symmetry Medical – 0.00%; Adeza Biomedical – 1.71%; Pediatrix Medical Group – 0.00%; Immucor – 0.00%; LifePoint Hospitals – 0.00%; United Surgical Partners International – 0.00%; Ceradyne – 0.97%; Mobile Mini – 1.04%; Oregon Steel Mills – 2.39%; Harsco – 0.00%; Regal-Beloit Corporation – 0.00%; William Lyons Homes – 0.00%; ESCO Technologies – 0.00%; A.S.V. – 0.98%; Steelcase – 0.00%; Electro Scientific Industries – 0.99%; Roper Industries – 0.00%; Microsemi Corp. – 0.00%; MEMC Electronics – 0.00%; Anteon – 0.00%; SRA International – 0.00%; Radisys – 0.00%; Trimble Navigation – 0.00%; United Online – 1.03%; ValueClick – 0.00%; Micros Systems – 0.00%; Foundry Networks – 0.00%; Flir Systems – 0.00%; ScanSource – 1.03%; and WebEx Communications – 0.50%.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

12	December 31, 2005

Forward Hoover Small Cap Equity Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2005

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

December 31, 2005	13

Forward Hoover Small Cap Equity Fund

The chart shows how a hypothetical investment of $10,000 in the Investor Class shares of the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Average Annual Total Return Investor Class at December 31, 2005:
1 Year	9.63%
5 Year	9.32%
Since Inception*	11.80%

Average Annual Total Return Institutional Class at December 31, 2005:
1 Year	10.08%
5 Year	N/A
Since Inception**	13.96%

Aggregate Total Return Class A at December 31, 2005:
1 Year	N/A
5 Year	N/A
Since Inception***	12.55%[2]
18.13%[3]

*	The Fund began offering Investor Class shares on October 1, 1998.
**	The Fund began offering Institutional Class shares on June 6, 2002.
***	The Fund began offering Class A shares on May 2, 2005.
[1]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.
[2]	Includes the effect of the maximum 4.75% sales charge.
[3]	Excludes sales charge.

14	December 31, 2005

Forward Hoover Small Cap Equity Fund

The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

December 31, 2005	15

Forward Hoover Mini-Cap Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2005

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

16	December 31, 2005

Forward Hoover Mini-Cap Fund

The chart shows how a hypothetical investment of $10,000 in the Investor Class shares of the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Average Annual Total Return Investor Class at December 31, 2005:
1 Year	12.28%
Since Inception*	23.17%

Average Annual Total Return Institutional Class at December 31, 2005:
1 Year	12.92%
Since Inception**	17.04%

*	The Fund began offering Investor Class shares on January 1, 2003.
**	The Fund began offering Institutional Class shares on August 15, 2003.
[1]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or

December 31, 2005	17

Forward Hoover Mini-Cap Fund

the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

18	December 31, 2005

Forward Uniplan Real Estate Investment Fund

Fund Commentary

Real Estate Investment Trusts (REITs) turned in another solid year during 2005. The Forward Uniplan Real Estate Investment Fund delivered a return of 11.01% for 2005 and closely tracked the Fund’s benchmark, the NAREIT Equity Index, but did so with lower daily volatility. The Fund ended 2005 narrowly missing the Index, which finished up the year at 12.16%.

After a strong showing in 2004, the REIT market began 2005 with a sharp correction during the first quarter when the NAREIT Equity Index declined about -7.1%. The sharp drop in the sector was precipitated in part by an upward spike in the 10-year government bond yield along with concerns over the high market price of real estate which fed concerns about a possible real estate bubble in some local real estate markets. However, the improving economic outlook during the second quarter led to a strong rally in REITs with the Index moving up about +14.5% during the quarter. The balance of the year was marked with higher than normal volatility although the third and fourth quarters turned in positive results.

Lower quality REITs (rated below “A” by S&P) outperformed higher quality REITs during the first three quarters of 2005. Our strategy has been to own primarily high quality REITs that are expected to show stronger operating performance as the economy recovers. This strategy hurt our performance during the beginning of the year but began to show improved performance relative to the benchmark during the second half of the year.

As 2005 progressed, REIT earnings began to accelerate as operating fundamentals strengthened in many local real estate markets. Property leasing reports indicated that rents were rising in a number of key markets after a long period of flat to lower same store rent growth. In addition, REITs continued to report the sale of non-core assets at strong price levels as property valuations remained firm in most markets. This improved operating performance translated into increased earnings momentum for REITs in 2005 and we believe this should continue to improve with the economy during 2006.

During the fourth quarter of 2005, most of our portfolio companies reported earnings for the third quarter. Of those thirty-seven names reporting, four missed their consensus estimates and three of those four only missed by a single penny. Seventeen of those reporting companies beat expectations and fourteen beat expectations by two cents or more. This reflects the improved operating performance across a number of local real estate markets.

December 31, 2005	19

Forward Uniplan Real Estate Investment Fund

Our portfolio approach centers on our beliefs that real estate is a local business and that supply and demand factors in the local markets drive real estate performance. Thus, geography plays an important role in our investment selection process. As of the fourth quarter of 2005, our portfolio is tilted geographically toward the east coast with New York City, Washington D.C., Baltimore, Philadelphia and Boston being overweighted, and the Midwest being underweighted.

Beyond tilting geography, our portfolio attempts to focus on controlling investment risk by remaining sector-neutral to our benchmark. By remaining sector-neutral we can focus on seeking to identify the best properties in the best locations with the strongest management teams who are poised to take advantage of the improving conditions within the local real estate markets. Being sector-neutral also avoids the risk of being significantly overweight a sector that underperforms which could hurt the overall relative performance of the portfolio.

Rick Imperiale

Portfolio Manager

20	December 31, 2005

Forward Uniplan Real Estate Investment Fund

The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

The NAREIT Equity REIT Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

December 31, 2005	21

Forward Uniplan Real Estate Investment Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2005

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

22	December 31, 2005

Forward Uniplan Real Estate Investment Fund

The chart shows how a hypothetical investment of $10,000 in the Investor Class shares of the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Average Annual Total Return at December 31, 2005:
1 Year	11.01%
5 Year	16.19%
Since Inception*	14.68%

*	The Fund began offering Investor Class shares on May 10, 1999.
[1]	The NAREIT Equity REIT Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

December 31, 2005	23

Forward Uniplan Real Estate Investment Fund

Real Estate Funds may be subject to higher degree or market risks because of concentration in a specific industry or geographic sector. Risks include declines in value of real estate, general economic conditions, changes in the value of the underlying property and defaults by borrowers.

24	December 31, 2005

Forward International Equity Fund

Fund Commentary

Equities continued to make upward progress in the final few months of 2005, helped by a pull back in the price of oil, high corporate profit levels and a growing belief that the peak in U.S. short-term interest rates would be seen in the first half of 2006. Over the final quarter of the year the MSCI World Total Return Index (measured in U.S. dollar terms), posted a return of 3.1%, bringing the cumulative advance for 2005 to just over the 10% mark. While U.S. equities delivered modest returns in 2005 (+6%), strong returns were recorded in Japan (+26%) and Emerging Markets (+35%). Europe delivered an MSCI Index matching performance of +10% in 2005.

The Forward International Equity Fund returned 17.50% as of 12/31/05, outperforming the fund’s benchmark, the Morgan Stanley All Country World Index ex-USA, which returned 13.89% for the year.

Many of the key economic themes of 2005 were a repeat of the previous year. Global growth was robust, supported by a strong Chinese economy, a turnaround in Japan and solid U.S. performance. Although there was a significant pick up in U.S. interest rates in 2005, the average short-term interest rate across the world’s three largest economies (U.S., Japan, Germany) was only 2%. This supportive monetary stance was one of the key factors driving growth and asset markets in 2005.

Commodity markets witnessed significant price gains in 2005, helped by a mix of strong Asian demand, especially from China, and speculative buying. Although the oil price fell back in late 2005, the average price of North Sea crude oil in 2005 still reached $56 per barrel, a 40% gain on the figure recorded in 2004. Metals were also strong, with the price of gold, for example, ending 2005 at $512 per troy ounce, a 17% gain on the year. Historically, a rise in the price of gold has been seen as a harbinger of a build up in inflationary pressures. On this occasion, however, it appears that the rise in the gold price has less to do with inflation and more to do with the general strength of commodity markets. At a time when China and India are cranking up the supply of low cost goods and services to the world it is hard to imagine that global inflation is on the verge of breaking upward. Indeed, we believe it is likely that world inflation will stay at low levels in the foreseeable future.

One of the other repeat themes of 2005 was a further widening in global imbalances with the U.S. current account deficit reaching new record

December 31, 2005	25

Forward International Equity Fund

levels, the U.S. household savings rate becoming established in negative territory and, on the flipside, the combined surpluses of Asian exporters and oil producers climbing inexorably higher. Fears at the start of 2005 that a correction of these imbalances would wreak economic damage in coming quarters were clearly misplaced.

In Europe, performance was 1.4% above the local index and this contributed around 76bps to the Fund’s relative performance for the fourth quarter. Stock selection was the main positive contributor to the Fund. In the financial sector Axa and Unicredito were the strongest contributors, the latter driven by strong results and the successful takeover of Hypovereinsbank and Bank of Austria. In the media and telecom sectors Modern Times Group and Telenor continued their steady appreciation, benefiting from a re-rating toward peers multiple and increased coverage from the sell side community. Finally our underweight in Energy, in particular big capitalization such as BP, was an important contributor as was our recent addition in Air France which is starting to benefit from the integration with KLM and increased passenger traffic.

During the last quarter, performance in Japan was also ahead of the local index. The good news was from both good stock selection and sector positioning (overweight Financials and Industrials). Notable performers included Asahi Glass and Lintec (LCD material suppliers which are benefiting from increasing volumes), Toshiba (strong performance from the flash memory business being supported by a turnaround in the lap-top division) and Kyowa Exeo (a telecom engineer that is benefiting from continued strong capital spending by NTT). The bad news came from holdings in Promise (a leading consumer finance company that had disappointing interim results on below industry loan growth) and Sekisui Chemical (a maker of pre-fab housing that has seen sales struggle on the back of a “no discounting” policy—we expect this to change). Overall, good performance in Japan contributed around 135bps to the Fund’s relative return.

In emerging Asia, performance was 5.2% above the local indices and this contributed around 22bps in EM Asia for the fourth quarter, while we saw some underperformance in developed Asia ex-Japan driven by poor stock

26	December 31, 2005

Forward International Equity Fund

performance relative to the benchmark during the quarter in Australia. Both stock selection and allocation contributed to performance. In the Financial sector Kookmin Bank in Korea was a strong performer driven by low valuation and strong lending growth. In the Technology sector both Samsung Electronics in Korea and Hon Hai in Taiwan continued their appreciation benefiting from a re-rating in the Technology sector towards global peers with entry level valuation multiples well below global sector averages.

In emerging markets, Asia [+8.7%] was the best performing region in the MSCI Emerging Market Index during the last quarter, driven by Korea and a recovery in the South East Asian markets. EMEA [+5.2%] showed a respectable return while Latin America [+3.5%] trailed, unsurprisingly after such an ebullient third quarter, as the Brazilian government and central bank allowed the real to devalue against the U.S. dollar.

With regards to portfolio activity, there was no significant change to regional allocation in the fourth quarter and activity was therefore largely driven by sector and stock considerations. In Europe, we added positions in Air France given its attractive valuation and following strong evidence of the delivery of costs and revenue synergies with recently acquired KLM. For the first time in many quarters we also increased our position in the Information Technology sector (Tandberg, Bull and Axalto). Following a period of underperformance, the sector is trading at more reasonable multiples, has growth opportunities and, within our selection, scope for restructuring and significant return of cash to shareholders.

In Japan, fourth quarter activity included the purchases of Toshiba (see above) and Mitsui Mining and Smelting (investment case based on attractive valuations and strong shipments of TAB tape for LCD products). These purchases were financed by sale of Lintec (a maker of specialist film which had run ahead on the back of its LCD related products.

The world economy and financial markets remain dependent on a mix of the Chinese export machine and the U.S. consumer. China has invested heavily in a manufacturing sector which is capturing an increasing share of total world export markets, courtesy of a domestic cost advantage combined with a highly competitive exchange rate. For its part, the U.S.

December 31, 2005	27

Forward International Equity Fund

economy has benefited from a growing supply of low cost Chinese goods, enabling the debt-funded binge of U.S. households to continue. It is true that Chinese exports have contributed to a sharp rise in the U.S. current account deficit, but this imbalance has been easily financed from the high surpluses accumulating in China (and also in the rest of Asia and the oil producing countries). One of the most important issues facing investors is when and if this symbiotic relationship will break down.

Considering China first of all, we can expect investment demand to remain strong in coming months and production levels to continue rising. The Chinese authorities may well have a long-term desire to rebalance the economy away from export dependence but we believe that for the next few years the focus will be on maintaining a competitive export industry. The key issue we perceive then is whether the U.S. consumer can continue to spend at a rate which will support the Chinese export machine.

The last couple of decades has been a golden period for the U.S. consumer. Looking ahead, there are reasons to be more cautious. With firms determined to keep payroll costs in check, wage growth has been anemic and this is likely to remain the case as U.S. corporations compete with lower cost foreign enterprises. So far, households have been able to maintain expenditure at a high level by drawing on gains made in U.S. real estate. However, we believe this source of funds is likely to be closed off in coming quarters. A combination of high property prices and rising short-term interest rates are likely to bring price gains to an end, if not in coming months then perhaps during the second half of 2006. Such a development would cut U.S. consumer demand and also weaken Chinese export growth. Our central scenario, however, is that any 2006 slowdown in U.S. consumer demand is likely to be modest and, as a result, the global economy muddles though, implying, in turn, that equity markets are able to post further gains this year.

Aylin Suntay

Portfolio Manager

28	December 31, 2005

Forward International Equity Fund

The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

The Forward International Equity Fund owned the following securities mentioned in the previous report as of December 31, 2005: Axa – 1.81%; Unicredito – 1.74%; Hypovereinsbank – 0.00%; Bank of Austria – 0.00%; Modern Times Group – 1.24%; Telenor – 1.56%; BP – 0.00%; Air France KLM – 1.32%; Asahi Glass – 0.83%; Lintec – 0.00%; Toshiba – 0.84%; Kyowa Exeo – 0.94%; Promise – 0.51%; Sekisui Chemical 0.52%; Kookmin Bank – 1.14%; Samsung Eelectronics – 1.81%; Hon Hai – 0.52%; Tandberg – 1.45%; Bull – 0.92%; Axalto – 0.63%; and Mitsui Mining and Smelting – 0.86%.

The MSCI All Country World Index ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

December 31, 2005	29

Forward International Equity Fund

Weightings by Region as a Percentage of Net Assets

as of December 31, 2005

These allocations may not reflect the current or future position of the portfolio.

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2005

These allocations may not reflect the current or future position of the portfolio.

30	December 31, 2005

Forward International Equity Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Investor Class shares of the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Average Annual Total Return at December 31, 2005**:
1 Year	17.50%
5 Year	4.28%
Since Inception*	6.02%

*	The Fund began offering Investor Class shares on October 1, 1998.
**

Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund and the Fund was managed by different sub-advisors. On September 1, 2005, Pictet Asset Management Limited replaced Hansberger Global Investors, Inc. as the sub-advisor of the Fund. Performance figures

December 31, 2005	31

Forward International Equity Fund

shown for periods prior to September 1, 2005 represent performance of the Fund while it was under the management of the prior sub-advisor to the Fund.
[1]	The MSCI All Country World Index ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

32	December 31, 2005

Forward Global Emerging Markets Fund

Fund Commentary

Emerging equity markets recovered all the losses posted in October to end the fourth quarter with a gain of 7.2% as measured by the MSCI Emerging Market Index in U.S. dollars. Of the 26 emerging markets in the MSCI Index, 16 climbed to records in the fourth quarter, helping the asset class to register a fifth consecutive year of outperformance relative to developed markets.

The Forward Global Emerging Markets Fund – Investor Class gained 34.36% for the year ending December 31, 2005 and the Fund’s benchmark, the MSCI Emerging Markets Index gained 34.54% as of year end.

Sentiment towards the asset class recovered from a temporary lull in October due to the perception that the Federal Reserve is moving closer toward ending its cycle of raising interest rates. Investors believe that this will ease the pressure on global liquidity conditions and aid demand for “riskier” assets such as developing equities. The fourth quarter consequently saw further inflows into the asset class, to bring to a close an exceptional year with respect to demand for emerging market equities. Net inflows into emerging market equity funds totaled over $20 billion in 2005. This was five times more than last year and well above the previous record of $14 billion of inflows recorded in 2003.

Unusually, in the last quarter of the year Asia was the best performing region in the MSCI Emerging Markets Index driven by Korea and a recovery in the South East Asian markets. EMEA showed a respectable return with the main contributions from Turkey, Israel and South Africa. Latin America trailed, unsurprisingly after such an ebullient third quarter, as the Brazilian government and central bank allowed the real to devalue against the U.S. dollar.

Indonesia recovered from its disappointing market performance recorded during the third quarter. Both stock prices and the currency have strengthened following the partial elimination of fuel subsidies and decisive moves by the central bank to stem capital outflows. Interest rates have risen to 12.75% as a result of six rate increases since July. Inflation has increased markedly to 17.1% year on year in December following the surge in energy prices, but there is now evidence that both inflation and hence interest rates are close to their peaks. Strong performance was also

December 31, 2005	33

Forward Global Emerging Markets Fund

registered in the Philippines, which bounced back sharply from a lackluster return in the third quarter, as a combination of economic and political developments assuaged investors’ concerns over the fundamental outlook for the region. President Gloria Arroyo survived impeachment proceedings for corruption charges relating to the previous year’s election, while the nation’s Supreme Court lifted the suspension of the proposed VAT law which will allow the government to widen the number of value-added taxes and raise the rate from 10% to 12% in 2006.

In the rest of South East Asia, concerns over higher domestic interest rates led to under performance from stocks in Thailand. The central bank increased interest rates to 4.0% at the end of the quarter, the ninth upwards adjustment over the past sixteen months. Fears over higher interest rates were eased by the stabilization in the crude oil price over the quarter. Thailand’s economy remains very sensitive to energy prices with net oil imports representing 8% of GDP, the highest in the region. On the corporate front, the major banks demonstrated a continued recovery in income growth over the third quarter, with Krung Thai Bank and Siam Commercial Bank posting profit gains of 21% and 45% respectively.

India enjoyed another quarter of favorable returns and outperformance against both the regional and emerging market indices. There were further strong inflows from foreign investors into Indian stocks with $2 billion recorded in December, a record for that particular month. Economic activity continues to accelerate with industrial production in October rising by 8.5%, the fastest pace in more than four months. There was strong performance from the important Software sector, with many companies exceeding analyst earnings expectations for the third quarter, including Infosys Technologies, which reported a 38% rise in net profits over the period.

In North East Asia, Korea posted strong returns over the quarter, building on the 22% gain made in the previous three months. Improving prospects for domestic consumption, paired with increasing equity demand from local investors, has contributed to the healthy gains. Industrial production rose by 5% in November, the fastest pace in six years, while government forecasts for economic growth in 2006 have been revised upwards to 5%

34	December 31, 2005

Forward Global Emerging Markets Fund

from an estimated 4.0% in 2005. The central bank has been removing some of its accommodative stance on monetary policy, with two 50 basis point increases in interest rates over the fourth quarter, to leave official rates at 3.75% at the end of 2005. Taiwan recovered the losses posted over the previous quarter due to a strong recovery in technology stocks. AU Optronics and Hon Hai Precision are examples of companies within the Technology sector that have benefited from buoyant end user demand for electronic goods and tight cost control to fuel higher than expected earnings growth in the third quarter. On a more negative note, interest rates were increased for the sixth consecutive quarter to a level of 2.25%, as the central bank continued along a path of returning monetary policy towards a neutral stance.

China was a disappointing performer during the fourth quarter and finished the year with an underperformance of 14.7% relative to the MSCI Emerging Market Index (in U.S. dollars). News flow was relatively quiet following the focus on the revaluation of the renminbi over the third quarter. Headline economic numbers point to little evidence of cooling in economic activity. In particular, the growth in fixed asset investment continues to accelerate and reached 29.0% in November, the fastest pace so far in 2005. In addition, money supplied (M2) expanded 18.3% from a year earlier in November, the fastest pace in almost two years. The target growth rate of the central bank is 15%.

Within EMEA, the strongest performing market was Turkey, which attracted significant foreign inflows following the start of European Union membership entry negotiations on October 3, 2005. The Turkish central bank resumed its policy of monetary easing over the quarter, cutting interest rates by 75 basis points to end the year at 13.5% which added to bullish sentiment. Economic growth in Turkey has been robust with GDP growth in the third quarter accelerating to an annual gain of 7% compared to 4.2% in the second quarter. This was ahead of most forecasts and supported strong performance from the domestic cyclical stocks over the period. Israel was another out performing market within the region, mainly because of a 28% gain in index heavyweight Teva Pharmaceutical and a favorable reaction to the successful completion of the Israeli withdrawal from the Gaza Strip. The proposed take over of Ivax Corp in

December 31, 2005	35

Forward Global Emerging Markets Fund

the U.S. enhances the franchise of Teva and its equity rating has been pushed higher as a result. The equity market was little moved over the political developments involving Ariel Sharon leaving the Likud party, to fight elections in March under his own Kadima party, but became more volatile as concerns mounted surrounding his ill health.

Russia was a steady performer and consolidated the spectacular gains recorded during the third quarter. Weaker oil prices suppressed index returns as the Energy sector represents over 60% of the Russian MSCI index, the highest proportion across the emerging market universe. Retail sales remain strong, increasing by an annual rate of 11.3% in November. On the corporate front, legislation has been passed to remove the limits on foreign ownership in Gazprom. As expected this has prompted Morgan Stanley Capital International (MSCI) to announce a potential increase in the weighting of Gazprom shares in the emerging market index from 0.4% to 4% by the end of May. Elsewhere, South Africa out performed for the second consecutive quarter. On the economic front, attention has been focused on the widening trade deficit which rose to rand 19.7bn in the third quarter. This was the highest on record and has helped to widen the current account deficit to 4.7% of GDP—a cause for concern given the recent strength of commodity prices.

Brazil had a rather muted end to the year as central bank intervention in December weakened the currency and reduced returns to foreign investors. Economic data continued to show a positive trend over the fourth quarter. The strong trade surplus was led by manufacturing, inflation remained contained and the central bank cut interest rates 150 basis points to 18%. However, industrial production remained weak and third quarter GDP growth was disappointing at 1% year-on-year. On the political front, President Luis Ignacio Lula da Silva’s popularity rating declined further due to the scandals earlier in the year. On a more positive note Finance Minister Antonio Palocci decided to remain in government despite accusations of corruption in a past mayoral post. There were more initial public offerings with the listing of the real estate company, Cyrela, the sugar/ethanol company, Cosan, and the web search/advertising company, UOL. Mexico performed well over the quarter benefiting from robust economic data and declining interest rates. GDP grew 3.3% in the third quarter from the

36	December 31, 2005

Forward Global Emerging Markets Fund

previous year, driven by a rebound in the Agricultural sector and buoyant activity in the Services sector. With inflation under control at around 3%, the Bank of Mexico cut the funding rate in October by 25 basis points. There were additional cuts of 25 basis points in November and 50 basis points in December resulting in a rate of 8.25% by the year end. The strongest performing stocks were the mining, telecoms and cement companies. Some of the homebuilders, like Corporacion Geo and Consorcio Ara also performed well.

Argentina gave back some of the gains made in the third quarter as investors focused on political developments. President Néstor Kirchner strengthened his position in the mid-term elections and then replaced the Economy Minister, Roberto Lavagna, with the head of Banco Nacion, Felisa Miceli. This was seen as negative by the market and confirmed fears about the direction of Kirchner’s micro and macro policy after his success in the legislative elections. Economic activity has been strong, led by construction and industrial production, but inflation continued to rise, reaching a worrisome 12%. In Chile’s presidential elections in December, the socialist candidate, Michelle Bachelet, took a significant lead in the first round. She faces a strong contender, Sebastian Pinera, in the second round in mid-January. Strong economic data was released with good retail sales and industrial production numbers. Inflation rose to over 4% year-on-year in October, prompting the Central Bank to make a rate increase of 25 basis points to 4.5% in November.

Following the impressive gains over 2005 and the strong start to the new year, the near-term performance outlook is more clouded. Global growth conditions may not be as supportive during 2006 compared to the buoyant conditions seen over the past two years. A slowdown in growth is likely to cause a period of correction in the recent upward progress of both emerging and developed markets, as earnings growth becomes more uncertain and the prospect of downward revisions to profit forecasts increases.

In the context of a more difficult equity market environment, it is possible that the recent outperformance enjoyed by emerging markets will reverse as investors adjust their appetite for risk. Alongside slower growth, we believe that global commodity prices will be vulnerable to a correction.

December 31, 2005	37

Forward Global Emerging Markets Fund

This has important connotations for the asset class given that 40% of earnings growth in 2005 was attributable to Energy and Material stocks. The resource rich areas of Latin America and parts of EMEA are likely to face a more difficult period, while the recently lagging markets of Asia may benefit from an improvement in the terms of trade as well as from their more defensive valuation levels. We also believe that this transition phase in emerging markets will mean that, in asset allocation terms, the importance of sector selection may grow at the expense of country selection—a feature that is already becoming evident in some areas of the market.

We maintain our preference for markets and sectors which we believe offer some protection against lower global growth expectations and where the impact of higher oil prices seems to be largely discounted. These include Indonesia, Thailand and Philippines, where critically our database shows that 72%, 63% and 73% of stocks are undervalued in comparison to their peers. In addition, we have increased Taiwan to an overweight position. As a result of under performance over the third quarter, over 50% of the Taiwanese companies in our database traded below the median valuation across all sectors—well above the historical average. This prompted us to search for selective opportunities within the Financial and IT sectors to reduce our underweight policy in these sectors. Israel continues to offer good defensive properties and is a market we are comfortable to be overweight. While we believe the economic fundamentals for Brazil remain among the most attractive within the emerging universe, some of our favored stocks have now moved towards fair value. This has prompted us to begin to reduce our significant overweight in this market—a process that is likely to continue into the first quarter of the New Year. Weightings in Russia will increase following the significant index re-weighting expected in Gazprom. Domestic consumption stocks look the most appealing from a value and fundamental perspective and are likely additions to our portfolios. The protracted period of underperformance of Chinese equities has left over half of the stocks in our database showing as undervalued and we are searching for stock specific opportunities to raise weightings. With further strength anticipated in the Chinese currency, we believe domestic interest rates are likely to

38	December 31, 2005

Forward Global Emerging Markets Fund

stay lower for longer, which will promote internal consumption. Stocks exposed to domestic demand themes are likely to be added to our portfolios.

We retain a more cautious stance on those markets and sectors that we believe are likely to struggle in a moderating growth environment. Valuations today, in many of the more cyclical sensitive stocks, reflect buoyant levels of demand. We would expect the more economically sensitive stocks to underperform if and when the concerns of an eventual slowdown in both the Chinese economy and U.S. consumer spending begin to gain traction.

Stephen Burrows

Portfolio Manager

December 31, 2005	39

Forward Global Emerging Markets Fund

The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of the purchase date. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month-end, please visit our web site at www.forwardfunds.com.

The Forward Global Emerging Markets Fund owned the following securities mentioned in the previous report as of December 31, 2005: Krung Thai Bank – 0.00%; Siam Commercial Bank – 0.39%; Infosys Technologies – 0.22%; AU Optronics – 0.85%; Hon Hai Precision – 0.67%; Teva Pharmaceutical – 1.60%; Ivax Corp. – 0.00%; Gazprom – 1.53%; Cyrela – 0.00%; Cosan – 0.00%; UOL – 0.00%; Corporacion Geo – 0.00%; and Consorcio Ara – 0.00%.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

40	December 31, 2005

Forward Global Emerging Markets Fund

Weightings by Country as a Percentage of Net Assets

as of December 31, 2005

    These allocations may not reflect the current or future position of the portfolio.

December 31, 2005	41

Forward Global Emerging Markets Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2005

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

42	December 31, 2005

Forward Global Emerging Markets Fund

The chart shows how a hypothetical investment of $10,000 in the Institutional Class shares of the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Average Annual Total Return Investor Class at December 31, 2005***:
1 Year	34.36%
5 Year	N/A
10 Year	N/A
Since Inception*	45.87%

Average Annual Total Return Institutional Class at December 31, 2005***:
1 Year	34.79%
5 Year	23.25%
10 Year	8.02%
Since Inception**	7.32%

*	The Fund began offering Investor Class shares on April 9, 2003.
**	The Fund began offering Institutional Class shares on October 4, 1995.
***	The Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund were reorganized into the Investor Class and Institutional Class, respectively, of the Forward Global Emerging Markets Fund on September 16, 2004. Performance figures shown for periods prior to September 16, 2004 represent performance of the Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund.
[1]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

December 31, 2005	43

Forward Global Emerging Markets Fund

The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

44	December 31, 2005

Forward International Small Companies Fund

Fund Commentary

During the final quarter of 2005, global equity markets rose further, enabling the year to close with something of a flourish as the MSCI World Price Index showed a gain of 2.7% for the three months and 7.6% for the year as a whole (all returns in U.S. dollars). This was its third annual consecutive rise and in local currency terms. The World Index returned an impressive 13.7% for the year. Small caps continued their outperformance, and the Fund’s benchmark, the HBSC World ex-US Small Companies Index, returned 5.86% for the quarter and 18.52% for the year.

The Forward International Small Companies Fund—Investor Class outperformed the Fund’s benchmark, returning 26.57% for the year.

The catalysts for fourth quarter strength were some respite from high oil prices, increased economic optimism with regard to both Japan and Europe and the increased risk appetite of cash-rich institutions.

In terms of country performance during the fourth quarter, Japan was the standout, rising by 23%, taking its return to nearly 37% for the year. The Fund continued, therefore, to benefit from its overweight position there, and positive stock selection in most regions contributed to a strong return of nearly 7% over the quarter. For the year as a whole, stock selection in all main areas was positive, especially the UK, and the Fund was able to rise more than 8% ahead of the benchmark return.

Equity markets have prospered over the last year as global growth has shown signs of returning to a more synchronized phase, with Japan and Europe both suggesting that their respective economies may be on the threshold of a sustainable upswing. Given this backdrop, and with oil and other commodity prices reflecting robust levels of demand, fueling concern regarding inflation, it is perhaps surprising that bond markets have reacted with insouciance over much of the past year. Although short- and medium-dated yields have edged higher, the last twelve months have seen much comment as to whether this reflects fundamental economic frailty in the U.S. or alternatively the deflationary impact of the low-wage economies of China and Eastern Europe. An additional factor is Asia’s relentless recycling of surplus savings into U.S. Treasuries.

December 31, 2005	45

Forward International Small Companies Fund

Given the “stickiness” of longer-term yields, there is a risk that short-term rates will have to rise by more than anticipated in order to slow growth and offset any incipient inflationary pressures. Were this to occur, we believe the most significant impact would be in flows into riskier asset classes. During much of 2005 investors’ enthusiasm for emerging markets and small cap exposure seemed boundless. Having completed a fifth consecutive year of superior returns compared to large caps, we believe some pause in the pace of inflows into smaller stocks seems likely. Relatively low interest rates and subdued returns from domestic bonds and equities in the U.S. seem to be the principal drivers behind these flows. In the absence of a sudden rise in risk aversion, however, investors’ search for solid absolute returns terms is likely to continue, which may allow small caps to continue their long run of strong performance relative to their larger peers.

The inevitable uncertainties that the New Year brings are to a degree heightened by the appointment of Ben Bernanke as the incoming Chairman of the Federal Reserve. The first half of 2006 is likely to see a continuation of the strong U.S. economic growth of last year, as hurricane-related rebuilding underpins economic activity. Consequently further modest increases in the Federal Funds rate are likely and this should reassure investors that the measured, transparent monetary policy to which markets have become accustomed remains in place.

Prospects for the second half of the year are more cloudy—the immediate challenge for Mr. Bernanke is to achieve a neutral level of Federal Funds rate, which will permit ongoing growth, while assuring the markets of his anti-inflation credentials. A more synchronized phase of global growth should, on balance, be helpful. Although this would imply continued upward pressure on commodity prices and therefore raise the prospect of a change in inflationary expectations, it would also enable some slow rebalancing of the structural weaknesses of this cycle—notably the U.S. current account deficit, which has reflected the role of the U.S. as the dominant locomotive of global demand.

Thus, in the short term at least, investors’ risk appetite, built on the back of strong corporate earnings, increasing M&A activity and a relatively benign interest rate outlook, seems set to continue to be strong, suggesting that the path of least resistance for equity markets remains in an upward direction.

46	December 31, 2005

Forward International Small Companies Fund

The main change in policy in recent months has been the steady increase of our Japanese weighting at the expense of other Asian markets, notably Australia and Hong Kong, so that we are now modestly overweight the Japanese market. This was a strategy we instigated in the late summer, and we continued to increase our weight slightly to Japan in December, so that at year end our exposure stood at a little over 27% compared to 20.6% for the benchmark. We had highlighted the risks facing Australia, which like the U.S. and the UK has to a large extent been dependent on a booming housing market and a highly-indebted consumer. As a result, we reduced our exposure there and emphasized growth stocks in “defensive” (or niche) areas of growth such as education, healthcare and agriculture. In Hong Kong, the asset reflation story appears intact, but manufacturing companies have struggled with overcapacity in China and rising input costs. Furthermore, the market is facing the headwinds of rising interest rates, and the level of spending by Chinese tourists has slightly disappointed. We maintained an overweight exposure to property.

Within Europe, we have maintained our stance of overweight the Continent relative to the UK, and continue to search for “pockets of growth” in the overall low-growth environment. However, we have reduced somewhat our underweight stance in the UK, by around 5% over the quarter; though remain underweight the struggling, heavyweight economies of Germany and Switzerland. Bid activity in the UK has been picking up, the housing market continues to defy the doom-mongers, and we are gradually boosting our research effort and our exposure there as opportunities present themselves. In terms of sectors, we have reduced exposure to cyclical areas such as resources and energy, in favor of emerging and defensive areas, and also the financial and property sectors in Japan.

Michael McLaughlin

Portfolio Manager

December 31, 2005	47

Forward International Small Companies Fund

The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of the purchase date. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on net change in NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month-end, please visit our web site at www.forwardfunds.com.

The HSBC World Excluding U.S. Smaller Companies Index is a market capitalization weighted index designed to represent performance of smaller companies available in developed stock markets outside the United States and Canada. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

48	December 31, 2005

Forward International Small Companies Fund

Weightings by Region as a Percentage of Net Assets

as of December 31, 2005

These allocations may not reflect the current or future position of the portfolio.

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2005

These allocations may not reflect the current or future position of the portfolio.

December 31, 2005	49

Forward International Small Companies Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Institutional Class shares of the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Average Annual Total Return Investor Class at December 31, 2005****:
1 Year	26.57%
5 Year	N/A
Since Inception*	24.08%

Average Annual Total Return Institutional Class at December 31, 2005****:
1 Year	26.81%
5 Year	10.44%
Since Inception**	12.70%

50	December 31, 2005

Forward International Small Companies Fund

Aggregate Total Return Class A at December 31, 2005****:
1 Year	N/A
5 Year	N/A
Since Inception***	17.94%[2]
23.78%[3]

*	The Fund began offering Investor Class shares on March 5, 2002.
**	The Fund began offering Institutional Class shares on February 7, 1996.
***	The Fund began offering Class A shares on May 2, 2005.
****	The Retail Class and Institutional Class of the Pictet International Small Companies Fund were reorganized into the Investor and Institutional classes, respectively, of the Forward International Small Companies Fund on December 23, 2003. Performance figures for periods prior to December 23, 2003 represent performance of the respective class of shares of the Pictet International Small Companies Fund.
[1]	The HSBC World Excluding U.S. Smaller Companies Index is a market capitalization weighted index designed to represent performance of smaller companies available in developed stock markets outside the United States and Canada. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.
[2]	Includes the effect of the maximum 4.75% sales charge.
[3]	Excludes sales charge.

The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or

December 31, 2005	51

Forward International Small Companies Fund

the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

52	December 31, 2005

Forward Legato Fund

Fund Commentary

The Forward Legato Fund employs a “multi-manager” approach whereby portions of the Forward Legato Fund are allocated by Forward Management, LLC (the “Advisor”) to different sub-advisors who employ distinct investment styles. Riverbridge Partners, LCC utilizes a small cap growth style, emphasizing investments in equity securities of companies with above-average earnings growth prospects. Netols Asset Management Inc. utilizes a small cap value style emphasizing investments in equity securities of companies that appear to be undervalued relative to their intrinsic value, based on earnings, book value, or cash flow. And Conestoga Capital Advisors, LLC utilizes a small cap core style, emphasizing investments in equity securities of companies from the broad equity market rather than focusing on the growth or value segments of the market.

2005 Review

The broadly watched equity indices ended the last twelve months with positive performances. Mid-cap stocks outperformed large and small-cap stocks with the market favoring value over growth stocks in the large, mid- and small cap sectors. Despite the traumatic events of Hurricanes Katrina and Rita, the fluctuating price of crude oil, and general instability in many regions of the world, the U.S. stock market posted gains for the twelve month period ending December 31, 2005.

For small cap stocks, value stocks slightly outpaced growth stocks for the year, continuing the trend from 2004. However, small cap growth stocks outperformed their value counterparts in the second half of 2005. The top contributors to performance for the year within small cap stocks were from the Energy and Materials and Processing sectors and bottom contributors were from the Technology and Auto and Transportation sectors.

The Forward Legato Fund was launched on April 1, 2005 and ended the nine month period at year end up 13.34%, outperforming the Fund’s benchmark, the Russell 2000 Index, which returned 4.55% for the year ending December 31, 2005. The Fund’s portfolio was positively affected by both strong stock selection and sector allocation.

The Health Care and Industrial sectors provided the largest relative contribution to the performance of the portfolio. Both Health Care and Industrials were overweighted relative to the Russell 2000 Index. Some of the top contributing securities in the portfolio were Administaff Inc, Intuitive Surgical Inc., Microsemi Corp, Cuno Inc. and Techne Corp. Energy and Consumer Staples stocks detracted the most from performance relative

December 31, 2005	53

Forward Legato Fund

to the same sectors within the Index. Some stocks that detracted the most from performance last year were American Italian Pasta Co., Montpelier RE Holdings, Gentiva Health Services Inc., Alliance One Inc. and Duratek Inc.

The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

The Forward Legato Fund owned the following securities mentioned in the previous report as of December 31, 2005: Administaff Inc – 0.35%; Intuitive Surgical Inc. – 0.00%; Microsemi Corp – 1.57%; Cuno Inc. – 0.00%; Techne Corp. – 2.00%; American Italian Pasta Co. – 0.00%; Montpelier RE Holdings – 0.00%; Gentiva Health Services Inc. – 0.54%; Alliance One Inc. – 0.00%; and Duratek Inc. – 0.30%.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

54	December 31, 2005

Forward Legato Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2005

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

December 31, 2005	55

Forward Legato Fund

The chart shows how a hypothetical investment of $10,000 in the Class A shares of the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Aggregate Total Return Class A at December 31, 2005:
Since Inception*	7.94%[2]
13.34%[3]

*	The Fund began offering Class A shares on April 1, 2005.
[1]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.
[2]	Includes the effect of the maximum 4.75% sales charge.
[3]	Excludes sales charge.

The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

56	December 31, 2005

Forward Legato Fund

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

*    *    *    *    *

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2005 are available without charge upon request by calling (800) 999-6809 or on the Securities and Exchange Commission website at www.sec.gov.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. For the Forward Funds, this would be for the fiscal quarters ending September 30 and March 31. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

December 31, 2005	57

Forward Funds

Disclosure of Fund Expenses

For the Six Months Ended December 31, 2005 (Unaudited)

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2005 through December 31, 2005.

Actual Expenses

The table provides information about actual account values and actual expenses for each share class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

58	December 31, 2005

Forward Funds

Disclosure of Fund Expenses

For the Six Months Ended December 31, 2005 (Unaudited)

	Beginning Account Value 07/01/05	Ending Account Value 12/31/05	Expense Ratio(1)	Expenses Paid During Period 07/01/05- 12/31/05(2)
Forward Hoover Small Cap Equity Fund
Actual
Investor Class	$1,000.00	$1,069.00	1.73%	$9.02
Institutional Class	$1,000.00	$1,071.00	1.34%	$6.99
Class A*	$1,000.00	$1,069.60	1.69%	$8.82
Hypothetical
Investor Class	$1,000.00	$1,016.48	1.73%	$8.79
Institutional Class	$1,000.00	$1,018.45	1.34%	$6.82
Class A*	$1,000.00	$1,016.69	1.69%	$8.59
Forward Hoover Mini-Cap Equity Fund
Actual
Investor Class	$1,000.00	$1,118.70	1.99%	$10.63
Institutional Class	$1,000.00	$1,121.70	1.43%	$7.65
Hypothetical
Investor Class	$1,000.00	$1,015.17	1.99%	$10.11
Institutional Class	$1,000.00	$1,018.00	1.43%	$7.27
Forward Uniplan Real Estate Investment Fund
Actual	$1,000.00	$1,056.40	1.79%	$9.28
Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10
Forward International Equity Fund
Actual	$1,000.00	$1,175.90	1.69%	$9.27
Hypothetical	$1,000.00	$1,016.69	1.69%	$8.59
Forward Global Emerging Markets Fund
Actual
Investor Class	$1,000.00	$1,265.30	1.95%	$11.13
Institutional Class	$1,000.00	$1,266.90	1.70%	$9.71
Hypothetical
Investor Class	$1,000.00	$1,015.38	1.95%	$9.91
Institutional Class	$1,000.00	$1,016.64	1.70%	$8.64
Forward International Small Companies Fund
Actual
Investor Class	$1,000.00	$1,203.90	1.45%	$8.05
Institutional Class	$1,000.00	$1,205.40	1.20%	$6.67
Class A*	$1,000.00	$1,201.20	1.78%	$9.88

December 31, 2005	59

Forward Funds

Disclosure of Fund Expenses

For the Six Months Ended December 31, 2005 (Unaudited) (continued)

	Beginning Account Value 07/01/05	Ending Account Value 12/31/05	Expense Ratio(1)	Expenses Paid During Period 07/01/05- 12/31/05(2)
Hypothetical
Investor Class	$1,000.00	$1,017.90	1.45%	$7.38
Institutional Class	$1,000.00	$1,019.16	1.20%	$6.11
Class A*	$1,000.00	$1,016.23	1.78%	$9.05
Forward Legato Fund(3)
Actual	$1,000.00	$1,068.20	1.89%	$9.85
Hypothetical	$1,000.00	$1,015.68	1.89%	$9.60

(1)	Annualized, based on the Portfolio’s most recent fiscal half-year expenses.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(3)	The Forward Legato Fund commenced operations on April 1, 2005.
*	The Fund began offering Class A shares on May 2, 2005.

60	December 31, 2005

Forward Hoover Small Cap Equity Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
COMMON STOCKS – 96.56%
	Auto & Transportation – 5.64%
237,100	AirTran Holdings, Inc.*	$3,800,713
116,600	EGL, Inc.*	4,380,662
101,000	PHI, Inc.*	3,154,240
156,991	SkyWest, Inc.	4,216,778
48,400	Thor Industries, Inc.	1,939,388
119,300	Winnebago Industries, Inc.	3,970,304

		21,462,085

	Commercial Services – 0.48%
98,800	Korn/Ferry International*	1,846,572

	Consumer Discretionary – 20.74%
136,900	AnnTaylor Stores Corp.*	4,725,788
154,000	aQuantive, Inc.*	3,886,960
236,700	Callaway Golf Co.	3,275,928
333,100	Charming Shoppes, Inc.*	4,396,920
164,800	Citidel Broadcasting Co.	2,214,912
134,350	Hibbett Sporting Goods, Inc.*	3,826,288
117,300	ICT Group, Inc.*	1,988,235
139,500	Intrawest Corp.	4,038,525
99,900	Jack in the Box, Inc.*	3,489,507
254,000	Nautilus, Inc.	4,739,640
67,700	Red Robin Gourmet Burgers, Inc.*	3,449,992
184,800	Ruth’s Chris Steak House, Inc.*	3,344,880
79,700	Scientific Games Corp., Class A*	2,174,216
194,400	Texas Roadhouse, Inc., Class A*	3,022,920
107,900	The Children’s Place Retail Stores, Inc.*	5,332,418
133,600	The Dress Barn, Inc.*	5,158,296
74,950	The Men’s Wearhouse, Inc.*	2,206,528
103,100	The Sports Authority, Inc.*	3,209,503
64,500	Tractor Supply Co.*	3,414,630
93,600	Vail Resorts, Inc.*	3,091,608
254,200	ValueClick, Inc.*	4,603,562
78,900	WESCO International, Inc.*	3,371,397

		78,962,653

December 31, 2005	61	See Notes to Financial Statements

Forward Hoover Small Cap Equity Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Consumer Staples – 1.15%
120,400	Longs Drug Stores Corp.	$4,381,356

	Energy – 10.06%
119,100	Bill Barrett Corp.*	4,598,451
117,200	Cal Dive International, Inc.*	4,206,308
62,200	CARBO Ceramics, Inc.	3,515,544
61,200	Plains Exploration & Production Co.*	2,431,476
134,100	Range Resources Corp.	3,532,194
160,600	Southwestern Energy Co.*	5,771,964
73,700	St. Mary Land & Exploration Co.	2,712,897
156,100	Superior Energy Services, Inc.*	3,285,905
164,475	TETRA Technologies, Inc.*	5,019,777
58,400	Unit Corp.*	3,213,752

		38,288,268

	Financial Services – 16.93%
66,400	Affiliated Managers Group, Inc.*	5,328,600
39,900	Alexandria Real Estate Equities, Inc.	3,211,950
32,300	Apollo Investment Corp.	579,139
131,000	Cohen & Steers, Inc.	2,440,530
49,800	Corporate Office Properties Trust	1,769,892
183,100	Cresent Real Estate Equities Co.	3,629,042
155,900	Digital Realty Trust, Inc.	3,528,017
166,500	Equity Inns, Inc.	2,256,075
107,800	Equity One, Inc.	2,492,336
30,200	GAMCO Investors, Inc., Class A	1,314,606
107,800	Investment Technology Group, Inc.*	3,820,432
122,600	McGrath Rentcorp	3,408,280
112,200	Midwest Banc Holdings, Inc.	2,496,450
78,600	Ohio Casualty Corp.	2,225,952
152,900	Raymond James Financial, Inc.	5,759,743
72,400	SVB Financial Group*	3,391,216
189,700	SWS Group, Inc.	3,972,318
132,000	Texas Capital Bancshares, Inc.*	2,958,120

See Notes to Financial Statements	62	December 31, 2005

Forward Hoover Small Cap Equity Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Financial Services (continued)
70,400	UCBH Holdings, Inc.	$1,258,752
86,000	Urstadt Biddle Properties, Class A	1,394,060
160,300	Waddell & Reed Financial, Inc., Class A	3,361,491
83,300	Zenith National Insurance Corp.	3,841,796

		64,438,797

	Health Care – 9.38%
169,700	Adeza Biomedical Corp.*	3,572,185
119,700	Amedisys, Inc.*	5,056,128
86,200	Haemonetics Corp.*	4,211,732
172,300	Healthcare Services Group, Inc.	3,568,333
44,300	Integra LifeSciences Holdings*	1,570,878
142,700	IRIS International, Inc.*	3,119,422
197,850	Meridian Bioscience, Inc.	3,984,699
32,900	Pediatrix Medical Group, Inc.*	2,913,953
63,900	Psychiatric Solutions, Inc.*	3,753,486
204,900	Symmetry Medical, Inc.*	3,973,011

		35,723,827

	Integrated Oils – 0.92%
144,100	KCS Energy, Inc.*	3,490,102

	Internet Software & Services – 0.70%
186,100	United Online, Inc.	2,646,342

	Materials & Processing – 10.49%
261,500	Apogee Enterprises, Inc.	4,241,530
82,700	Barnes Group, Inc.	2,729,100
130,100	Ceradyne, Inc.*	5,698,380
135,600	Drew Industries, Inc.*	3,822,564
153,500	Encore Wire Corp.*	3,493,660
62,900	Granite Construction, Inc.	2,258,739
75,000	Mobile Mini, Inc.*	3,555,000
213,700	Oregon Steel Mills, Inc.*	6,287,054
102,800	Trammell Crow Co.*	2,636,820

December 31, 2005	63	See Notes to Financial Statements

Forward Hoover Small Cap Equity Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Materials & Processing (continued)
72,400	URS Corp.*	$2,722,964
74,300	Valmont Industries, Inc.	2,486,078

		39,931,889

	Producer Durables – 11.64%
133,900	A.S.V., Inc.*	3,344,822
69,000	Actuant Corp., Class A	3,850,200
127,600	AMETEK, Inc.	5,428,104
131,500	Astec Industries, Inc.*	4,294,790
142,900	Electro Scientific Industries, Inc.*	3,451,035
140,300	Gehl Co.*	3,682,875
60,800	Itron, Inc.*	2,434,432
147,000	Powerwave Technologies, Inc.*	1,847,790
52,600	Roper Industries, Inc.	2,078,226
216,800	Steelcase Inc., Class A	3,431,944
206,100	Technitrol, Inc.	3,524,310
138,300	Tektronix, Inc.	3,901,443
60,500	The Manitowoc Co., Inc.	3,038,310

		44,308,281

	Technology – 7.96%
206,400	Cypress Semiconductor Corp.*	2,941,200
323,200	Foundry Networks, Inc.*	4,463,392
311,000	Informatica Corp.*	3,732,000
62,800	MICROS Systems, Inc.*	3,034,496
155,700	OmniVision Technologies, Inc.*	3,107,772
145,700	Rackable Systems, Inc.*	4,149,536
119,900	Rimage Corp.*	3,474,702
64,400	ScanSource, Inc.*	3,521,392
85,900	WebEx Communications, Inc.*	1,858,017

		30,282,507

	Utilities – 0.47%
75,500	Southern Union Co.*	1,784,065

	Total Common Stocks	367,546,744

	(Cost $312,499,880)

See Notes to Financial Statements	64	December 31, 2005

Forward Hoover Small Cap Equity Fund

Portfolio of Investments

(Note 12)

Par Value		Value (Note 2)
SHORT-TERM DEBT INSTRUMENTS – 4.07%
$15,487,956	HSBC Bank—Grand Cayman 3.150%, due 01/03/06	$15,487,956

	Total Short-Term Debt Instruments	15,487,956

	(Cost $15,487,956)
Total Investments – 100.63%		383,034,700

(Cost $327,987,836)
Net Other Assets and Liabilities – (0.63)%		(2,377,330)

Net Assets – 100.00%		$380,657,370

*	Non-income producing security.

December 31, 2005	65	See Notes to Financial Statements

Forward Hoover Mini-Cap Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
COMMON STOCKS – 97.77%
	Auto & Transportation – 2.80%
26,800	AirTran Holdings, Inc.*	$429,604
18,300	Genesee & Wyoming Inc., Class A	687,165

		1,116,769

	Commercial Services – 2.20%
11,200	Korn/Ferry International*	209,328
29,600	Marchex, Inc., Class B*	665,704

		875,032

	Consumer Discretionary – 24.73%
51,000	24/7 Real Media, Inc.*	374,340
41,300	Bakers Footwear Group, Inc.*	635,194
23,000	BJ’s Restaurants, Inc.*	525,780
26,100	Callaway Golf Co.	361,224
32,800	Charlotte Russe Holding, Inc.*	683,224
25,100	Charming Shoppes, Inc.*	331,320
32,900	Christopher & Banks Corp.	617,862
20,300	Deb Shops, Inc.	603,519
15,112	Hibbett Sporting Goods, Inc.*	430,390
53,000	ICT Group, Inc.*	898,350
10,800	Jack in the Box, Inc.*	377,244
27,700	Nautilus, Inc.	516,882
38,700	PetMed Express, Inc.*	548,379
9,500	Red Robin Gourmet Burgers, Inc.*	484,120
21,000	Ruth’s Chris Steak House, Inc.*	380,100
17,900	Shoe Carnival, Inc.*	392,368
17,100	Texas Roadhouse, Inc., Class A*	265,905
9,300	The Children’s Place Retail Stores, Inc.*	459,606
15,000	The Dress Barn, Inc.*	579,150
12,400	The Sports Authority, Inc.*	386,012

		9,850,969

	Consumer Staples – 1.49%
19,500	Peet’s Coffee & Tea, Inc.*	591,825

See Notes to Financial Statements	66	December 31, 2005

Forward Hoover Mini-Cap Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Energy – 10.23%
5,300	Atwood Oceanics, Inc.*	$413,559
6,600	Berry Petroleum Co., Class A	377,520
6,750	CARBO Ceramics, Inc.	381,510
16,100	Carrizo Oil & Gas, Inc.*	397,831
24,100	Goodrich Petroleum Corp.*	606,115
34,600	Pioneer Drilling Co.*	620,378
19,700	Superior Well Services, Inc.*	468,072
13,875	TETRA Technologies, Inc.*	423,465
9,700	Whiting Petroleum Corp.*	388,000

		4,076,450

	Financial Services – 10.12%
5,000	Apollo Investment Corp.	89,650
15,200	Capital Corp of the West	493,240
14,200	Cohen & Steers, Inc.	264,546
18,400	Digital Realty Trust, Inc.	416,392
33,300	Education Reatly Trust, Inc.*	429,237
20,400	Equity Inns, Inc.	276,420
12,700	Glacier Bancorp, Inc.	381,635
13,800	Midwest Banc Holdings, Inc.	307,050
21,300	SWS Group, Inc.	446,022
17,200	Texas Capital Bancshares, Inc.*	385,452
17,500	Vineyard National Bancorp Co.	539,700

		4,029,344

	Health Care – 6.66%
32,200	Adeza Biomedical Corp.*	677,810
13,100	Amedisys, Inc.*	553,344
24,875	Healthcare Services Group, Inc.	515,161
15,600	IRIS International, Inc.*	341,016
28,000	Meridian Bioscience, Inc.	563,920

		2,651,251

December 31, 2005	67	See Notes to Financial Statements

Forward Hoover Mini-Cap Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Internet Software & Services – 1.02%
28,700	United Online, Inc.	$408,114

	Materials & Processing – 15.72%
28,400	Apogee Enterprises, Inc.	460,648
11,400	Barnes Group, Inc.	376,200
8,800	Ceradyne, Inc.*	385,440
16,600	Drew Industries, Inc.*	467,954
16,800	Encore Wire Corp.*	382,368
34,100	Ennis, Inc.	619,597
62,600	Graftech International, Ltd.*	389,372
8,700	Mobile Mini, Inc.*	412,380
42,600	Modtech Holdings, Inc.*	397,884
59,300	NN, Inc.	628,580
32,300	Oregon Steel Mills, Inc.*	950,266
18,800	Trammell Crow Co.*	482,220
9,200	Valmont Industries, Inc.	307,832

		6,260,741

	Producer Durables – 9.58%
15,600	A.S.V., Inc.*	389,688
7,800	Actuant Corp., Class A	435,240
14,300	Astec Industries, Inc.*	467,038
16,300	Electro Scientific Industries, Inc.*	393,645
62,700	Flanders Corp.*	762,432
21,000	Gehl Co.*	551,250
40,350	Napco Security Systems, Inc.*	418,430
23,300	Technitrol, Inc.	398,430

		3,816,153

	Technology – 13.22%
22,800	Daktronics, Inc.	674,196
37,400	Informatica Corp.*	448,800
26,100	Micromuse, Inc.*	258,129
63,400	Nuance Communications, Inc.*	483,742

See Notes to Financial Statements	68	December 31, 2005

Forward Hoover Mini-Cap Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Technology (continued)
17,000	Omnivision Technologies, Inc.*	$339,320
15,700	Rackable Systems, Inc.*	447,136
25,100	RightNow Technoligies, Inc.*	463,346
22,300	Rimage Corp.*	646,254
7,500	ScanSource, Inc.*	410,100
91,600	SkillSoft Plc, ADR*	503,800
39,400	Stellent, Inc.*	391,242
9,200	Webex Communications, Inc.*	198,996

		5,265,061

	Total Common Stocks	38,941,709

	(Cost $33,267,121)

Par Value
SHORT-TERM DEBT INSTRUMENTS – 6.25%
$2,488,390	J.P. Morgan—Grand Cayman 3.150%, due 01/03/06	2,488,390

	Total Short-Term Debt Instruments	2,488,390

	(Cost $2,488,390)
Total Investments – 104.02%		41,430,099

(Cost $35,755,511)
Net Other Assets and Liabilities – (4.02)%		(1,600,969)

Net Assets – 100.00%		$39,829,130

*	Non-income producing security.
ADR	American Depository Receipt

December 31, 2005	69	See Notes to Financial Statements

Forward Uniplan Real Estate Investment Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
COMMON STOCKS – 98.17%
	Health Care – 6.86%
12,750	Alexandria Real Estate Equities, Inc.	$1,026,375
55,200	BioMed Realty Trust, Inc.	1,346,880
18,600	Ventas, Inc.	595,572

		2,968,827

	Hotels – 6.40%
67,000	Great Wolf Resorts, Inc.*	690,770
67,225	Interstate Hotels & Resorts, Inc.*	293,773
28,000	Starwood Hotels & Resorts Worldwide, Inc.	1,788,080

		2,772,623

	Industrial – 8.90%
41,350	AMB Property Corp.	2,033,179
40,300	EastGroup Properties, Inc.	1,819,948

		3,853,127

	Office – 15.88%
16,500	Boston Properties, Inc.	1,223,145
18,400	Kilroy Realty Corp.	1,138,960
37,100	Lexington Corporate Properties Trust	790,230
46,000	Maguire Properties, Inc.	1,421,400
21,250	SL Green Realty Corp.	1,623,288
29,500	Trizec Properties, Inc.	676,140

		6,873,163

	Residential – 12.05%
32,600	American Campus Communities, Inc.	808,480
22,000	Archstone-Smith Trust	921,580
21,230	Avalonbay Communities, Inc.	1,894,778
32,200	Boardwalk Real Estate Investment Trust	584,101
25,700	Equity Residential	1,005,384

		5,214,323

See Notes to Financial Statements	70	December 31, 2005

Forward Uniplan Real Estate Investment Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Retail – 35.63%
31,550	CBL & Associates Properties, Inc.	$1,246,540
48,100	Cedar Shopping Centers, Inc.	676,767
26,000	Developers Diversified Realty Corp.	1,222,520
31,200	General Growth Properties, Inc.	1,466,088
49,100	Kimco Realty Corp.	1,575,128
36,200	Realty Income Corp.	782,644
21,250	Regency Centers Corp.	1,252,688
37,108	Simon Property Group, Inc.	2,843,586
7,790	Simon Property Group, L.P., 6.000%	500,897
25,100	The Mills Corp.	1,052,694
19,000	Vornado Realty Trust	1,585,930
32,200	Weingarten Realty Investors	1,217,482

		15,422,964

	Self Storage – 3.21%
66,000	U-Store-It Trust	1,389,300

	Specialty – 9.24%
17,000	CB Richard Ellis Group, Inc., Class A*	1,000,450
36,800	Digital Realty Trust, Inc.	832,784
13,800	Global Signal, Inc.	595,608
25,000	Patriot Capital Funding, Inc.	305,000
31,800	Rayonier, Inc.	1,267,230

		4,001,072

	Total Common Stocks	42,495,399

	(Cost $27,004,846)
PREFERRED STOCKS – 1.46%
	Health Care – 1.46%
15,000	LTC Properties, Inc., Series E, 8.500%	630,750

	Total Preferred Stocks	630,750

	(Cost $375,000)

December 31, 2005	71	See Notes to Financial Statements

Forward Uniplan Real Estate Investment Fund

Portfolio of Investments

(Note 12)

Par Value		Value (Note 2)
SHORT-TERM DEBT INSTRUMENTS – 4.55%
$1,970,109	Wachovia Bank – Grand Cayman 3.150%, due 01/03/06	$1,970,109

	Total Short-Term Debt Instruments	1,970,109

	(Cost $1,970,109)
Total Investments – 104.18%		45,096,258

(Cost $29,349,955)
Net Other Assets and Liabilities – (4.18)%		(1,808,618)

Net Assets – 100.00%		$43,287,640

*	Non-income producing security.

See Notes to Financial Statements	72	December 31, 2005

Forward International Equity Fund*

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
COMMON STOCKS – 99.01%
	Australia – 5.12%
33,700	AMP, Ltd.	$190,102
105,600	Futuris Corp. Ltd.	150,278
95,100	Lion Selection Group, Ltd.	154,171
102,300	Pacific Brands, Ltd.	199,613
3,700	Rio Tinto, Ltd.	187,276
131,000	Roc Oil Co., Ltd.*	243,121
51,800	Telestra Corp. Ltd.	149,332

		1,273,893

	Austria – 1.34%
5,100	Raiffeisen International Bank-Holding AG*	334,173

	Belgium – 1.05%
4,000	Delhaize Group	260,445

	Brazil – 2.01%
5,300	Banco Nossa Caixa SA*	79,199
4,627	Companhia de Bebidas das Americas, ADR	176,057
2,500	Petroleo Brasileiro SA, ADR*	160,925
3,100	Telmar Norte Leste SA	84,286

		500,467

	Canada – 3.96%
32,100	iShares MSCI Canada Index Fund	702,990
4,454	Suncor Energy, Inc.	281,181

		984,171

	China – 0.45%
208,000	Angang New Steel Co., Ltd.	112,000

	Czechoslovakia – 0.65%
5,400	CEZ AS	161,471

*	Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund.

December 31, 2005	73	See Notes to Financial Statements

Forward International Equity Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Egypt – 0.62%
2,900	Orascom Telecom Holding SAE, GDR	$155,150

	Finland – 1.10%
14,600	Fortum Oyj	272,788

	France – 10.45%
15,400	Air France—KLM	328,606
13,900	Axa, ADR	449,387
19,780	Bull SA*	228,649
2,710	Pernod Recard SA	471,177
10,700	Publicis Groupe	371,063
3,900	Sanofi-Aventis	340,419
500	Total SA	125,150
2,250	Total SA, ADR	284,400

		2,598,851

	Germany – 6.35%
2,440	Allianz AG	368,225
5,670	Deutsche Post AG	136,971
1,220	Deutsche Postbank AG	70,514
2,600	E.ON AG	268,011
14,200	Hypo Real Estate Holding AG	736,649

		1,580,370

	Greece – 4.60%
44,130	Bank of Cyprus Public Co., Ltd.	239,447
23,700	Hellenic Exchanges SA	250,480
6,500	National Bank of Greece SA	276,015
11,000	Opap SA	377,574

		1,143,516

	Hong Kong – 0.70%
17,000	Cheung Kong (Holdings), Ltd.	174,417

	Hungary – 0.79%
2,100	MOL Magyar Olaj-es Gazipari Rt., GDR	197,400

See Notes to Financial Statements	74	December 31, 2005

Forward International Equity Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	India – 0.81%
2,500	Infosys Technologies, Ltd., ADR	$202,150

	Italy – 6.74%
10,000	Autostrade SpA	238,977
29,300	Buzzi Unicem SpA	319,688
42,700	Danieli SpA	239,243
17,900	Fondiaria-Sai SpA	446,560
63,100	UniCredito Italiano SpA	433,181

		1,677,649

	Japan – 18.36%
2,100	Aeon Credit Service Co., Ltd.	198,560
4,000	Aoyama Trading Co., Ltd.	135,220
5,600	Arnest One Corp.	154,673
16,000	Asahi Glass Co., Ltd.	206,456
81	Astellas Pharma, Inc.	3,157
21,000	Bank of Fukuoka, Ltd.	179,522
8,400	Century Leasing System, Inc.	147,318
20,000	Chugoku Marine Paints, Ltd.	111,158
11,000	Daimaru, Inc.	158,621
24,000	Fujitsu, Ltd.	182,598
21,000	ITOCHU Corp.	175,074
18,000	Kyowa Exeo Corp.	235,008
26,000	Mitsubishi Electric Corp.	183,936
7	Mitsubishi UFJ Financial Group, Inc.	94,891
34,000	Mitsui Mining & Smelting Co., Ltd.	213,454
23	Mizuho Financial Group, Inc.	182,394
1,900	Promise Co., Ltd.	126,366
8,000	Ricoh Co., Ltd.	139,964
19,000	Sekisui Chemical Co., Ltd.	128,459
18,000	Shochiku Co., Ltd.	166,381
1,000	SMC Corp.	142,760
19,000	Sumitomo Heavy Industries, Ltd.	159,366
10,000	Sumitomo Realty & Development Co., Ltd.	217,318

December 31, 2005	75	See Notes to Financial Statements

Forward International Equity Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Japan (continued)
22,000	The Eighteenth Bank, Ltd.	$138,863
2,400	Tokyo Electron, Ltd.	150,674
35,000	Toshiba Corp.	208,761
5,600	Toyota Motor Corp.	290,367
33	West Japan Railway Co.	137,558

		4,568,877

	Luxembourg – 1.37%
13,800	Arcelor	341,020

	Mexico – 0.72%
3,100	Coca-Cola Femsa, SA de CV, ADR	83,731
1,200	Grupo Televisa SA, ADR	96,600

		180,331

	Netherlands – 0.87%
5,740	Axalto Holding NV	157,620
1,910	TNT NV	59,478

		217,098

	Norway – 3.01%
59,300	Tandberg ASA	361,690
39,700	Telenor ASA	388,425

		750,115

	Russia – 0.64%
2,200	OAO Gazprom, GDR	158,180

	South Korea – 2.95%
3,800	Kookmin Bank, ADR	283,898
690	Samsung Electronics Co., Ltd.	449,829

		733,727

	Spain – 3.76%
19,900	Banco Bilbao Vizcaya Argentaria SA	353,974
20,900	Corporacion Dermoestetica*	219,901
6,100	Fadesa Inmobiliaria SA	200,316

See Notes to Financial Statements	76	December 31, 2005

Forward International Equity Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Spain (continued)
15,300	Telefonica Moviles SA	$160,078

		934,269

	Sweden – 2.08%
11,700	Capio AB*	208,020
7,400	Modern Times Group AB, Class B*	308,233

		516,253

	Switzerland – 2.95%
8,900	Credit Suisse Group	452,445
3,990	Julius Baer Holding, Ltd.	281,854

		734,299

	Taiwan – 0.52%
11,700	Hon Hai Precision Industry Co., Ltd.	128,700

	Thailand – 0.74%
65,400	Bangkok Bank Public Co., Ltd.	183,439

	Turkey – 1.37%
39,500	Turkiye Is Bankasi	341,953

	United Kingdom – 12.93%
7,300	AstraZeneca Plc	354,536
83,800	IG Group Holdings Plc*	249,602
7,930	Investcom Llc, GDR	111,654
139,100	Old Mutual Plc	393,420
100	Reckitt Benckiser Plc	3,296
11,203	Royal Bank of Scotland Group Plc	337,532
24,000	Royal Dutch Shell Plc, Class A*	729,812
8,500	Standard Chartered Plc	188,970
14,500	Vodafone Group Plc, ADR	311,315
28,500	William Hill Plc	262,004
29,800	Yell Group Plc	274,467

		3,216,608

	Total Common Stocks	24,633,780

	(Cost $21,855,077)

December 31, 2005	77	See Notes to Financial Statements

Forward International Equity Fund

Portfolio of Investments

(Note 12)

Par Value		Value (Note 2)
SHORT-TERM DEBT INSTRUMENTS – 0.35%
$85,897	Brown Brothers Harriman & Co.—Grand Cayman 3.150%, due 01/03/06	$85,897

	Total Short-Term Debt Instruments	85,897

	(Cost $85,897)
Total Investments – 99.36%		24,719,677

(Cost $21,940,974)
Net Other Assets and Liabilities – 0.64%		160,171

Net Assets – 100.00%		$24,879,848

*	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

OTHER INFORMATION:

Sector Concentration as a Percentage of Net Assets (Unaudited):

% of Net Assets
Banks	20.04%
Financial Services	16.97%
Consumer Discretionary	12.13%
Industrials	10.91%
Information Technology	8.89%
Energy	8.76%
Telecommunication Services	5.47%
Health Care	4.53%
Materials	4.50%
Consumer Staples	3.99%
Utilities	2.82%
Short-Term Debt Instruments	0.35%
Net Other Assets and Liabilities	0.64%

TOTAL NET ASSETS	100.00%

See Notes to Financial Statements	78	December 31, 2005

Forward Global Emerging Markets Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
COMMON STOCKS – 95.55%
	Argentina – 0.87%
25,500	Telecom Argentina SA, Sponsored ADR*	$328,695

	Brazil – 8.94%
6,500	Brasil Telecom Participacoes SA, ADR	242,775
4,600	Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	151,340
8,487	Cia Vale do Rio Doce	347,038
19,384	Petroleo Brasileiro SA, ADR	1,247,748
28	Tele Norte Leste Participacoes SA	639
16,417	Tele Norte Leste Participacoes SA, ADR	294,193
9,570	Tim Participacoes SA, ADR	241,930
13,118	Unibanco—Uniao de Bancos Brasileiros SA, ADR	833,911

		3,359,574

	China – 3.01%
270,000	Angang New Steel Co., Ltd., Class H	145,385
433,000	China Life Insurance Co., Ltd., Class H*	382,540
649,917	China Telecom Corp., Ltd., Class H	238,892
449,579	China Unicom, Ltd.	365,296

		1,132,113

	Egypt – 0.26%
9,714	Commercial International Bank	99,446

	Hong Kong – 3.71%
518,000	CNOOC, Ltd.	350,742
48,000	Hutchison Whampoa, Ltd.	457,183
26,000	Sun Hung Kai Properties, Ltd.	253,174
94,000	Wharf (Holdings), Ltd.	332,183

		1,393,282

	India – 4.02%
32,900	Hindalco Industries, Ltd., GDR, Registered Shares@	102,319

December 31, 2005	79	See Notes to Financial Statements

Forward Global Emerging Markets Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	India (continued)
1,024	Infosys Technologies, Ltd., Sponsored ADR	$82,801
12,495	ITC, Ltd., Sponsored GDR	38,859
6,156	Reliance Industries, Ltd., Sponsored GDR@	243,347
4,877	Satyam Computer Services, Ltd., ADR	178,449
13,276	State Bank of India, GDR	655,834
14,553	Tata Motors, Ltd., Sponsored ADR	209,127

		1,510,736

	Indonesia – 2.90%
123,254	PT Astra International Tbk	127,763
1,183,915	PT Bank Mandiri	197,319
418,313	PT Bank Rakyat Indonesia	128,597
2,975,500	PT Bumi Resources Tbk	229,815
17,113	PT Telekomunikasi Indonesia, Sponsored ADR	408,316

		1,091,810

	Israel – 5.95%
129,931	Bank Hapoalim B.M.	603,405
151,800	Bank Leumi Le-Israel	581,976
7,609	Check Point Software Technologies, Ltd.*	152,941
51,800	Makhteshim-Agan Industries, Ltd.	298,845
13,900	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	597,839

		2,235,006

	Malaysia – 3.33%
321,200	Bumiputra-Commerce Holdings Berhad	484,413
151,100	Telekom Malaysia Berhad	381,797
147,500	Tenaga Nasional Berhad	386,360

		1,252,570

See Notes to Financial Statements	80	December 31, 2005

Forward Global Emerging Markets Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Mexico – 4.25%
19,803	America Movil SA de CV, ADR, Series L	$579,436
4,800	Fomento Economico Mexicano, SA de CV, Sponsored ADR	348,048
8,333	Grupo Televisa SA, Sponsored ADR	670,807

		1,598,291

	Philippines – 2.89%
88,612	ABS-CBN Broadcasting Corp., PDR	21,302
1,785,963	Ayala Land, Inc.	333,376
218,756	Bank of the Philippine Islands	224,793
8,019	Philippine Long Distance Telephone Co.	277,449
50,980	SM Investments Corp.	230,695

		1,087,615

	Poland – 1.00%
6,700	Polski Koncern Naftowy Orlen SA, GDR	261,300
16,211	Telekomunikacja Polska SA, GDR	115,909

		377,209

	Russia – 4.57%
7,096	LUKOIL, Sponsored ADR	418,664
8,500	Mobile TeleSystems	56,525
10,000	Mobile TeleSystems, Sponsored ADR	350,000
7,981	OAO Gazprom, Sponsored ADR, Registered Shares	573,834
6,830	OAO Vimpel-Communications, Sponsored ADR*	302,091
2,100	YUKOS, Sponsored ADR*	16,884

		1,717,998

	Singapore – 2.12%
43,000	DBS Group Holdings, Ltd.	426,690
236,000	Singapore Telecommunications, Ltd.	370,435

		797,125

December 31, 2005	81	See Notes to Financial Statements

Forward Global Emerging Markets Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Slovakia – 0.00%#
525	Chirana Prema AS*	$0

	South Africa – 6.75%
20,360	Barloworld, Ltd.	354,810
53,295	FirstRand, Ltd.	155,032
2,635	Impala Platinum Holdings, Ltd.	387,199
28,096	Nedbank Group, Ltd.	442,978
77,800	Old Mutual Plc	220,182
3,656	SABMiller Plc	67,874
66,375	Sanlam, Ltd.	158,965
26,360	Sappi, Ltd.	301,357
37,624	Standard Bank Group, Ltd.	449,707

		2,538,104

	South Korea – 17.74%
31,360	Daewoo Engineering & Construction Co., Ltd.	415,714
10,757	Hana Financial Group, Inc.	491,616
3,600	Hyundai Motor Co.	346,520
17,220	Kia Motors Corp.	452,284
5,300	Kookmin Bank	401,098
17,922	LG Corp.	560,256
4,980	LG Electronics, Inc.	439,941
900	NCsoft Corp.*	68,378
2,659	POSCO, ADR	131,647
33,640	Samsung Corp.	718,825
2,565	Samsung Electronics Co., Ltd.	1,672,192
3,130	Samsung Fire & Marine Insurance Co., Ltd.	396,340
670	Shinsegae Co., Ltd.	293,624
13,900	SK Telecom Co., Ltd., ADR	282,031

		6,670,466

	Taiwan – 15.29%
158,049	Acer, Inc.	397,000
138,632	Asustek Computer, Inc.	426,314

See Notes to Financial Statements	82	December 31, 2005

Forward Global Emerging Markets Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Taiwan (continued)
213,620	AU Optronics Corp.	$318,700
187,950	BenQ Corp.	181,690
23,000	Cathay Financial Holding Co., Ltd.	41,667
12,243	Cathay Financial Holding Co., Ltd., GDR, Registered Shares	220,741
269,000	China Steel Corp.	204,756
15,700	Chunghwa Telecom Co., Ltd., ADR	288,095
94,000	Delta Electronics, Inc.	192,614
154,346	First Financial Holding Co., Ltd.	110,435
307,772	Fubon Financial Holding Co., Ltd.	264,255
45,887	Hon Hai Precision Industry Co., Ltd.	251,482
24,000	Largan Precision Co., Ltd.	378,517
408,000	Mega Financial Holding Co., Ltd.	265,218
278,827	Powerchip Semiconductor Corp.	183,797
185,837	Quanta Computer, Inc.	260,842
308,992	Siliconware Precision Industries Co.	433,233
563,577	Taiwan Semiconductor Manufacturing Co., Ltd.	1,072,452
453,243	United Microelectronics Corp.	256,678

		5,748,486

	Thailand – 4.04%
157,564	Bangkok Bank Public Co., Ltd.	441,943
211,254	Kasikornbank Public Co., Ltd.	386,436
31,000	PTT Public Co., Ltd.	170,876
21,800	Siam Cement Public Co., Ltd.	140,369
114,300	Siam Commercial Bank Public Co., Ltd.	144,964
955,500	True Corporation Public Co., Ltd.*	233,046

		1,517,634

	Turkey – 3.91%
28,385	Akbank T.A.S.	231,030
11,923	Arcelik AS	82,927
37,867	Haci Omer Sabanci Holding AS	214,342
47,233	Koc Holding AS	221,925
58,700	Petkim Petrokimya Holding AS	340,951

December 31, 2005	83	See Notes to Financial Statements

Forward Global Emerging Markets Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Turkey (continued)
23,133	Turkcell Iletisim Hizmetleri AS	$140,357
27,338	Turkiye Is Bankasi, Class C	236,670

		1,468,202

	Total Common Stocks	35,924,362

	(Cost $27,227,917)
PREFERRED STOCKS – 2.95%
	Brazil – 2.95%
22,908	Banco Bradesco SA, Preference No Par	664,041
10,982,600	Cia Energetica de Minas Gerais, Preference	446,733

	Total Preferred Stocks	1,110,774

	(Cost $982,154)
RIGHTS AND WARRANTS – 0.00%
	India – 0.00%
8,225	Hindalco Industries, Ltd., Rights*	0

	Thailand – 0.00%
47,704	True Corporation Public Company, Ltd., Rights*	0

	Total Rights and Warrants	0

	(Cost $0)

Par Value
SHORT-TERM DEBT INSTRUMENTS – 2.89%
$1,087,000	Wachovia Bank—Grand Cayman 3.150%, due 01/03/06	1,087,000

	Total Short-Term Debt Instruments	1,087,000

	(Cost $1,087,000)
Total Investments – 101.39%		38,122,136

(Cost $29,297,071)
Net Other Assets and Liabilities – (1.39)%		(524,396)

Net Assets – 100.00%		$37,597,740

See Notes to Financial Statements	84	December 31, 2005

Forward Global Emerging Markets Fund

Portfolio of Investments

(Note 12)

*	Non-income producing security.
#	Amount represents less than 0.01%.
@	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005 these securities amounted to $345,666 or 0.92% of total net assets.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PDR	Philippine Depositary Receipt

OTHER INFORMATION:

Sector Concentration as a Percentage of Net Assets (Unaudited):

% of Net Assets
Banks	21.72%
Information Technology	15.79%
Telecommunication Services	14.62%
Financial Services	9.42%
Energy	8.73%
Consumer Discretionary	8.04%
Industrials	7.77%
Materials	6.99%
Utilities	2.22%
Consumer Staples	1.61%
Health Care	1.59%
Short-Term Debt Instruments	2.89%
Net Other Assets and Liabilities	(1.39)%

TOTAL NET ASSETS	100.00%

December 31, 2005	85	See Notes to Financial Statements

Forward International Small Companies Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
COMMON STOCKS – 95.97%
	Australia – 4.53%
427,000	A.B.C. Learning Centres, Ltd.	$2,255,232
1,300,000	Bendigo Mining, Ltd.*	1,573,469
420,000	Healthscope, Ltd.	1,728,395
375,000	McGuigan Simeon Wines, Ltd.	797,738
603,160	Sigma Pharmaceuticals, Ltd.	1,380,442
880,000	Timbercorp, Ltd.	1,936,577

		9,671,853

	Austria – 4.65%
15,500	Andritz AG	1,697,580
12,370	Boehler-Uddeholm AG	2,085,060
188,750	Century Casinos, Inc., ADC#*	1,625,274
13,500	EVN AG	1,092,382
135,400	Immoeast Immobilien Anlagen AG*	1,328,797
244,380	SkyEurope Holding AG#*	1,470,119
10,780	Wiener Staedtische Allgemeine Versicherung AG	633,871

		9,933,083

	Belgium – 2.02%
53,644	ICOS Vision Systems NV#*	1,879,292
33,000	Option NV*	2,442,555

		4,321,847

	Denmark – 1.05%
22,000	Bang & Olufsen A/S, Class B	2,254,458

	France – 6.57%
20,070	April Group	826,208
41,134	bioMerieux	2,162,521
240,000	Bull SA*	2,774,304
12,700	Cegedim SA#	1,093,562
18,416	Cie Generale de Geophysique SA*	1,623,765
35,000	Groupe Steria SCA	1,736,004

See Notes to Financial Statements	86	December 31, 2005

Forward International Small Companies Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	France (continued)
18,000	Seche Environnement	$1,904,503
62,000	SR Teleperformance	1,930,689

		14,051,556

	Germany – 4.18%
9,630	Bijou Brigitte Modische Accessoires AG#	2,595,549
31,060	ElringKlinger AG	1,119,622
65,000	IVG Immobilien AG	1,357,840
67,000	Pfleiderer AG*	1,278,704
11,500	Rational AG#	1,522,924
17,000	Rheinmetall AG	1,067,989

		8,942,628

	Greece – 1.00%
100,000	Piraeus Bank SA	2,134,987

	Hong Kong – 3.86%
1,150,000	FU JI Food & Catering Services	1,883,651
1,200,000	Kowloon Development Co., Ltd.	1,292,310
2,400,000	Midland Holdings, Ltd.	1,238,141
1,000,000	Moulin Global Eyecare Holdings, Ltd.#*	0
4,500,000	Peace Mark (Holdings), Ltd.	1,436,437
4,500,000	Prime Success International Group, Ltd.	2,263,476
122,000	YGM Trading, Ltd.	138,465

		8,252,480

	Indonesia – 0.30%
80,000,000	PT Bank Century Tbk#*	650,407

	Ireland – 1.56%
36,600	FBD Holdings Plc	1,582,670
140,000	Kingspan Group Plc	1,758,711

		3,341,381

December 31, 2005	87	See Notes to Financial Statements

Forward International Small Companies Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Italy – 4.62%
235,900	Astaldi SpA	$1,350,933
172,900	Credito Emiliano SpA	1,922,176
701,140	Hera SpA	1,867,021
217,152	Milano Assicurazioni SpA	1,479,219
200,900	Recordati SpA	1,379,176
28,000	Tod’s SpA	1,880,582

		9,879,107

	Japan – 26.95%
410	Asset Managers Co., Ltd.	2,848,286
111,000	Chiyoda Corp.	2,548,462
180,000	CKD Corp.	2,319,464
160,000	Daimei Telecom Engineering Corp.	1,947,882
135,000	Espec Corp.	2,167,349
38,000	F.C.C. Co., Ltd.	1,902,642
100,000	Fujimi, Inc.	1,957,032
57,000	Hamamatsu Photonics K.K.	1,670,848
550,000	Haseko Corp.*	2,120,118
137,000	Hitachi Koki Co., Ltd.	2,265,616
78,000	Izumi Co., Ltd.	2,663,089
98,000	Japan General Estate Co., Ltd.	1,633,114
280,000	Keiyo Bank, Ltd.	1,994,987
65,000	Kibun Food Chemifa Co., Ltd.	1,517,123
120,000	Matsui Securities Co., Ltd.	1,664,240
180,000	Nabtesco Corp.	2,316,414
1,125	NextCom K.K.	1,505,898
125,000	Nippon Seiki Co., Ltd.	2,557,485
300,000	Ryobi, Ltd.	2,117,153
188,000	Ryowa Life Create Co., Ltd.	2,038,702
130	Sammy NetWorks Co., Ltd.	1,663,054
50,000	Seijo Corp.	1,255,974
142,000	Shizuoka Gas Co., Ltd.	980,465

See Notes to Financial Statements	88	December 31, 2005

Forward International Small Companies Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Japan (continued)
228,000	SMBC Friend Securities Co., Ltd.	$1,844,693
50,000	Stella Chemifa Corp.	1,868,076
40,000	Sysmex Corp.	1,524,960
215,000	Tokyo Tatemono Co., Ltd.	2,140,239
37,300	Trans Cosmos, Inc.	2,885,131
34,000	UFJ Central Leasing Co., Ltd.	1,687,961

		57,606,457

	Netherlands – 4.13%
45,000	Fugro NV	1,440,055
20,560	Koninklijke BAM Groep NV	1,719,436
13,500	Koninklijke Ten Cate NV	1,369,459
43,960	Nutreco Holding NV	1,934,638
87,690	Trader Classified Media NV, Class A*	1,338,447
26,552	Univar NV	1,033,541

		8,835,576

	Norway – 1.47%
389,150	Acta Holding ASA	1,028,728
180,000	Subsea 7, Inc.*	2,119,989

		3,148,717

	Singapore – 3.72%
1,280,000	Jurong Technologies Industrial Co., Ltd.	1,393,312
1,422,000	KS Energy Services, Ltd.	1,641,953
1,200,000	Parkway Holdings, Ltd.	1,522,732
2,300,000	Petra Foods, Ltd.#	1,493,865
4,300,000	United Test and Assembly Center, Ltd.*	1,887,779

		7,939,641

	Spain – 1.77%
40,000	Banco Pastor SA	1,912,288
100,000	Enagas	1,863,691

		3,775,979

December 31, 2005	89	See Notes to Financial Statements

Forward International Small Companies Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Sweden – 5.04%
283,600	Boliden AB*	$2,316,232
83,670	Brostrom AB, Class B	1,682,102
80,000	Gambro AB, Class A	872,011
35,000	Hexagon AB, Class B	1,042,267
500,000	Intentia International AB*	1,564,343
140,000	Intrum Justitia AB*	1,288,541
142,400	Micronic Laser Systems AB*	2,012,913

		10,778,409

	Switzerland – 2.72%
10,000	Advanced Digital Broadcast Holdings SA*	910,505
12,540	Dufry Group*	789,726
38,400	Logitech International SA, Registered Shares*	1,799,158
15,000	Ypsomed Holding AG*	2,321,787

		5,821,176

	United Kingdom – 15.83%
450,000	Amlin Plc	1,919,742
100,000	AWG Plc	1,879,828
320,000	Balfour Beatty Plc	1,955,708
120,000	BBA Group Plc	676,738
124,000	BowLeven Plc*	622,661
276,000	Charter Plc*	2,653,390
72,000	Forth Ports Plc	1,983,862
47,000	Inchcape Plc	1,840,463
993,560	Indago Petroleum, Ltd.#*	1,296,318
69,330	Lancashire Holdings, Ltd.—W/I*	405,268
86,000	Lonmin Plc	2,381,425
669,600	Photo-Me International Plc	1,413,919
171,800	Redrow Plc	1,577,905
1,290,810	Regus Group Plc*	2,337,862
197,900	SCI Entertainment Group Plc*	2,089,416

See Notes to Financial Statements	90	December 31, 2005

Forward International Small Companies Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	United Kingdom (continued)
414,500	St. James’s Place Capital PLC	$1,907,056
119,300	Stanley Leisure Plc	1,441,840
307,900	Tullow Oil Plc	1,427,176
76,400	Wilson Bowden Plc	1,901,802
366,700	Wolfson Microelectronics Plc*	2,127,804

		33,840,183

	Total Common Stocks	205,179,925

	(Cost $172,994,009)

Par Value
SHORT-TERM DEBT INSTRUMENTS – 3.88%
$8,295,000	J.P. Morgan Chase & Co.—Grand Cayman 3.150%, due 01/03/06	8,295,000

	Total Short-Term Debt Instruments	8,295,000

	(Cost $8,295,000)
Total Investments – 99.85%		213,474,925

(Cost $181,289,009)
Net Other Assets and Liabilities – 0.15%		327,561

Net Assets – 100.00%		$213,802,486

*	Non-income producing security.
ADC	Austrian Depositary Certificates

December 31, 2005	91	See Notes to Financial Statements

Forward International Small Companies Fund

Portfolio of Investments

(Note 12)

#	Securities determined to be illiquid under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Cost	Market Value	% of TNA
07/28/2004	Bijou Brigitte Modische Accessoires AG	$1,597,500	$2,595,549	1.21%
07/06/2004	Cegedim SA	$1,017,950	$1,093,562	0.51%
10/11/2005	Century Casinos, Inc., ADC	$1,341,436	$1,625,274	0.76%
12/10/2004	Icos Vison System	$1,670,205	$1,879,292	0.88%
12/12/2005	Indago Petroleum, Ltd.	$1,271,068	$1,296,318	0.61%
05/15/2003	Moulin Global Eyecare**	$613,587	$0	0.00%
04/29/2005	Petra Foods, Ltd.	$1,491,847	$1,493,865	0.70%
02/25/2005	PT Bank Century Tbk	$907,358	$650,407	0.30%
11/04/2004	Rational AG	$1,185,072	$1,522,924	0.71%
09/22/2005	SkyEurope Holding AG	$1,572,698	$1,470,119	0.69%

**	Fair valued security.

OTHER INFORMATION:

Sector Concentration as a Percentage of Net Assets (Unaudited):

% of Net Assets
Industrials	23.85%
Financial Services	15.19%
Consumer Discretionary	14.23%
Information Technology	10.04%
Materials	8.08%
Health Care	6.03%
Energy	5.22%
Banks	4.03%
Telecommunication Services	3.51%
Utilities	3.13%
Consumer Staples	2.66%
Short-Term Debt Instruments	3.88%
Net Other Assets and Liabilities	0.15%

TOTAL NET ASSETS	100.00%

See Notes to Financial Statements	92	December 31, 2005

Forward Legato Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
COMMON STOCKS – 99.03%
	Auto & Transportation – 4.79%
1,500	Aviall, Inc.*	$43,200
3,400	Fleetwood Enterprises, Inc.*	41,990
1,450	Keystone Automotive Industries, Inc.*	45,646
2,625	Knight Transportation, Inc.	54,416
500	Polaris Industries, Inc.	25,100
966	Wabash National Corp.	18,402
1,756	Wabtec Corp.	47,236
1,600	Winnebago Industries, Inc.	53,248

		329,238

	Consumer Discretionary – 14.76%
573	Administaff, Inc.	24,095
775	Advisory Board Co.*	36,944
1,400	American Woodmark Corp.	34,706
760	Arbitron, Inc.	28,865
1,133	California Pizza Kitchen, Inc.*	36,222
4,264	Casual Male Retail Group, Inc.*	26,138
1,075	Cherokee, Inc.	36,969
1,010	Copart, Inc.*	23,291
2,616	Corinthian Colleges, Inc.*	30,816
1,700	DeVry, Inc.*	34,000
4,194	DiamondCluster International, Inc.*	33,300
2,090	Fred’s, Inc.	34,004
3,120	Gentex Corp.	60,840
750	Jarden Corp.*	22,613
1,250	Matthews International Corp., Class A	45,513
1,009	McCormick & Schmick’s Seafood Restaurants, Inc.*	22,813
2,668	Playboy Enterprises, Inc., Class B*	37,059
2,366	Reader’s Digest Association, Inc.	36,011
1,175	Ritchie Bros. Auctioneers, Inc.	49,644
3,690	Rollins, Inc.	72,730

December 31, 2005	93	See Notes to Financial Statements

Forward Legato Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Consumer Discretionary (continued)
695	School Specialty, Inc.*	$25,326
1,375	SCP Pool Corp.	51,177
3,896	Service Corporation International	31,869
1,200	The Cheesecake Factory, Inc.*	44,868
1,100	The Sports Authority, Inc.*	34,243
1,145	Universal Technical Institute, Inc.*	35,426
1,800	Westwood One, Inc.	29,340
1,400	Yankee Candle Co., Inc.	35,840

		1,014,662

	Consumer Staples – 2.60%
2,950	Del Monte Foods Co.*	30,769
1,939	Lance, Inc.	36,124
1,830	Performance Food Group Co.*	51,917
2,270	United Natural Foods, Inc.*	59,928

		178,738

	Energy – 6.11%
1,326	Cal Dive International, Inc.*	47,590
787	CARBO Ceramics, Inc.	44,481
1,087	Encore Acquisition Co.*	34,827
2,139	Global Industries, Ltd.*	24,278
2,700	Hanover Compressor Co.*	38,097
839	James River Coal Co.*	32,050
2,788	Matrix Service Co.	27,434
614	Remington Oil & Gas Corp.*	22,411
1,500	St. Mary Land & Exploration Co.	55,215
2,840	W-H Energy Services, Inc.*	93,947

		420,330

	Financial Services – 8.95%
2,250	Boston Private Financial Holdings, Inc.	68,445
1,500	FactSet Research Systems, Inc.	61,740

See Notes to Financial Statements	94	December 31, 2005

Forward Legato Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Financial Services (continued)
1,250	Financial Federal Corp.	$55,562
900	First Industrial Realty Trust, Inc.	34,650
1,100	GATX Corp.	39,688
1,061	Hanover Insurance Group, Inc.	44,318
1,623	Kronos, Inc.*	67,939
580	Portfolio Recovery Associates, Inc.*	26,935
1,250	PrivateBancorp, Inc.	44,463
605	The First Marblehead Corp.	19,880
1,750	TSX Group, Inc.	70,507
456	WestAmerica BanCorp.	24,200
2,000	World Acceptance Corp.*	57,000

		615,327

	Health Care – 20.19%
1,800	American Medical Systems Holdings, Inc.*	32,094
1,570	Angiodynamics, Inc.	40,082
1,120	ArthroCare Corp.*	47,197
720	Aspect Medical Systems, Inc.*	24,732
2,470	Cepheid, Inc.*	21,687
880	Chemed Corp.	43,718
1,500	Computer Programs & Systems, Inc.	62,145
2,500	Gentiva Health Services, Inc.*	36,850
2,460	Greatbatch, Inc.*	63,985
2,445	Integra LifeSciences Holdings*	86,700
1,250	Kensey Nash Corp.*	27,538
2,200	K-V Pharmaceutical Co., Class A*	45,320
1,245	Kyphon, Inc.*	50,833
1,000	Landauer, Inc.	46,090
1,015	LifePoint Hospitals, Inc.*	38,063
1,130	Medicis Pharmaceutical, Class A	36,217
700	Mentor Corp.	32,256
640	Millipore Corp.*	42,266

December 31, 2005	95	See Notes to Financial Statements

Forward Legato Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Health Care (continued)
1,730	Neogen Corp.*	$36,347
1,475	Par Pharmaceutical Cos., Inc.*	46,227
1,270	Pediatrix Medical Group, Inc.*	112,484
1,135	PolyMedica Corp.	37,988
4,143	PSS World Medical, Inc.*	61,482
1,472	Rotech Healthcare, Inc.*	24,656
1,042	Sunrise Senior Living, Inc.*	35,126
1,500	SurModics, Inc.*	55,485
2,970	Synovis Life Technologies, Inc.*	29,789
2,455	Techne Corp.*	137,848
1,792	U.S. Physical Therapy, Inc.*	33,098

		1,388,303

	Industrials – 5.46%
808	Commercial Metals Co.	30,332
1,220	Corporate Executive Board Co.	109,434
7,730	First Consulting Group, Inc.*	45,375
1,345	G & K Services, Inc., Class A	52,791
845	Mobile Mini, Inc.*	40,053
1,650	Stericycle, Inc.*	97,152

		375,137

	Information Technology – 19.59%
625	Ansoft Corp.*	21,281
2,410	August Technology Corp.*	26,486
835	Avid Technology, Inc.*	45,725
1,650	Avocent Corp.*	44,863
1,600	Blackboard, Inc.*	46,368
1,700	Cree, Inc.*	42,908
5,425	Digi International, Inc.*	56,908
1,450	Digital Insight Corp.*	46,429
3,010	Echelon Corp.*	23,568
6,305	Entegris, Inc.*	59,393

See Notes to Financial Statements	96	December 31, 2005

Forward Legato Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Information Technology (continued)
820	F5 Networks, Inc.*	$46,896
892	FileNET Corp.*	23,058
1,375	Hutchinson Technology, Inc.*	39,119
2,951	Integrated Device Technology, Inc.*	38,894
1,200	Internet Security Systems, Inc.*	25,140
1,839	Intervoice, Inc.*	14,638
2,000	IXYS Corp.*	23,380
3,750	Keane, Inc.*	41,288
1,533	ManTech International Corp., Class A*	42,709
1,140	Maximus, Inc.	41,827
3,900	Microsemi Corp.*	107,874
2,120	National Instruments Corp.	67,946
1,930	Power Integrations, Inc.*	45,953
2,360	Semtech Corp.*	43,094
1,564	Sybase, Inc.*	34,189
990	Tech Data Corp.*	39,283
4,550	The BISYS Group, Inc.*	63,745
1,600	Trimble Navigation, Ltd.*	56,784
2,070	Verint Systems, Inc.*	71,353
3,040	WebEx Communications, Inc.*	65,755

		1,346,854

	Materials & Processing – 5.01%
1,113	Acuity Brands, Inc.	35,393
1,258	Airgas, Inc.	41,388
1,775	Amcol International Corp.	36,423
1,750	Simpson Manufacturing Co., Inc.	63,613
3,766	Spartech Corp.	82,664
2,150	Symyx Technologies, Inc.*	58,674
1,375	Worthington Industries, Inc.	26,414

		344,569

December 31, 2005	97	See Notes to Financial Statements

Forward Legato Fund

Portfolio of Investments

(Note 12)

Shares		Value (Note 2)
	Other – 2.13%
1,099	ADVO, Inc.	$30,970
1,025	Ansys, Inc.*	43,757
2,500	Raven Industries, Inc.	72,125

		146,852

	Producer Durables – 9.44%
1,400	A.S.V., Inc.*	34,972
600	AMETEK, Inc.	25,524
1,114	Applied Signal Technology, Inc.	25,288
2,700	BE Aerospace, Inc.*	59,400
4,452	C&D Technologies, Inc.	33,924
3,433	Champion Enterprises, Inc.*	46,757
944	Cognex Corp.	28,405
1,150	Crane Co.	40,561
500	Curtiss-Wright Corp.	27,300
1,382	Duratek, Inc.*	20,633
1,326	Esterline Technologies Corp.*	49,314
1,250	Franklin Electric Co., Inc.	49,425
2,294	General Cable Corp.*	45,192
900	Graco, Inc.	32,832
900	IDEX Corp.	36,999
1,300	Park-Ohio Holdings Corp.*	18,330
1,475	Plantronics, Inc.	41,743
734	Varian Semiconductor Equipment Associates, Inc.*	32,245

		648,844

	Total Common Stocks	6,808,854

	(Cost $6,083,449)

See Notes to Financial Statements	98	December 31, 2005

Forward Legato Fund

Portfolio of Investments

(Note 12)

Par Value		Value (Note 2)
SHORT-TERM DEBT INSTRUMENTS – 2.65%
$38,876	Brown Brothers Harriman & Co.—Grand Cayman 3.390%, due 01/03/06	$38,876
143,264	Wachovia Bank—Grand Cayman 3.400%, due 01/03/06	143,264

	Total Short-Term Debt Instruments	182,140

	(Cost $182,140)
Total Investments – 101.68%		6,990,994

(Cost $6,265,589)
Net Other Assets and Liabilities – (1.68)%		(115,154)

Net Assets – 100.00%		$6,875,840

*	Non-income producing security.

December 31, 2005	99	See Notes to Financial Statements

Statement of Assets and Liabilities

	Forward Hoover Small Cap Equity Fund	Forward Hoover Mini-Cap Fund
ASSETS:
Investments, at value	$383,034,700	$41,430,099
Receivable for investments sold	2,451,891	1,095,106
Receivable for shares sold	1,073,605	2,600
Dividends receivable	272,580	16,724
Redemption fees receivable	918	—
Other assets	20,212	3,759

Total Assets	386,853,906	42,548,288

LIABILITIES:
Distributions payable	—	708,787
Payable for investments purchased	5,515,653	1,791,183
Payable for shares redeemed	225,268	145,348
Payable to advisor	124,847	28,633
Payable for distribution fees	100,481	1,225
Payable to trustees	9,645	1,556
Accrued expenses and other liabilities	220,642	42,426

Total Liabilities	6,196,536	2,719,158

NET ASSETS	$380,657,370	$39,829,130

NET ASSETS consist of:
Paid-in capital (Note 7)	$317,118,399	$31,037,239
Accumulated net realized gain on investments	8,492,107	3,117,303
Net unrealized appreciation on investments	55,046,864	5,674,588

Total Net Assets	$380,657,370	$39,829,130

Investments, at Cost	$327,987,836	$35,755,511
Pricing of Shares
Investor Class:
Net Asset Value, offering, and redemption price per share	$19.40	$17.81
Net Assets	$323,124,693	$8,740,631
Shares of beneficial interest outstanding	16,652,114	490,739
Institutional Class:
Net Asset Value, offering, and redemption price per share	$19.77	$18.05
Net Assets	$34,442,455	$31,088,499
Shares of beneficial interest outstanding	1,741,858	1,722,666
Class A:
Net Asset Value, offering, and redemption price per share	$19.41
Net Assets	$23,090,222
Shares of beneficial interest outstanding	1,189,663
Maximum offering price per share	$20.38
(NAV/0.9525, based on maximum sales charge of 4.75% of the offering price)

See Notes to Financial Statements	100	December 31, 2005

Statement of Assets and Liabilities (continued)

	Forward Uniplan Real Estate Investment Fund	Forward International Equity Fund*
ASSETS:
Investments, at value	$45,096,258	$24,719,677
Foreign currency, at value (Cost $0 and $157,019, respectively)	—	172,696
Receivable for investments sold	—	409,289
Receivable from advisor	—	13,383
Receivable for shares sold	970,210	330
Dividends receivable	228,244	30,933
Other assets	3,872	2,028

Total Assets	46,298,584	25,348,336

LIABILITIES:
Distributions payable	1,953,854	8,876
Payable for investments purchased	—	400,845
Payable for shares redeemed	967,154	—
Payable to advisor	32,204	—
Payable for distribution fees	6,568	4,350
Payable to trustees	2,137	946
Accrued expenses and other liabilities	49,027	53,471

Total Liabilities	3,010,944	468,488

NET ASSETS	$43,287,640	$24,879,848

NET ASSETS consist of:
Paid-in capital (Note 7)	$27,012,395	$22,433,428
Accumulated net investment loss	(47)	—
Accumulated net realized gain/(loss) on investments and foreign currency transactions	529,001	(347,960)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	15,746,291	2,794,380

Total Net Assets	$43,287,640	$24,879,848

Investments, at Cost	$29,349,955	$21,940,974
Pricing of Shares
Investor Class:
Net Asset Value, offering, and redemption price per share	$16.69	$15.01
Net Assets	$43,287,640	$24,879,848
Shares of beneficial interest outstanding	2,593,202	1,657,125

*	Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund.

December 31, 2005	101	See Notes to Financial Statements

Statement of Assets and Liabilities (continued)

	Forward Global Emerging Markets Fund	Forward International Small Companies Fund
ASSETS:
Investments, at value	$38,122,136	$213,474,925
Cash	980	329
Foreign currency, at value (Cost $188,454 and $2,123,884, respectively)	187,642	2,131,764
Receivable for investments sold	—	439,898
Receivable for shares sold	15,625	2,501,556
Dividends receivable	104,469	177,499
Other assets	1,958	11,484

Total Assets	38,432,810	218,737,455

LIABILITIES:
Distributions payable	383,564	46,602
Payable for investments purchased	316,940	4,552,410
Payable for shares redeemed	15,625	129,736
Payable to advisor	31,016	67,328
Payable for distribution fees	2,341	18,267
Payable to trustees	996	4,700
Accrued expenses and other liabilities	84,588	115,926

Total Liabilities	835,070	4,934,969

NET ASSETS	$37,597,740	$213,802,486

NET ASSETS consist of:
Paid-in capital (Note 7)	$34,132,314	$180,469,369
Accumulated net investment income/(loss)	39,360	(18,795)
Accumulated net realized gain/(loss) on investments and foreign currency transactions	(5,398,187)	1,158,116
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	8,824,253	32,193,796

Total Net Assets	$37,597,740	$213,802,486

Investments, at Cost	$29,297,071	$181,289,009
Pricing of Shares
Investor Class:
Net Asset Value, offering, and redemption price per share	$18.83	$15.11
Net Assets	$8,833,170	$64,435,515
Shares of beneficial interest outstanding	469,055	4,265,614
Institutional Class:
Net Asset Value, offering, and redemption price per share	$18.88	$15.15
Net Assets	$28,764,570	$144,302,063
Shares of beneficial interest outstanding	1,523,340	9,528,012
Class A:
Net Asset Value, offering, and redemption price per share		$15.06
Net Assets		$5,064,908
Shares of beneficial interest outstanding		336,290
Maximum offering price per share		$15.81
(NAV/0.9525, based on maximum sales charge of 4.75% of the offering price)

See Notes to Financial Statements	102	December 31, 2005

Statement of Assets and Liabilities (continued)

Forward Legato Fund
ASSETS:
Investments, at value	$6,990,994
Receivable from advisor	17,556
Receivable for investments sold	19,331
Dividends receivable	2,161
Other assets	480

Total Assets	7,030,522

LIABILITIES:
Distributions payable	20,220
Payable to custodian	8,299
Payable for investments purchased	95,709
Payable for distribution fees	594
Accrued expenses and other liabilities	29,860

Total Liabilities	154,682

NET ASSETS	$6,875,840

NET ASSETS consist of:
Paid-in capital (Note 7)	$6,095,101
Accumulated net investment income	1,099
Accumulated net realized gain on investments	54,235
Net unrealized appreciation on investments	725,405

Total Net Assets	$6,875,840

Investments, at Cost	$6,265,589
Pricing of Shares
Net Asset Value, offering, and redemption price per share	$11.30
Net Assets	$6,875,840
Shares of beneficial interest outstanding	608,723
Maximum offering price per share	$11.86
(NAV/0.9525, based on maximum sales charge of 4.75% of the offering price)

December 31, 2005	103	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2005

	Forward Hoover Small Cap Equity Fund	Forward Hoover Mini-Cap Fund
INVESTMENT INCOME:
Interest	$254,575	$41,162
Dividends	1,884,967	223,817
Foreign taxes witheld	—	(140)

Total investment income	2,139,542	264,839

EXPENSES:
Investment advisory fee	2,899,621	375,348
Administration fee	313,677	46,295
Custodian fee	56,041	35,254
Fund accounting fee	42,282	41,908
Legal and audit fee	124,930	30,877
Transfer agent fee	507,002	13,131
Trustees’ fees and expenses	54,952	7,739
Printing fees	190,264	1,988
Registration/filing fees	44,443	28,158
Report to shareholder fees	194,008	17,600
Distribution and service fees—Investor class	825,050	12,541
Distribution and service fees—Class A	37,873	—
Repayment of reimbursed expenses	—	9,349
ReFlow fees (Note 2)	14,073	1,142
Other	77,973	12,164

Total expenses before waiver	5,382,189	633,494
Less fees waived/reimbursed by investment advisor	(714,343)	(78,439)

Total net expenses	4,667,846	555,055

NET INVESTMENT LOSS	(2,528,304)	(290,216)

Net realized gain on investments	17,724,942	4,019,729
Net change in unrealized appreciation/(depreciation) on investments	14,337,667	910,005

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	32,062,609	4,929,734

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,534,305	$4,639,518

See Notes to Financial Statements	104	December 31, 2005

Statement of Operations (continued)

For the Year Ended December 31, 2005

	Forward Uniplan Real Estate Investment Fund	Forward International Equity Fund*
INVESTMENT INCOME:
Interest	$20,537	$5,883
Dividends	1,985,809	519,083
Foreign taxes witheld	(5,166)	(51,720)

Total investment income	2,001,180	473,246

EXPENSES:
Investment advisory fee	379,381	195,624
Administration fee	55,974	33,854
Custodian fee	16,964	54,129
Fund accounting fee	36,895	56,630
Legal and audit fee	47,880	71,886
Transfer agent fee	13,905	12,584
Trustees’ fees and expenses	9,755	5,134
Printing fees	15,651	980
Registration/filing fees	16,949	18,796
Report to shareholder fees	27,502	13,678
Distribution and service fees—Investor class	75,876	48,331
Repayment of reimbursed expenses	80,300	—
ReFlow fees (Note 2)	3,283	2,946
Other	18,478	9,238

Total expenses before waiver	798,793	523,810
Less fees waived/reimbursed by investment advisor	—	(134,862)

Total net expenses	798,793	388,948

NET INVESTMENT INCOME	1,202,387	84,298

Net realized gain on investments	2,875,816	6,882,682
Net realized gain/(loss) on foreign currency transactions	58	(172,131)
Net change in unrealized appreciation/(depreciation) on investments	355,668	(3,140,006)
Net change in unrealized appreciation/(depreciation) on assets and liabilities in foreign currencies	(52)	14,500

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	3,231,490	3,585,045

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,433,877	$3,669,343

*	Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund.

December 31, 2005	105	See Notes to Financial Statements

Statement of Operations (continued)

For the Year Ended December 31, 2005

	Forward Global Emerging Markets Fund	Forward International Small Companies Fund
INVESTMENT INCOME:
Interest	$9,406	$135,289
Dividends	1,178,731	3,097,885
Foreign taxes witheld	(101,765)	(214,902)

Total investment income	1,086,372	3,018,272

EXPENSES:
Investment advisory fee	328,662	1,308,238
Administration fee	56,864	155,677
Custodian fee	103,138	31,905
Fund accounting fee	62,443	65,128
Legal and audit fee	92,155	72,353
Transfer agent fee	12,534	68,914
Trustees’ fees and expenses	5,438	22,065
Printing fees	12,379	33,471
Registration/filing fees	32,533	38,105
Report to shareholder fees	14,967	80,662
Distribution and service fees—Investor class	17,470	112,344
Distribution and service fees—Class A	—	4,540
ReFlow fees (Note 2)	5,099	8,641
Other	12,693	38,593

Total expenses before waiver	756,375	2,040,636
Less fees waived/reimbursed by investment advisor	(296,908)	(379,970)

Total net expenses	459,467	1,660,666

NET INVESTMENT INCOME	626,905	1,357,606

Net realized gain on investments	3,770,099	12,254,422
Net realized loss on foreign currency transactions	(9,999)	(103,213)
Net change in unrealized appreciation on investments	3,939,728	22,181,108
Net change in unrealized appreciation/(depreciation) on assets and liabilities in foreign currencies	(5,967)	4,293

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	7,693,861	34,336,610

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,320,766	$35,694,216

See Notes to Financial Statements	106	December 31, 2005

Statement of Operations (continued)

For the Period Ended December 31, 2005

Forward Legato Fund*
INVESTMENT INCOME:
Interest	$5,323
Dividends	26,286
Foreign taxes withheld	(290)

Total investment income	31,319

EXPENSES:
Investment advisory fee	48,694
Administration fee	14,408
Custodian fee	7,325
Fund accounting fee	38,107
Legal and audit fee	14,906
Transfer agent fee	9,656
Trustees’ fees and expenses	710
Printing fees	757
Registration/filing fees	5,823
Report to shareholder fees	23,004
Distribution and service fees—Class A	6,624
Other	1,745

Total expenses before waiver	171,759
Less fees waived/reimbursed by investment advisor	(79,728)

Total net expenses	92,031

NET INVESTMENT LOSS	(60,712)

Net realized gain on investments	136,559
Net change in unrealized appreciation on investments	725,405

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	861,964

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$801,252

*	The Forward Legato Fund commenced operations on April 1, 2005.

December 31, 2005	107	See Notes to Financial Statements

Statement of Changes in Net Assets

	Forward Hoover Small Cap Equity Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004
Operations:
Net investment loss	$(2,528,304)	$(1,803,541)
Net realized gain on investments	17,724,942	22,214,894
Net change in unrealized appreciation on investments	14,337,667	12,885,211

Net increase in net assets resulting from operations	29,534,305	33,296,564

Distributions to shareholders:
From net realized gains on investments
Investor Class	(12,526,784)	(13,263,649)
Institutional Class	(1,456,466)	(733,168)
Class A	(973,071)	—

Total distributions	(14,956,321)	(13,996,817)

Share Transactions:
Investor Class
Proceeds from sale of shares	240,899,990	57,668,821
Issued to shareholders in reinvestment of distributions	11,991,950	13,077,692
Cost of shares redeemed, net of redemption fees (Note 7)	(126,598,951)	(30,372,905)

Net increase from share transactions	126,292,989	40,373,608

Institutional Class
Proceeds from sale of shares	24,871,831	5,488,145
Issued to shareholders in reinvestment of distributions	1,453,098	733,168
Cost of shares redeemed, net of redemption fees (Note 7)	(4,383,075)	(417,140)

Net increase from share transactions	21,941,854	5,804,173

See Notes to Financial Statements	108	December 31, 2005

Statement of Changes in Net Assets (continued)

	Forward Hoover Small Cap Equity Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004
Class A
Proceeds from sale of shares	$20,113,667	$—
Issued to shareholders in reinvestment of distributions	9,956	—

Net increase from share transactions	20,123,623	—

Net increase in net assets	182,936,450	65,477,528

NET ASSETS:
Beginning of period	197,720,920	132,243,392

End of period	$380,657,370	$197,720,920

OTHER INFORMATION:
Share Transactions:
Investor Class
Sold	12,864,804	3,295,955
Distributions reinvested	620,911	706,902
Redeemed	(6,982,750)	(1,790,326)

Net increase in shares outstanding	6,502,965	2,212,531

Institutional Class
Sold	1,330,628	305,548
Distributions reinvested	73,874	39,060
Redeemed	(223,384)	(24,630)

Net increase in shares outstanding	1,181,118	319,978

Class A
Sold	1,189,148
Distributions reinvested	515

Net increase in shares outstanding	1,189,663

December 31, 2005	109	See Notes to Financial Statements

Statement of Changes in Net Assets (continued)

	Forward Hoover Mini-Cap Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004
Operations:
Net investment loss	$(290,216)	$(231,210)
Net realized gain on investments	4,019,729	690,337
Net change in unrealized appreciation/(depreciation) on investments	910,005	3,484,543

Net increase in net assets resulting from operations	4,639,518	3,943,670

Distributions to shareholders:
From net realized gains on investments
Investor Class	(217,422)	(81,023)
Institutional Class	(767,721)	(252,328)

Total distributions	(985,143)	(333,351)

Share Transactions:
Investor Class
Proceeds from sale of shares	1,583,091	922,535
Issued to shareholders in reinvestment of distributions	70,470	79,414
Cost of shares redeemed, net of redemption fees (Note 7)	(1,362,147)	(247,144)

Net increase from share transactions	291,414	754,805

Institutional Class
Proceeds from sale of shares	8,380,445	12,932,893
Issued to shareholders in reinvestment of distributions	204,634	47,494
Cost of shares redeemed, net of redemption fees (Note 7)	(5,129,997)	(317,743)

Net increase from share transactions	3,455,082	12,662,644

Net increase in net assets	7,400,871	17,027,768

See Notes to Financial Statements	110	December 31, 2005

Statement of Changes in Net Assets (continued)

	Forward Hoover Mini-Cap Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004
NET ASSETS:
Beginning of period	$32,428,259	$15,400,491

End of period	$39,829,130	$32,428,259

OTHER INFORMATION:
Share Transactions:
Investor Class
Sold	94,322	63,095
Distributions reinvested	3,957	4,875
Redeemed	(82,356)	(17,283)

Net increase in shares outstanding	15,923	50,687

Institutional Class
Sold	515,622	868,241
Distributions reinvested	11,330	2,894
Redeemed	(312,142)	(21,480)

Net increase in shares outstanding	214,810	849,655

December 31, 2005	111	See Notes to Financial Statements

Statement of Changes in Net Assets (continued)

	Forward Uniplan Real Estate Investment Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004
Operations:
Net investment income	$1,202,387	$1,344,539
Net realized gain on investments	2,875,816	2,687,104
Net realized gain on foreign currency	58	2
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	355,616	7,139,219

Net increase in net assets resulting from operations	4,433,877	11,170,864

Distributions to shareholders:
From net investment income	(498,174)	(1,647,621)
From net realized gains on investments	(3,748,049)	(2,123,003)
Tax return of capital	(127,254)	—

Total distributions	(4,373,477)	(3,770,624)

Share Transactions:
Proceeds from sale of shares	8,536,177	13,529,123
Issued to shareholders in reinvestment of distributions	2,402,766	3,738,910
Cost of shares redeemed, net of redemption fees (Note 7)	(16,057,968)	(13,057,217)

Net increase/(decrease) from share transactions	(5,119,025)	4,210,816

Net increase/(decrease) in net assets	(5,058,625)	11,611,056

NET ASSETS:
Beginning of period	48,346,265	36,735,209

End of period (including accumulated net investment loss of $47 and $88, respectively)	$43,287,640	$48,346,265

OTHER INFORMATION:
Share Transactions:
Sold	525,466	910,437
Distributions reinvested	144,930	232,060
Redeemed	(986,315)	(856,293)

Net increase/(decrease) in shares outstanding	(315,919)	286,204

See Notes to Financial Statements	112	December 31, 2005

Statement of Changes in Net Assets (continued)

	Forward International Equity Fund*
	Year Ended December 31, 2005	Year Ended December 31, 2004
Operations:
Net investment income/(loss)	$84,298	$(44,381)
Net realized gain on investments	6,882,682	1,526,004
Net realized loss on foreign currency	(172,131)	(47,962)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(3,125,506)	1,336,465

Net increase in net assets resulting from operations	3,669,343	2,770,126

Distributions to shareholders:
From net investment income	(10,770)	—

Total distributions	(10,770)	—

Share Transactions:
Proceeds from sale of shares	2,446,975	996,912
Issued to shareholders in reinvestment of distributions	1,894
Cost of shares redeemed, net of redemption fees (Note 7)	(5,431,797)	(752,181)

Net increase/(decrease) from share transactions	(2,982,928)	244,731

Net increase in net assets	675,645	3,014,857

NET ASSETS:
Beginning of period	24,204,203	21,189,346

End of period (including accumulated net investment loss of $0 and $69,549, respectively)	$24,879,848	$24,204,203

OTHER INFORMATION:
Share Transactions:
Sold	189,729	87,643
Distributions reinvested	126
Redeemed	(425,902)	(67,214)

Net increase/(decrease) in shares outstanding	(236,047)	20,429

*	Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund.

December 31, 2005	113	See Notes to Financial Statements

Statement of Changes in Net Assets (continued)

	Forward Global Emerging Markets Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004*
Operations:
Net investment income	$626,905	$333,302
Net realized gain on investments	3,770,099	40,557,055
Net realized loss on foreign currency	(9,999)	(31,023)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	3,933,761	(30,729,520)

Net increase in net assets resulting from operations	8,320,766	10,129,814

Distributions to shareholders:
From net investment income
Investor Class	(122,863)	(3,229)
Institutional Class	(454,683)	(331,629)

Total distributions	(577,546)	(334,858)

Share Transactions:
Investor Class
Proceeds from sale of shares	10,737,828	2,057,729
Issued to shareholders in reinvestment of distributions	23,796	2,866
Cost of shares redeemed, net of redemption fees (Note 7)	(4,472,740)	(1,395,772)

Net increase from share transactions	6,288,884	664,823

Institutional Class
Proceeds from sale of shares	8,038,233	29,560,555
Issued to shareholders in reinvestment of distributions	170,186	247,908
Cost of shares redeemed, net of redemption fees (Note 7)	(4,465,956)	(137,446,386)**

Net decrease from share transactions	3,742,463	(107,637,923)

See Notes to Financial Statements	114	December 31, 2005

Statement of Changes in Net Assets (continued)

	Forward Global Emerging Markets Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004*
Net increase/(decrease) in net assets	$17,774,567	$(97,178,144)

NET ASSETS:
Beginning of period	19,823,173	117,001,317

End of period (including accumulated net investment income of $39,360 and $0, respectively)	$37,597,740	$19,823,173

OTHER INFORMATION:
Share Transactions:
Investor Class
Sold	689,415	157,039
Distributions reinvested	1,264	243
Redeemed	(289,852)	(108,204)

Net increase in shares outstanding	400,827	49,078

Institutional Class
Sold	465,253	2,419,925
Distributions reinvested	9,014	21,009
Redeemed	(275,548)	(10,948,140)

Net increase/(decrease) in shares outstanding	198,719	(8,507,206)

*	On September 16, 2004, the Forward Global Emerging Markets Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet Global Emerging Markets Fund.
**	Includes in-kind redemption of $100,925,336.

December 31, 2005	115	See Notes to Financial Statements

Statement of Changes in Net Assets (continued)

	Forward International Small Companies Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004
Operations:
Net investment income	$1,357,606	$292,359
Net realized gain on investments	12,254,422	9,065,917
Net realized gain/(loss) on foreign currency	(103,213)	14,957
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	22,185,401	552,086

Net increase in net assets resulting from operations	35,694,216	9,925,319

Distributions to shareholders:
From net investment income
Investor Class	(331,158)	(24,354)
Institutional Class	(994,070)	(267,500)
Class A	(18,509)	—
From net realized gains on investments
Investor Class	(3,679,469)	(103,672)
Institutional Class	(8,552,479)	(526,407)
Class A	(201,289)	—

Total distributions	(13,776,974)	(921,933)

Share Transactions:
Investor Class
Proceeds from sale of shares	62,930,686	15,550,577
Issued to shareholders in reinvestment of distributions	3,685,830	124,540
Cost of shares redeemed, net of redemption fees (Note 7)	(17,178,000)	(23,329,166)

Net increase/(decrease) from share transactions	49,438,516	(7,654,049)

Institutional Class
Proceeds from sale of shares	79,363,770	22,597,344
Issued to shareholders in reinvestment of distributions	9,357,468	782,769
Cost of shares redeemed, net of redemption fees (Note 7)	(9,854,783)	(8,045,372)

Net increase from share transactions	78,866,455	15,334,741

See Notes to Financial Statements	116	December 31, 2005

Statement of Changes in Net Assets (continued)

	Forward International Small Companies Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004
Class A
Proceeds from sale of shares	$4,476,025	$—
Issued to shareholders in reinvestment of distributions	217,433	—

Net increase from share transactions	4,693,458	—

Net increase in net assets	154,915,671	16,684,078

NET ASSETS:
Beginning of period	58,886,815	42,202,737

End of period (including accumulated net investment income/(loss) of $(18,795) and $67,660, respectively)	$213,802,486	$58,886,815

OTHER INFORMATION:
Share Transactions:
Investor Class
Sold	4,486,491	1,358,659
Distributions reinvested	261,485	9,707
Redeemed	(1,245,002)	(2,144,568)

Net increase/(decrease) in shares outstanding	3,502,974	(776,202)

Institutional Class
Sold	5,748,013	1,953,868
Distributions reinvested	660,131	60,963
Redeemed	(686,978)	(728,748)

Net increase in shares outstanding	5,721,166	1,286,083

Class A
Sold	320,862
Distributions reinvested	15,428

Net increase in shares outstanding	336,290

December 31, 2005	117	See Notes to Financial Statements

Statement of Changes in Net Assets (continued)

Forward Legato Fund*
Period Ended December 31, 2005
Operations:
Net investment loss	$(60,712)
Net realized gain on investments	136,559
Net change in unrealized appreciation/(depreciation) on investments	725,405

Net increase in net assets resulting from operations	801,252

Distributions to shareholders:
From net realized gains on investments	(20,513)

Total distributions	(20,513)

Share Transactions:
Class A
Proceeds from sale of shares	6,094,808
Issued to shareholders in reinvestment of distributions	293

Net increase from share transactions	6,095,101

Net increase in net assets	6,875,840

NET ASSETS:
Beginning of period	—

End of period (including accumulated net investment income of $1,099)	$6,875,840

OTHER INFORMATION:
Share Transactions:
Class A
Sold	608,697
Issued to shareholders in reinvestment of distributions	26

Net increase in shares outstanding	608,723

*	The Forward Legato Fund commenced operations on April 1, 2005.

See Notes to Financial Statements	118	December 31, 2005

Financial Highlights

For a Share outstanding throughout the periods presented.

December 31, 2005	119	See Notes to Financial Statements

	Forward Hoover Small Cap Equity Fund
	Investor Class		Institutional Class	Class A
	Year Ended December 31, 2005		Year Ended December 31, 2005	Period Ended December 31, 2005(1)
Net Asset Value, Beginning of Period	$18.45		$18.71	$17.13
Income/(loss) from Operations:
Net investment income loss	(0.14)		(0.08)	(0.10)
Net realized and unrealized gain/(loss) on investments	1.91		1.96	3.20

Total from Operations	1.77		1.88	3.10

Less Distributions:
From capital gains	(0.82)		(0.82)	(0.82)

Total Distributions	(0.82)		(0.82)	(0.82)

Redemption fees added to paid in capital (Note 7)	—	+	— +	— +

Net increase/(decrease) in net asset value	0.95		1.06	2.28

Net Asset Value, End of Period	$19.40		$19.77	$19.41

Total Return	9.63%		10.08%	18.13%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$323,125		$34,442	$23,090
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	(0.96)%		(0.53)%	(0.82)%*
Operating expenses including reimbursement/waiver	1.73	%(2)	1.34%	1.69%*
Operating expenses excluding reimbursement/waiver	1.98%		1.66%	1.92%*
Portfolio turnover rate	181%		181%	181%

*	Annualized.
+	Amount represents less than $0.01 per share.
(1)	The Fund began offering Class A shares on May 2, 2005.
(2)	Effective July 1, 2005, the net expense cap changed from 1.78% to 1.69%.

Financial Highlights

For a Share outstanding throughout the periods presented.

	Forward Hoover Small Cap Equity Fund
	Investor Class	Institutional Class	Investor Class
	Year Ended December 31, 2004	Year Ended December 31, 2004	Year Ended December 31, 2003
Net Asset Value, Beginning of Period	$16.17	$16.31	$12.05
Income/(loss) from Operations:
Net investment income loss	(0.17)	(0.07)	(0.17)
Net realized and unrealized gain/(loss) on investments	3.86	3.88	4.57

Total from Operations	3.69	3.81	4.40

Less Distributions:
From capital gains	(1.41)	(1.41)	(0.28)

Total Distributions	(1.41)	(1.41)	(0.28)

Redemption fees added to paid in capital (Note 7)	— +	— +	— +

Net increase/(decrease) in net asset value	2.28	2.40	4.12

Net Asset Value, End of Period	$18.45	$18.71	$16.17

Total Return	22.77%	23.31%	36.49%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$187,230	$10,491	$128,317
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	(1.21)%	(0.76)%	(1.28)%
Operating expenses including reimbursement/waiver	1.78%	1.34%	1.83%
Operating expenses excluding reimbursement/waiver	1.80%	1.48%	1.89%
Portfolio turnover rate	207%	207%	190%

+	Amount represents less than $0.01 per share.

See Notes to Financial Statements	120	December 31, 2005

Financial Highlights

For a Share outstanding throughout the periods presented.

	Forward Hoover Small Cap Equity Fund
	Institutional Class	Investor Class
	Year Ended December 31, 2003	Year Ended December 31, 2002
Net Asset Value, Beginning of Period	$12.10	$14.78
Income/(loss) from Operations:
Net investment income loss	(0.05)	(0.18)
Net realized and unrealized gain/(loss) on investments	4.54	(2.55)

Total from Operations	4.49	(2.73)

Less Distributions:
From capital gains	(0.28)	—

Total Distributions	(0.28)	—

Redemption fees added to paid in capital (Note 7)	— +	— +

Net increase/(decrease) in net asset value	4.21	(2.73)

Net Asset Value, End of Period	$16.31	$12.05

Total Return	37.08%	(18.47)%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$3,926	$91,979
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	(0.82)%	(1.30)%
Operating expenses including reimbursement/waiver	1.35%	1.85%
Operating expenses excluding reimbursement/waiver	1.74%	1.89%
Portfolio turnover rate	190%	147%

+	Amount represents less than $0.01 per share.

December 31, 2005	121	See Notes to Financial Statements

Financial Highlights

For a Share outstanding throughout the periods presented.

	Forward Hoover Small Cap Equity Fund
	Institutional Class	Investor Class
	Period Ended December 31, 2002(1)	Year Ended December 31, 2001
Net Asset Value, Beginning of Period	$14.12	$14.26
Income/(loss) from Operations:
Net investment income loss	(0.08)	(0.14)
Net realized and unrealized gain/(loss) on investments	(1.94)	0.75

Total from Operations	(2.02)	0.61

Less Distributions:
From capital gains	—	(0.09)
Tax return of capital	—	(— )+

Total Distributions	—	(0.09)

Redemption fees added to paid in capital (Note 7)	— +	—

Net increase/(decrease) in net asset value	(2.02)	0.52

Net Asset Value, End of Period	$12.10	$14.78

Total Return	(14.31)%	4.27%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$214	$115,546
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	(1.13)%*	(1.04)%
Operating expenses including reimbursement/waiver	1.85%*	1.65%
Operating expenses excluding reimbursement/waiver	1.85%*	1.99%
Portfolio turnover rate	147%	140%

*	Annualized.
+	Amount represents less than $0.01 per share.
(1)	The Fund began offering Institutional Class shares on June 6, 2002.

See Notes to Financial Statements	122	December 31, 2005

Financial Highlights

For a Share outstanding throughout the periods presented.

	Forward Hoover Mini-Cap Fund
	Investor Class	Institutional Class	Investor Class
	Year Ended December 31, 2005	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Asset Value, Beginning of Period	$16.26	$16.38	$14.21
Income/(loss) from Operations:
Net investment loss	(0.20)	(0.11)	(0.19)
Net realized and unrealized gain on investments	2.20	2.23	2.41

Total from Operations	2.00	2.12	2.22

Less Distributions:
From capital gains	(0.45)	(0.45)	(0.17)

Total Distributions	(0.45)	(0.45)	(0.17)

Redemption fees added to paid in capital (Note 7)	— +	— +	— +

Net increase in net asset value	1.55	1.67	2.05

Net Asset Value, End of Period	$17.81	$18.05	$16.26

Total Return	12.28%	12.92%	15.64%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$8,741	$31,088	$7,722
Ratios to average net assets:
Net investment income/(loss) including reimbursement/ waiver	(1.25)%	(0.69)%	(1.41)%
Operating expenses including reimbursement/waiver	1.99%	1.43%	1.95%
Operating expenses excluding reimbursement/waiver	1.99%	1.71%	2.21%
Portfolio turnover rate	277%	277%	306%

+	Amount represents less than $0.01 per share.

December 31, 2005	123	See Notes to Financial Statements

Financial Highlights

For a Share outstanding throughout the periods presented.

	Forward Hoover Mini-Cap Fund
	Institutional Class	Investor Class	Institutional Class
	Year Ended December 31, 2004	Year Ended December 31, 2003(1)	Period Ended December 31, 2003(2)
Net Asset Value, Beginning of Period	$14.24	$10.00	$13.02
Income/(loss) from Operations:
Net investment loss	(0.09)	(0.13)	(0.03)
Net realized and unrealized gain on investments	2.40	4.52	1.43

Total from Operations	2.31	4.39	1.40

Less Distributions:
From capital gains	(0.17)	(0.18)	(0.18)

Total Distributions	(0.17)	(0.18)	(0.18)

Redemption fees added to paid in capital (Note 7)	— +	— +	—

Net increase in net asset value	2.14	4.21	1.22

Net Asset Value, End of Period	$16.38	$14.21	$14.24

Total Return	16.24%	43.91%	10.76%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$24,706	$6,027	$9,373
Ratios to average net assets:
Net investment income/(loss) including reimbursement/ waiver	(0.86)%	(1.67)%	(1.04)%*
Operating expenses including reimbursement/waiver	1.43%	1.99%	1.43%*
Operating expenses excluding reimbursement/waiver	1.87%	4.84%	3.44%*
Portfolio turnover rate	306%	421%	421%

*	Annualized.
+	Amount represents less than $0.01 per share.
(1)	The Fund began offering Investor Class shares on January 1, 2003.
(2)	The Fund began offering Institutional Class shares on August 15, 2003.

See Notes to Financial Statements	124	December 31, 2005

Financial Highlights

For a Share outstanding throughout the periods presented.

	Forward Uniplan Real Estate Investment Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net Asset Value, Beginning of Period	$16.62	$14.01	$11.24
Income/(loss) from Operations:
Net investment income	0.45	0.48	0.39
Net realized and unrealized gain/(loss) on investments	1.35	3.48	2.76

Total from Operations	1.80	3.96	3.15

Less Distributions:
From net investment income	(0.22)	(0.59)	(0.31)
From capital gains	(1.50)	(0.76)	(0.07)
Tax return of capital	(0.01)	—	—

Total Distributions	(1.73)	(1.35)	(0.38)

Redemption fees added to paid in capital (Note 7)	— +	— +	— +

Net increase/(decrease) in net asset value	0.07	2.61	2.77

Net Asset Value, End of Period	$16.69	$16.62	$14.01

Total Return	11.01%	28.77%	28.53%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$43,288	$48,346	$36,735
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	2.69%	3.17%	3.30%
Operating expenses including reimbursement/waiver	1.79%	1.85%	1.91%
Operating expenses excluding reimbursement/waiver	1.79%	1.85%	2.16%
Portfolio turnover rate	21%	32%	17%

+	Amount represents less than $0.01 per share.

December 31, 2005	125	See Notes to Financial Statements

Financial Highlights

For a Share outstanding throughout the periods presented.

	Forward Uniplan Real Estate Investment Fund
	Year Ended December 31, 2002	Year Ended December 31, 2001
Net Asset Value, Beginning of Period	$11.43	$10.91
Income/(loss) from Operations:
Net investment income	0.44	0.52
Net realized and unrealized gain/(loss) on investments	(0.02)	0.70

Total from Operations	0.42	1.22

Less Distributions:
From net investment income	(0.44)	(0.44)
From capital gains	(0.17)	(0.18)
Tax return of capital	—	(0.08)

Total Distributions	(0.61)	(0.70)

Redemption fees added to paid in capital (Note 7)	— +	—

Net increase/(decrease) in net asset value	(0.19)	0.52

Net Asset Value, End of Period	$11.24	$11.43

Total Return	3.56%	11.31%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$23,456	$15,085
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	4.03%	4.63%
Operating expenses including reimbursement/waiver	1.94%	1.80%
Operating expenses excluding reimbursement/waiver	2.09%	2.41%
Portfolio turnover rate	22%	7%

+	Amount represents less than $0.01 per share.

See Notes to Financial Statements	126	December 31, 2005

Financial Highlights

For a Share outstanding throughout the periods presented.

	Forward International Equity Fund(2)
	Year Ended December 31, 2005	Year Ended December 31, 2004		Year Ended December 31, 2003
Net Asset Value, Beginning of Period	$12.78	$11.31		$8.21
Income/(loss) from Operations:
Net investment income/(loss)	0.05	(0.02)		(0.01)
Net realized and unrealized gain/(loss) on investments	2.19	1.49		3.11

Total from Operations	2.24	1.47		3.10

Less Distributions:
From net investment income	(0.01)	—		—

Total Distributions	(0.01)	—		—

Redemption fees added to paid in capital (Note 7)	— +	—	+	— +

Net increase/(decrease) in net asset value	2.23	1.47		3.10

Net Asset Value, End of Period	$15.01	$12.78		$11.31

Total Return	17.50%	13.00%		37.76%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$24,880	$24,204		$21,189
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	0.37%	(0.20)%		(0.16)%
Operating expenses including reimbursement/waiver	1.69%	1.71	%(1)	1.99%
Operating expenses excluding reimbursement/waiver	2.28%	2.09%		2.48%
Portfolio turnover rate	138%	50%		25%

+	Amount represents less than $0.01 per share.
(1)	Effective January 26, 2004, the net expense cap changed from 1.99% to 1.69%.
(2)	Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund.

December 31, 2005	127	See Notes to Financial Statements

Financial Highlights

For a Share outstanding throughout the periods presented.

	Forward International Equity Fund(2)
	Year Ended December 31, 2002	Year Ended December 31, 2001
Net Asset Value, Beginning of Period	$9.63	$12.18
Income/(loss) from Operations:
Net investment income/(loss)	(0.04)	(0.04)
Net realized and unrealized gain/(loss) on investments	(1.38)	(2.51)

Total from Operations	(1.42)	(2.55)

Redemption fees added to paid in capital (Note 7)	— +	—

Net increase/(decrease) in net asset value	(1.42)	(2.55)

Net Asset Value, End of Period	$8.21	$9.63

Total Return	(14.75)%	(20.94)%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$15,322	$17,979
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	(0.44)%	(0.33)%
Operating expenses including reimbursement/waiver	1.95%	1.68%
Operating expenses excluding reimbursement/waiver	2.43%	2.47%
Portfolio turnover rate	37%	64%

+	Amount represents less than $0.01 per share.
(2)	Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund.

See Notes to Financial Statements	128	December 31, 2005

Financial Highlights

For a Share outstanding throughout the periods presented.

	Forward Global Emerging Markets Fund(2)
	Investor Class	Institutional Class	Investor Class
	Year Ended December 31, 2005	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Asset Value, Beginning of Period	$14.21	$14.23	$11.86
Income/(loss) from Operations:
Net investment income	0.27	0.33	0.21
Net realized and unrealized gain/(loss) on investments	4.61	4.62	2.35

Total from Operations	4.88	4.95	2.56

Less Distributions:
From net investment income	(0.26)	(0.30)	(0.22)

Total Distributions	(0.26)	(0.30)	(0.22)

Redemption fees added to paid in capital (Note 7)	— +	— +	0.01

Net increase/(decrease) in net asset value	4.62	4.65	2.35

Net Asset Value, End of Period	$18.83	$18.88	$14.21

Total Return	34.36%	34.79%	22.06%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$8,833	$28,765	$969
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	2.57%	2.34%	(0.32)%
Operating expenses including reimbursement/waiver	1.95%	1.70%	1.98	%(1)
Operating expenses excluding reimbursement/waiver	3.04%	2.84%	3.29	%(1)
Portfolio turnover rate	62%	62%	45%

+	Amount represents less than $0.01 per share.
(1)	The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Investor Class would have been 1.95% and 3.25%, respectively and 1.70% and 2.37% for the Institutional Class, respectively.
(2)	On September 16, 2004, the Forward Global Emerging Markets Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet Global Emerging Markets Fund. The financial highlights for the periods presented previous to December 31, 2004 are that of the Pictet Global Emerging Markets Fund. In addition, for the periods presented prior to December 31, 2004, the Investor Class of shares was known as the Retail Class.

December 31, 2005	129	See Notes to Financial Statements

Financial Highlights

For a Share outstanding throughout the periods presented.

	Forward Global Emerging Markets Fund(2)
	Institutional Class		Investor Class		Institutional Class
	Year Ended December 31, 2004		Period Ended December 31, 2003*		Year Ended December 31, 2003
Net Asset Value, Beginning of Period	$11.88		$6.98		$6.92
Income/(loss) from Operations:
Net investment income	0.23		—	+	0.08
Net realized and unrealized gain/(loss) on investments	2.36		4.94		4.95

Total from Operations	2.59		4.94		5.03

Less Distributions:
From net investment income	(0.25)		(0.06)		(0.07)

Total Distributions	(0.25)		(0.06)		(0.07)

Redemption fees added to paid in capital (Note 7)	0.01		—	+	— +

Net increase/(decrease) in net asset value	2.35		4.88		4.96

Net Asset Value, End of Period	$14.23		$11.86		$11.88

Total Return	22.26%		70.83%		72.72%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$18,854		$227		$116,774
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	0.63%		0.66	%**	0.91%
Operating expenses including reimbursement/waiver	1.70	%(1)	1.95	%**	1.70%
Operating expenses excluding reimbursement/waiver	2.38	%(1)	2.48	%**	2.23%
Portfolio turnover rate	45%		44%		44%

*	Pictet Global Emerging Markets Fund—Retail Class commenced operations on April 9, 2003.
**	Annualized.
+	Amount represents less than $0.01 per share.
(1)	The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Investor Class would have been 1.95% and 3.25%, respectively and 1.70% and 2.37% for the Institutional Class, respectively.
(2)	On September 16, 2004, the Forward Global Emerging Markets Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet Global Emerging Markets Fund. The financial highlights for the periods presented previous to December 31, 2004 are that of the Pictet Global Emerging Markets Fund. In addition, for the periods presented prior to December 31, 2004, the Investor Class of shares was known as the Retail Class.

See Notes to Financial Statements	130	December 31, 2005

Financial Highlights

For a Share outstanding throughout the periods presented.

	Forward Global Emerging Markets Fund(2)
	Institutional Class	Institutional Class
	Year Ended December 31, 2002	Year Ended December 31, 2001
Net Asset Value, Beginning of Period	$6.89	$7.02
Income/(loss) from Operations:
Net investment income	0.01	0.10
Net realized and unrealized gain/(loss) on investments	0.03	(0.15)

Total from Operations	0.04	(0.05)

Less Distributions:
From net investment income	(0.01)	(0.08)

Total Distributions	(0.01)	(0.08)

Redemption fees added to paid in capital (Note 7)	— +	—

Net increase/(decrease) in net asset value	0.03	(0.13)

Net Asset Value, End of Period	$6.92	$6.89

Total Return	0.60%	(0.68)%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$67,509	$66,711
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	0.16%	1.12%
Operating expenses including reimbursement/waiver	1.70%	1.70%
Operating expenses excluding reimbursement/waiver	2.31%	2.22%
Portfolio turnover rate	47%	84%

+	Amount represents less than $0.01 per share.
(2)	On September 16, 2004, the Forward Global Emerging Markets Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet Global Emerging Markets Fund. The financial highlights for the periods presented previous to December 31, 2004 are that of the Pictet Global Emerging Markets Fund. In addition, for the periods presented prior to December 31, 2004, the Investor Class of shares was known as the Retail Class.

December 31, 2005	131	See Notes to Financial Statements

Financial Highlights

For a Share outstanding throughout the periods presented.

	Forward International Small Companies Fund
	Investor Class	Institutional Class	Class A
	Year Ended December 31, 2005	Year Ended December 31, 2005	Period Ended December 31, 2005(3)
Net Asset Value, Beginning of Period	$12.87	$12.89	$13.13
Income/(loss) from Operations:
Net investment income	0.11 ***	0.16 ***	0.13	***
Net realized and unrealized gain/(loss) on investments	3.23	3.23	2.90

Total from Operations	3.34	3.39	3.03

Less Distributions:
From net investment income	(0.08)	(0.11)	(0.08)
From capital gains	(1.02)	(1.02)	(1.02)

Total Distributions	(1.10)	(1.13)	(1.10)

Redemption fees added to paid in capital (Note 7)	— +	— +	—	+

Net increase/(decrease) in net asset value	2.24	2.26	1.93

Net Asset Value, End of Period	$15.11	$15.15	$15.06

Total Return	26.57%	26.81%	23.78%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$64,436	$144,302	$5,065
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	0.82%	1.12%	0.51	%**
Operating expenses including reimbursement/waiver	1.45%	1.20%	1.78	%**
Operating expenses excluding reimbursement/waiver	1.84%	1.46%	1.82	%**
Portfolio turnover rate	91%	91%	91%

**	Annualized.
***	Per share numbers have been calculated using the average share method.
+	Amount represents less than $0.01 per share.
(3)	The Fund began offering Class A shares on May 2, 2005.

See Notes to Financial Statements	132	December 31, 2005

Financial Highlights

For a Share outstanding throughout the periods presented.

	Forward International Small Companies Fund
	Investor Class		Institutional Class		Investor Class
	Year Ended December 31, 2004		Year Ended December 31, 2004		Year Ended December 31, 2003(2)
Net Asset Value, Beginning of Period	$10.39		$10.40		$6.44
Income/(loss) from Operations:
Net investment income	0.05	***	0.08	***	0.02 ***
Net realized and unrealized gain/(loss) on investments	2.59		2.61		3.94

Total from Operations	2.64		2.69		3.96

Less Distributions:
From net investment income	(0.03)		(0.07)		(0.02)
From capital gains	(0.14)		(0.14)		—

Total Distributions	(0.17)		(0.21)		(0.02)

Redemption fees added to paid in capital (Note 7)	0.01		0.01		0.01

Net increase/(decrease) in net asset value	2.48		2.49		3.95

Net Asset Value, End of Period	$12.87		$12.89		$10.39

Total Return	25.55%		25.99%		61.64%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$9,819		$49,068		$15,981
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	0.47%		0.75%		0.24%
Operating expenses including reimbursement/waiver	1.46	%(1)	1.21	%(1)	1.45%
Operating expenses excluding reimbursement/waiver	2.26	%(1)	2.12	%(1)	2.45%
Portfolio turnover rate	175%		175%		52%

***	Per share numbers have been calculated using the average share method.
(1)	The Fund incurred ReFlow fees during the year. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets for the Investor Class would have been 1.45% and 2.25%, respectively and 1.20% and 2.11% for the Institutional Class, respectively.
(2)	On December 23, 2003, the Forward International Small Companies Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet International Small Companies Fund. The financial highlights for the periods presented previous to December 31, 2003 are that of the Pictet International Small Companies Fund. In addition, for the periods presented prior to December 31, 2003, the Investor Class of shares was known as the Retail Class.

December 31, 2005	133	See Notes to Financial Statements

Financial Highlights

For a Share outstanding throughout the periods presented.

	Forward International Small Companies Fund
	Institutional Class	Investor Class
	Year Ended December 31, 2003(2)	Period Ended December 31, 2002*
Net Asset Value, Beginning of Period	$6.44	$7.34
Income/(loss) from Operations:
Net investment income	0.04 ***	0.02 ***
Net realized and unrealized gain/(loss) on investments	3.94	(0.90)

Total from Operations	3.98	(0.88)

Less Distributions:
From net investment income	(0.03)	(0.03)
From capital gains	—	—

Total Distributions	(0.03)	(0.03)

Redemption fees added to paid in capital (Note 7)	0.01	0.01

Net increase/(decrease) in net asset value	3.96	(0.90)

Net Asset Value, End of Period	$10.40	$6.44

Total Return	61.95%	(11.82)%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$26,221	$312
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	0.49%	0.27%**
Operating expenses including reimbursement/waiver	1.20%	1.45%**
Operating expenses excluding reimbursement/waiver	2.20%	2.82%**
Portfolio turnover rate	52%	133%

*	Pictet International Small Companies Fund—Retail Class commenced operations on March 5, 2002.
**	Annualized.
***	Per share numbers have been calculated using the average share method.
(2)	On December 23, 2003, the Forward International Small Companies Fund, a newly created fund, acquired all of the assets and assumed all of the liabilities of the Pictet International Small Companies Fund. The financial highlights for the periods presented previous to December 31, 2003 are that of the Pictet International Small Companies Fund. In addition, for the periods presented prior to December 31, 2003, the Investor Class of shares was known as the Retail Class.

See Notes to Financial Statements	134	December 31, 2005

Financial Highlights

For a Share outstanding throughout the periods presented.

	Forward International Small Companies Fund
	Institutional Class	Institutional Class
	Year Ended December 31, 2002	Year Ended December 31, 2001
Net Asset Value, Beginning of Period	$7.35	$10.21
Income/(loss) from Operations:
Net investment income	0.04 ***	0.01
Net realized and unrealized gain/(loss) on investments	(0.92)	(2.87)

Total from Operations	(0.88)	(2.86)

Less Distributions:
From net investment income	(0.04)	—
From capital gains	—	(0.01)

Total Distributions	(0.04)	(0.01)

Redemption fees added to paid in capital (Note 7)	0.01	0.01

Net increase/(decrease) in net asset value	(0.91)	(2.86)

Net Asset Value, End of Period	$6.44	$7.35

Total Return	(11.87)%	(27.95)%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$22,251	$21,934
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	0.52%	0.17%
Operating expenses including reimbursement/waiver	1.20%	1.20%
Operating expenses excluding reimbursement/waiver	2.57%	2.28%
Portfolio turnover rate	133%	122%

***	Per share numbers have been calculated using the average share method.

December 31, 2005	135	See Notes to Financial Statements

Financial Highlights

For a Share outstanding throughout the periods presented.

Forward Legato Fund(1)
Period Ended December 31, 2005
Net Asset Value, Beginning of Period	$10.00
Income/(loss) from Operations:
Net investment loss	(0.10)
Net realized and unrealized gain/(loss) on investments	1.43

Total from Operations	1.33

Less Distributions:
From capital gains	(0.03)

Total Distributions	(0.03)

Redemption fees added to paid in capital (Note 7)	— +

Net increase/(decrease) in net asset value	1.30

Net Asset Value, End of Period	$11.30

Total Return	13.34%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$6,876
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	(1.25)%*
Operating expenses including reimbursement/waiver	1.89%*
Operating expenses excluding reimbursement/waiver	3.53%*
Portfolio turnover rate	28%

*	Annualized.
+	Amount represents less than $0.01 per share.
(1)	The Forward Legato Fund commenced operations on April 1, 2005.

See Notes to Financial Statements	136	December 31, 2005

Notes to Financial Statements

1.    Organization

Forward Funds (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Pennsylvania common law trust on August 26, 1992 under the name HomeState Group and was reorganized effective April 7, 2005 as a Delaware statutory trust created on February 1, 2005. At December 31, 2005, the Trust offered twelve investment portfolios. This annual report describes seven portfolios offered by the Trust. The accompanying financial statements and financial highlights are those of the Forward International Equity Fund (prior to September 1, 2005, the Forward International Equity Fund was called the Forward Hansberger International Growth Fund) (the “International Equity Fund”), the Forward Hoover Small Cap Equity Fund (the “Small Cap Fund”), the Forward Hoover Mini-Cap Fund (the “Mini-Cap Fund”), the Forward Global Emerging Markets Fund (the “Global Emerging Markets Fund”), the Forward International Small Companies Fund (the “International Small Companies Fund”), the Forward Uniplan Real Estate Investment Fund (the “Real Estate Fund”) and the Forward Legato Fund (the “Legato Fund”) (each a “Fund” and collectively the “Funds”). The Funds are successor mutual funds to previously operational funds (the “Predecessor Forward Funds,” each a “Predecessor Forward Fund”), which were series of a separate legal entity called Forward Funds, Inc. (the “Predecessor Company”), a Maryland corporation incorporated on October 3, 1997. The Predecessor Forward Funds were reorganized into the Funds effective after the close of business on June 30, 2005. Any reference in this annual report to events that occurred, payments that were made, and the financial data and information in this annual report prior to June 30, 2005 for the Funds relates to the Predecessor Forward Funds or Predecessor Company. The investment objective, policies and restrictions of each Fund and its respective Predecessor Forward Fund are substantially identical. Each Fund described in this annual report, except the Real Estate Fund, is a diversified portfolio as defined under the 1940 Act. The Sierra Club Stock Fund, the Sierra Club Equity Income Fund, the Forward Emerald Growth Fund, the Forward Emerald Opportunities Fund and the Forward Emerald Banking and Finance Fund have disclosed their financial statements and financial highlights in two separate annual reports.

December 31, 2005	137

Notes to Financial Statements

(continued)

The Small Cap Fund and Mini-Cap Fund seek to achieve high total returns and they invest primarily in the equity securities of companies that have small market capitalizations and offer future growth potential. The Real Estate Fund seeks income with capital appreciation as a secondary goal and invests in real estate securities, including real estate investment trusts (REITs); the International Equity Fund seeks to achieve high total returns and invests primarily in the equity securities of companies organized or located outside of the United States. The Global Emerging Markets Fund seeks to achieve long-term growth of capital and invests primarily in the equity securities of emerging market countries. The International Small Companies Fund seeks to achieve long-term growth of capital and invests in equity securities of companies with small market capitalizations located outside the United States. The Legato Fund seeks to achieve high total returns and invests primarily in the equity securities of companies that have small market capitalizations and offer future growth potential.

2.    Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the mean of the closing bid and ask price. Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last quoted sale price of such securities on their respective exchanges. Investments in short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value.

138	December 31, 2005

Notes to Financial Statements

(continued)

All other securities and other assets are carried at their fair value as determined in good faith by or under the direction of the Board of Trustees. The Funds generally value their holdings, including fixed income securities, through the use of independent pricing agents, except for securities for which a ready market does not exist, which are valued under the direction of the Board of Trustees or by the Sub-Advisors using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Distributions to Shareholders: Dividends from net investment income are declared and paid annually for the International Equity Fund, Small Cap Fund, Mini-Cap Fund, Global Emerging Markets Fund, International Small Companies Fund, Legato Fund and monthly for the Real Estate Fund. Net realized capital gains, if any, are distributed at least annually.

December 31, 2005	139

Notes to Financial Statements

(continued)

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

A portion of the dividend income recorded by the Real Estate Fund is from distributions by publicly traded REITs, and such distributions may also consist of capital gains and return of capital for tax purposes. The actual return of capital and capital gains portions of such distributions may be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Fund as a reduction of the cost basis of the securities held.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country’s tax rules and rates.

Expenses: Expenses that are specific to a Fund are charged directly to that Fund. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

140	December 31, 2005

Notes to Financial Statements

(continued)

ReFlow Transactions: The Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Funds will waive their redemption fee with respect to redemptions by ReFlow.

ReFlow Management Co., LLC, the entity which facilitates the day to day operations of ReFlow, is under common control with Forward Management, LLC the investment advisor to the Funds. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. During the year ended December 31, 2005, ReFlow fees which were incurred by the Small Cap Fund, Mini-Cap Fund, Real Estate Fund, International Equity Fund, Global Emerging Markets Fund and International Small Companies Fund were $14,073, $1,142, $3,283, $2,946, $5,099, $8,641, respectively.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH&Co.”) Cash Management Service (“CMS”). The BBH&Co. CMS is an investment product that automatically sweeps the Funds’ cash balances into overnight offshore time deposits with either BBH&Co.’s Grand Cayman branch or branches of pre-approved world class commercial banks. This fully automated program allows the Funds to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any

December 31, 2005	141

Notes to Financial Statements

(continued)

offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure, or diminution. The Funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

3.    Investment Management Services

The Trust has entered into an investment management agreement with Forward Management, LLC (“Forward Management” or the “Advisor”) pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2005, based on each Fund’s average daily net assets: International Equity Fund, 0.85% up to $250 million, 0.75% over $250 million up to $1 billion, 0.65% over $1 billion; Small Cap Fund, 1.05%; Mini-Cap Fund, 1.05%; Global Emerging Markets Fund, 1.25%; International Small Companies Fund, 1.00%; Real Estate Fund, 0.85% up to $100 million, 0.80% over $100 million up to $500 million and 0.70% on assets over $500 million; and Legato Fund, 1.00% up to $500 million, 0.85% on assets over $500 million.

Prior to September 1, 2005, the International Equity Fund was known as the Forward Hansberger International Growth Fund and the fee was 0.85% up to $50 million, 0.75% over $50 million up to $100 million, 0.65% over $100 million up to $250 million, 0.60% over $250 million up to $500 million and 0.55% over $500 million.

As of January 1, 2006, the fee for the Small Cap Fund will be 1.05% up to $500 million and 1.00% over $500 million; the fee for the Global Emerging Markets Fund will be 1.25% up to $500 million, 1.20% over $500 million up to $1 billion, and 1.15% over $1 billion; and the fee for the International Small Companies Fund will be 1.00% up to $1 billion and 0.95% over $1 billion.

Forward Management has entered into investment sub-advisory agreements with Hoover Investment Management Co., LLC (“Hoover”) for the Small Cap Fund and Mini-Cap Fund; Pictet Asset Management Ltd. (formerly

142	December 31, 2005

Notes to Financial Statements

(continued)

known as Pictet International Management Ltd.) (“Pictet”) for the Global Emerging Markets Fund, the International Equity Fund, and the International Small Companies Fund; Forward Uniplan Advisors, Inc. (“Uniplan”) for the Real Estate Fund and Netols Asset Management Inc. (“Netols”), Conestoga Capital Investment Advisors, LLC (“CCA”) and Riverbridge Partners, LLC (“Riverbridge”) for the Legato Fund (each a “Sub-Advisor”). Pursuant to these agreements, the Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates, as of December 31, 2005, based on each Fund’s average daily net assets: International Equity Fund, 0.45% on assets up to $250 million, 0.40% on assets over $250 million up to $1 billion, 0.35% on assets over $1 billion; Small Cap Fund, 0.70% on the first $100 million and 0.60% on assets over $100 million; Mini-Cap Fund, 0.70% on the first $100 million and 0.60% on assets over $100 million; Global Emerging Markets Fund, 0.65%; International Small Companies Fund, 0.65%; Real Estate Fund, 0.60% on the first $100 million, 0.55% on the next $400 million and 0.45% on assets over $500 million; and Legato Fund, 0.60%. The fees payable to each Sub-Advisor for the Legato Fund are computed with respect to the portion of the Fund’s portfolio allocated to the respective Sub-Advisor.

Prior to September 1, 2005, the International Equity Fund was known as the Forward Hansberger International Growth Fund and the Sub-Advisor was Hansberger Global Investors, Inc. (“HGI”). The fee payable from Forward to HGI was 0.50%.

As of January 1, 2006, the sub-advisory fee for the Small Cap Fund will be 0.70% on the first $100 million and 0.55% on assets over $100 million.

Waiver of Fees: The Advisor contractually agreed to waive a portion of its fees and/or reimburse certain expenses. These waivers and/or reimbursements continued until January 1, 2006 for all the funds except for the Legato Fund, for which these waivers and/or reimbursements will continue through May 1, 2006. As a result of such waivers, the total annual fund operating expenses (as a percentage of net assets) for the year ended December 31, 2005 were limited to 1.69% for the International Equity Fund, 1.69% for the Small Cap Fund Investor Class, 1.34% for the Small Cap

December 31, 2005	143

Notes to Financial Statements

(continued)

Fund Institutional Class, 1.69% for the Small Cap Fund Class A, 1.99% for the Mini-Cap Fund Investor Class, 1.43% for the Mini-Cap Fund Institutional Class, 1.95% for the Global Emerging Markets Fund Investor Class, 1.70% for the Global Emerging Markets Fund Institutional Class, 1.45% for the International Small Companies Fund Investor Class, 1.20% for the International Small Companies Fund Institutional Class, 1.78% for the International Small Companies Fund Class A, 1.79% for the Real Estate Fund and 1.89% for the Legato Fund Class A shares. Any waiver or reimbursement by the Advisor is subject to recoupment from the Fund within the three years following the date on which the expense was incurred, to the extent such recoupment would not cause total expenses to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

For the year ended December 31, 2005, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived by Advisor	Recoupment of Past Waived/ Reimbursed Fees by Advisor	Total
Small Cap	$714,343	—	$714,343
Mini-Cap	78,439	$(9,349)	69,090
Real Estate	—	(80,300)	(80,300)
International Equity	134,862	—	134,862
Global Emerging Markets	296,908	—	296,908
International Small Companies	379,970	—	379,970
Legato	79,728	—	79,728

At December 31, 2005, the balance of recoupable expenses for each Fund was:

Fund	2003	2004	2005	Total
Small Cap	$73,040	$43,565	$714,343	$830,948
Mini-Cap	135,841	81,858	69,090	286,789
Real Estate	80,300	—	—	—
International Equity	84,748	82,632	134,862	302,242
Global Emerging Markets	—	99,444	296,908	396,352
International Small Companies	—	379,991	379,970	759,961
Legato	—	—	79,728	79,728

144	December 31, 2005

Notes to Financial Statements

(continued)

As of January 2, 2006, the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain expenses which should have the effect of limiting the total annual fund operating expenses (as a percentage of assets) as follows: 1.69% for the International Equity Fund, 1.69% for the Small Cap Fund Investor Class, 1.34% for the Small Cap Fund Institutional Class, 1.69% for the Small Cap Fund Class A, 1.79% for the Mini-Cap Fund Investor Class, 1.23% for the Mini-Cap Fund Institutional Class, 1.89% for the Global Emerging Markets Fund Investor Class, 1.59% for the Global Emerging Markets Fund Institutional Class, 1.56% for the International Small Companies Fund Investor Class, 1.26% for the International Small Companies Fund Institutional Class, 1.56% for the International Small Companies Fund Class A, and 1.69% for the Real Estate Fund. These waivers and reimbursements will continue through January 1, 2007. Any waiver or reimbursement by the Advisor is subject to recoupment from the Fund within the three years following the date on which the expense was incurred, to the extent such recoupment would not cause total expenses to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

4.    Distribution Plan and Shareholder Services Plan

The Investor Class shares of the Funds have a Distribution Plan pursuant to Rule 12b-1 for which up to 0.25% of each Fund’s average daily net assets may be used to pay distribution fees. The Class A shares of the Small Cap Fund, International Small Companies Fund and Legato Fund have a Distribution Plan pursuant to Rule 12b-1 for which up to 0.35% of each Fund’s average daily net assets may be used to pay distribution fees. In addition, the Investor Class shares of the International Equity Fund, Mini-Cap Fund, Global Emerging Markets Fund, and Real Estate Fund; the Investor Class shares and Class A shares of the Small Cap Fund and International Small Companies Fund; and the Institutional Class shares and Class A shares of the Legato Fund have a Shareholder Services Plan which may be used to pay shareholder servicing fees at an annual rate of up to 0.10% of each Fund’s average daily net assets. The expenses of the Distribution and Shareholder Services Plans are reflected as distribution and service fees in the Statement of Operations. Institutional Class shares of

December 31, 2005	145

Notes to Financial Statements

(continued)

the Small Cap Fund, Mini-Cap Fund, Global Emerging Markets Fund and International Small Companies Fund are not subject to distribution or service fees.

The Trust has entered into an administration agreement with PFPC Inc. (“PFPC”), an indirect wholly owned subsidiary of PNC Financial Services Group, Inc., which will terminate effective March 1, 2006. Accordingly, the Trust has entered into an administration agreement with ALPS Mutual Fund Services, Inc. (“AMFS”), pursuant to which AMFS will become the administrator of the Funds effective March 1, 2006.

Effective September 9, 2005, ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. Prior to that time, PFPC Distributors, Inc. served as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

Effective October 17, 2005, ALPS Mutual Fund Services, Inc. serves as the Trust’s transfer agent and dividend paying agent. Prior to that time, PFPC served as the Trust’s transfer agent and dividend paying agent.

5.    Trustees and Officers

The overall responsibility for oversight of the Funds rests with the Trustees of the Trust. As of December 31, 2005, there were five Trustees, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act. As of January 1, 2006, the number of Trustees was increased to six and Mr. DeWitt F. Bowman was appointed as a non-interested Trustee. The Funds pay each non-interested Trustee a retainer fee in the amount of $12,000 per year, $3,625 each per regular meeting and $1,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $750.00 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $6,000 per year. The Funds will also reimburse Trustees’ travel expenses incurred attending Board Meetings. The interested Trustee does not receive any compensation by the Funds.

Prior to his appointment as a non-interested Trustee, Mr. Bowman served as a consultant to the Trust from July 21, 2005 through December 31, 2005,

146	December 31, 2005

Notes to Financial Statements

(continued)

and was paid consulting fees by the Trust in the amount of $7,015.57 for his services as an advisory board member during the year ended December 31, 2005.

6.    Indemnifications

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

7.    Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Each Fund, other than the Forward Legato Fund, Forward Emerald Growth Fund, Forward Emerald Opportunities Fund and Forward Emerald Banking and Finance Fund, currently offers a class of shares called the Investor Class shares. The Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward International Small Companies Fund, Forward Global Emerging Markets Fund and Forward Legato Fund offer a class of shares called the Institutional Class shares to institutional investors and investors meeting certain purchase qualifications. The Forward Legato Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund, Forward Emerald Growth Fund, Forward Emerald Opportunities Fund and Forward Emerald Banking and Finance Fund offer a class of shares called Class A shares. In addition, the Forward Emerald Growth Fund, Forward Emerald Opportunities Fund and Forward Emerald Banking and Finance Fund offer a class of shares called Class C shares. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and

December 31, 2005	147

Notes to Financial Statements

(continued)

redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares exchanged or redeemed within 180 days of purchase incur a fee of 2.00% of the total redemption amount. Such redemption fees are reflected in the “cost of shares redeemed” in the Statement of Changes in Net Assets. The redemption fees retained by the Small Cap Fund, the Mini-Cap Fund, the Real Estate Fund, the International Equity Fund, the Global Emerging Markets Fund and the International Small Companies Fund for the year ended December 31, 2005 were $119,959, $8,283, $4,881, $759, $7,319 and $55,281, respectively.

The following entities owned of record or beneficially, as of December 31, 2005, 5% or greater of any class of the Funds outstanding equity securities:

Fund	Name	Percentage
Small Cap Investor Class	Charles Schwab & Co., Inc.	37.28%
	Muir & Co.	9.88%
	New York Life Trust Co.	6.64%
Small Cap Institutional Class	Charles Schwab & Co., Inc.	68.81%
	The Northern Trust Company	14.25%
Small Cap Class A	Sutton Place Associates LLC	84.48%
	ReFlow Management Co., LLC	9.31%
Mini-Cap Investor Class	Sutton Place Associates LLC	65.18%
	Charles Schwab & Co., Inc.	23.22%
	National Investor Services	5.47%
Mini-Cap Institutional Class	Lepick & Co	43.19%
	Charles Schwab & Co., Inc.	25.40%
	Trust Management for Bank of West	5.01%
	Sherjac c/o Amegy Bank of Texas	5.00%
Real Estate	Sutton Place Associates LLC	50.53%
	Charles Schwab & Co., Inc.	28.80%

148	December 31, 2005

Notes to Financial Statements

(continued)

Fund	Name	Percentage
International Equity	Sutton Place Associates LLC	82.32%
	ReFlow Management Co., LLC	9.40%
Global Emerging Markets Investor Class	Sutton Place Associates LLC	70.98%
	ReFlow Management Co., LLC	8.35%
Global Emerging Markets Institutional Class	Brown Brothers Harriman & Co.	46.61%
	Ellard & Co	12.30%
	Charles Schwab & Co., Inc.	10.92%
	Jupiter & Co	6.96%
	Wells Fargo Bank N.A.	5.33%
International Small Companies Investor Class	Charles Schwab & Co., Inc.	33.90%
	Reliance Trust	9.24%
	National Investor Services	8.04%
International Small Companies Institutional Class	Charles Schwab & Co., Inc.	63.93%
	Brown Brothers Harriman & Co.	7.70%
International Small Companies Class A	Sutton Place Associates LLC	95.24%

Legato Class A	Sutton Place Associates LLC	98.57%

Sutton Place Associates LLC and ReFlow Management Co., LLC are entities under common control with Forward Management.

December 31, 2005	149

Notes to Financial Statements

(continued)

8.     Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2005, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Small Cap	$627,462,766	$484,409,783
Mini-Cap	98,338,384	94,351,227
Real Estate	9,154,465	17,162,699
International Equity	31,475,590	34,282,109
Global Emerging Markets	25,224,113	15,981,218
International Small Companies	228,750,516	115,348,212
Legato	7,590,688	1,643,818

9.     Tax Basis Information

Reclassifications: At December 31, 2005, permanent differences in book and tax accounting have been reclassified as follows:

	Increase/ (Decrease) Paid-In Capital	Increase/ (Decrease) Accumulative Net Investment Income/(Loss)	Increase/ (Decrease) Accumulative Net Realized Gain/(Loss)
Small Cap	—	$2,528,304	$(2,528,304)
Mini-Cap	$82	290,216	(290,298)
Real Estate	(127,254)	(442,582)	569,836
International Equity	(10,726)	(3,979)	14,705
Global Emerging Markets	—	(9,999)	9,999
International Small Companies	—	(100,324)	100,324
Legato	—	61,811	(61,811)

150	December 31, 2005

Notes to Financial Statements

(continued)

Tax Basis of Investments: At December 31, 2005, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Small Cap	$328,359,477	$57,733,858	$(3,058,635)	$54,675,223
Mini-Cap	35,788,750	5,933,145	(291,796)	5,641,349
Real Estate	28,820,957	16,935,887	(660,586)	16,275,301
International Equity	21,965,486	3,196,570	(442,379)	2,754,191
Global Emerging Markets	29,300,387	9,266,378	(444,629)	8,821,749
International Small Companies	181,391,821	36,624,218	(4,541,114)	32,083,104
Legato	6,265,905	910,639	(185,550)	725,089

Post October Loss: Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2005, the Funds elected to defer capital losses and currency losses occurring between November 1, 2005 and December 31, 2005 as follows:

Fund	F/X Loss
Real Estate	$47
International Small Companies	59,592

December 31, 2005	151

Notes to Financial Statements

(continued)

Capital Loss Carryforwards: At December 31, 2005 the following Funds had available for Federal income tax purposes unused capital losses as follows:

Fund	Expiring in 2005	2006	2007	2008	2009	2010	2011
International Equity	—	—	—	—	—	—	$323,448
Global Emerging Markets	—	—	—	$3,651,293	$2,015,691	—	—

Tax Basis of Distributable Earnings: At December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

	Small Cap	Mini-Cap	Real Estate
Post-October losses	—	—	$(47)
Accumulated capital loss carryforwards	—	—	—
Undistributed Ordinary Income	—	—	—
Undistributed short-term gain	$3,022,040	$2,369,142	—
Undistributed long-term gain	5,841,708	781,400	—
Net unrealized appreciation/(depreciation) of F/X	—	—	—
Net unrealized appreciation on Investments	54,675,223	5,641,349	16,275,292

Total distributable earnings	63,538,971	8,791,891	16,275,245

	International Equity	Global Emerging Markets	International Small Companies	Legato
Post-October losses	—	—	$(59,592)	—
Accumulated capital loss carryforwards	$(323,448)	$(5,666,984)	—	—
Undistributed Ordinary Income		39,360	40,797	—
Undistributed short-term gain	—	—	336,450	$55,650
Undistributed long-term gain	—	272,114	924,478	—
Net unrealized appreciation/ (depreciation) of F/X	15,677	(814)	7,881	—
Net unrealized appreciation on Investments	2,754,191	8,821,749	32,083,104	725,089

Total distributable earnings	2,446,420	3,465,425	33,333,118	780,739

152	December 31, 2005

Notes to Financial Statements

(continued)

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of distributions paid were as follows:

	2005 Ordinary Income Total	2005 Short-Term Capital Gain Total	2005 Long-Term Capital Gain Total	2005 Return of Capital Total
Small Cap	—	$4,663,448	$10,292,873	—
Mini-Cap	—	379,852	605,292	—
Real Estate	$498,174	248,707	3,499,342	$127,254
International Equity	10,770	—	—	—
Global Emerging Markets	577,546	—	—	—
International Small Companies	1,343,737	7,983,872	4,449,365	—
Legato	—	20,078	435	—

10.     Foreign Securities

Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

11.     REITs

The Real Estate Fund invests a substantial portion of its assets in REITs and is subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify

December 31, 2005	153

Notes to Financial Statements

(continued)

for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

12.     Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

154	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward Uniplan Real Estate Investment Fund, Forward International Equity Fund, Forward Global Emerging Markets Fund, Forward International Small Companies Fund, and Forward Legato Fund (the “Funds”) at December 31, 2005, the results of each of their operations for the periods then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

San Francisco, California

February 24, 2006

December 31, 2005	155

Tax Information (unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Small Cap Fund, Mini-Cap Fund, Real Estate Fund, International Small Companies Fund and the Legato Fund designate $10,292,873, $605,292, $3,499,342, $4,449,365 and $435, respectively, as long-term capital gain dividends.

The Small Cap Fund, International Equity Fund, Global Emerging Markets Fund, International Small Companies Fund and Legato Fund designate 24.89%, 100%, 77.46%, 21.36% and 100%, respectively, of the income dividends distributed between January 1, 2005 and December 31, 2005, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Small Cap Fund, Mini-Cap Fund, Global Emerging Markets Fund, International Small Companies Fund and the Legato Fund designate 100%, 8.97%, 75.99%, 7.77% and 30.99%, respectively, of the ordinary income dividends distributed during the year as qualifying for the corporate dividend-received deduction.

156	December 31, 2005

Meeting of Shareholders—Voting Results (unaudited)

At a Special Meeting of Shareholders of the Forward International Equity Fund (formerly, the Forward Hansberger International Growth Fund) (the “Fund”) held on November 17, 2005, shareholders of the Fund voted to adopt the following proposals: (1) to approve an Investment Sub-Advisory Agreement among Forward Funds (“the Trust), on behalf of the Fund, Forward Management, LLC (the “Advisor”) and Pictet International Management LTD (“PAM”) (now known as Pictet Asset Management LTD), and (2) to approve an amendment to the Amended and Restated Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor to increase advisory fees payable by the Fund to the Advisor at certain asset levels.

Proposal 1: To approve an Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, Advisor and Pictet.

Votes For	Votes Against	Votes Abstain	Total Votes
1,604,863.103	0	0	1,604,863.103

Proposal 2: To approve an amendment to the Amended and Restated Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor to increase advisory fees payable by the Fund to the Advisor at certain asset levels.

Votes For	Votes Against	Votes Abstain	Total Votes
1,604,470.103	393.000	0	1,604,863.103

December 31, 2005	157

Approval of Investment Management Agreement and Investment

Sub-Advisory Agreements (unaudited)

The Board of Trustees of the Trust oversees the management of the Funds and, as required by law, initially approves, and determines annually whether to renew, the investment advisory agreements and sub-advisory agreements for management of the Funds. At a telephonic meeting of the Board of Trustees held on July 21, 2005, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) approved an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) with Pictet International Management Limited, now known as Pictet Asset Management Limited (“PAM”) effective September 1, 2005. As described in greater detail below, at an in-person meeting of the Board of Trustees held on September 1, 2005, the Board of Trustees, including all of the Independent Trustees, approved the proposed new sub-advisory agreement (the “PAM Agreement”) among PAM, Forward Management and the Trust on behalf of the International Equity Fund. As also described in further detail below, at the September 1, 2005 meeting, the Board, including all of the Independent Trustees, approved an amendment to Exhibit A of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of the International Equity Fund, and Forward Management. The amendment to the Advisory Agreement provides for an increase in the advisory fees payable by the International Equity Fund to Forward Management if net assets of the International Equity Fund increase above $50 million (the “Amendment”). At a special meeting held on November 17, 2005, the shareholders of the International Equity Fund approved the PAM Agreement and approved the amendment to the Advisory Agreement.

At an in-person meeting of the Board of Trustees held on December 7-8, 2005, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreement among Forward Management and the Trust on behalf of the International Equity Fund, Hoover Small Cap Equity Fund, Hoover Mini-Cap Fund, Global Emerging Markets Fund, International Small Companies Fund, Uniplan Real Estate Investment Fund, Legato Fund, Sierra Club Stock Fund and Sierra Club Equity Income Fund. Also at the December 7-8, 2005 meeting, the Board, including all of the Independent Trustees, approved the renewal of investment sub-advisory agreements

158	December 31, 2005

Approval of Investment Management Agreement and Investment

Sub-Advisory Agreements (unaudited) (continued)

(each, a “Sub-Advisory Agreement” and collectively with the PAM Agreement, the “Sub-Advisory Agreements”) among certain sub-advisors (each a “Sub-Advisor” and collectively, the “Sub-Advisors”), Forward Management and the Trust on behalf of the following Funds:

Sub-Advisor	Fund
Pictet Asset Management Limited	International Small Companies Fund
Global Emerging Markets Fund
Forward Uniplan Advisors, Inc.	Uniplan Real Estate Investment Fund
Sierra Club Equity Income Fund
Netols Asset Management Inc.	Legato Fund
Riverbridge Partners, LLC	Legato Fund
Conestoga Capital Advisors, LLC	Legato Fund
Hoover Investment Management Co., LLC	Hoover Small Cap Equity Fund
Hoover Mini-Cap Fund
New York Life Investment Management LLC	Sierra Club Equity Income Fund
Sierra Club Stock Fund

In addition, at the December 7-8, 2005 meeting, the Board, including all of the Independent Trustees, determined not to renew the sub-advisory agreement (the “MDTA Agreement”) among MDTA LLC (formerly Harris Bretall Sullivan & Smith L.L.C.) (“MDTA”), Forward Management and the Trust on behalf of the Sierra Club Stock Fund. As of January 1, 2006, pursuant to the Advisory Agreement, Forward Management began to directly manage the portion of the Sierra Club Stock Fund portfolio that was previously managed by MDTA.

In connection with these meetings, the Board through counsel to the Funds and the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Advisory Agreement, Sub-Advisory Agreements and Amendment to the Advisory Agreement, and Forward Management and the Sub-Advisors provided materials to the Board for its evaluation. Discussed below are the factors the Board considered in approving the Amendment to the Advisory Agreement, the Advisory

December 31, 2005	159

Approval of Investment Management Agreement and Investment

Sub-Advisory Agreements (unaudited) (continued)

Agreement and certain Sub-Advisory Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Annual Consideration of Advisory and Sub-Advisory Agreements

Forward Management employs Sub-Advisors pursuant to Sub-Advisory Agreements for the day-to-day management of each of the Funds except for a portion of the Sierra Club Stock Fund, as noted above. In evaluating each Sub-Advisory Agreement and the Advisory Agreement, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by the Advisor and each Sub-Advisor; (ii) the investment performance of the Fund and each Sub-Advisor; (ii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar peer funds; (iii) the profits to be realized by the Advisor and each Sub-Advisor from their relationships with the Funds; (iv) the extent to which the fees to be paid to the Advisor reflect economies of scale; and (v) if applicable, any benefits derived or to be derived by the Advisor or Sub-Advisor from its relationship with the Funds, such as soft dollar arrangements. The Board also considered the ability of the Advisor and each Sub-Advisor to provide an appropriate level of support and resources to the Funds and whether the Advisor and each Sub-Advisor has sufficiently qualified personnel. The Board also considered the overall financial soundness of the Advisor and each Sub-Advisor as it relates to their ability to provide services to the Funds.

Additional discussion of certain of these factors follows:

Nature, Extent and Quality of Services

Advisory Agreement. The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability

160	December 31, 2005

Approval of Investment Management Agreement and Investment

Sub-Advisory Agreements (unaudited) (continued)

of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of and amount of attention expected to be given to the Funds by Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals, and noted that management personnel at Forward Management have an ownership interest in the firm, creating an incentive to stay with the firm. The Trustees considered that Forward Management has been responsive to the Board’s suggestions and has hired qualified personnel with top academic and work credentials who have performed well.

The Board also considered Forward Management’s compliance operations with respect to the Funds, including the measures taken by Forward Management to assist the Funds in complying with Rule 38a-1 under the Investment Company Act of 1940. The Board noted that Forward Management represented that they had no significant compliance or administrative problems over the past year and that no deficiencies were found by any independent audit. The Board also considered the services provided by Forward Management as a “manager of managers.” In this connection, the Board noted that Forward Management has been active in monitoring the performance of the sub-advisors to the Funds and, where it deems appropriate, recommending that sub-advisors be replaced and further recommending replacement candidates for the Board’s consideration. The Trustees considered that the service provider transitions have been going smoothly, which reflects Forward Management’s planning and management skills.

The Board also considered the nature, extent, and quality of services expected to be provided by Forward Management as portfolio manager of a portion of the Sierra Club Stock Fund. The Board was aided by various presentation materials and a discussion conducted with senior management and the proposed portfolio management team members regarding the manner in which Forward Management proposed to manage its portion of

December 31, 2005	161

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the Sierra Club Stock Fund and its capabilities for providing such services. The Board then considered whether Forward Management has the appropriate resources, personnel and systems in place to directly manage a portion of the Fund. The Board noted that Forward Management is an SEC-registered investment adviser and that Forward Management has management personnel with experience evaluating companies in consideration of the Fund’s socially responsible investment mandate.

Sub-Advisory Agreements. The Board considered the benefits to shareholders of continuing to retain each Sub-Advisor, particularly in light of the nature, extent, and quality of services provided by the Sub-Advisor. The Board considered the quality of the management services provided to the Funds over both the short and long term and the organizational depth and stability of the Sub-Advisors, including the expertise of and amount of attention expected to be given to the Funds by each Sub-Advisor’s respective portfolio management team. In this connection, the Board has received regular presentations from portfolio management personnel from each of the Sub-Advisors, and has discussed investment results with such personnel. The Board also considered each Sub-Advisor’s compliance operations with respect to the Funds, including the assessment of each Sub-Advisor’s compliance program by the Funds’ Chief Compliance Officer as required under Rule 38a-1 of the Investment Company Act of 1940. In conducting its review, the Board was aided by Forward Management’s assessments and the various presentation materials (including frequent presentations made by representatives of the Sub-Advisors to the Board) during the course of the year.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided or expected to be provided by Forward Management under the Advisory Agreement and each of the Sub-Advisors under their respective Sub-Advisory Agreements.

Investment Performance

The Board considered information about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative

162	December 31, 2005

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analysis of the performance of each Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing performance of the Sub-Advisors, the Board also considered the length of time each Sub-Advisor had sub-advised the respective Fund. The Board also noted the need for each Sub-Advisor to adhere to its investment mandates, which could at times have an impact on the Fund’s performance.

The Board noted that Forward Management, as supervisor of each Fund’s Sub-Advisor(s), has been active in monitoring investment performance for each of the Funds and, where it has deemed appropriate, recommending changes in investment sub-advisory arrangements.

The Trustees noted that as a general matter the Funds had periods of both underperformance and outperformance compared to their respective benchmarks and peer groups over time. Specifically, the Board noted that:

•	The Forward Legato Fund has been operational for less than one year, and so very little performance information is available for the Fund;
•	The Forward Hoover Small Cap Fund performed above its peer group median in 2004 and year-to-date through September 30, 2005, while performing below its peer group median in calendar years 2002 and 2003;
•	The Forward Hoover Mini Cap Fund performed above its peer group median during the year-to-date period through September 30, 2005, while performing below its peer group median in 2003 and 2004;
•	The Forward International Small Companies Fund performed at or above its peer group median in 2002, 2003, 2004 and year to date through September 30, 2005;
•	The Forward Global Emerging Markets Fund performed below its peer group median in 2004 and year-to-date through September 30, 2005, and performed above its peer group median in 2002 and 2003;
•	The Sierra Club Equity Income Fund performed below its peer group median in 2003 and year-to-date through September 30, 2005, and performed above its peer group median in 2004;
•	The Sierra Club Stock Fund performed below its peer group median in 2002 and year-to-date through September 30, 2005, and

December 31, 2005	163

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performed above its peer group median in 2003 and 2004. With respect to this Fund, as discussed above, it was determined by the Board that effective January 1, 2005, Forward Management would assume responsibility for managing that portion of the portfolio previously managed by MDTA;

•	The Forward Uniplan Real Estate Investment Fund performed below its peer group median in 2002, 2003, 2004 and year-to-date through September 30, 2005. In connection with this Fund, management noted that the Fund is less volatile than the typical fund in its peer group and that this characteristic contributes to relative underperformance to the peer group in certain markets.

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance”.

The Board determined to continue to monitor the performance of the Funds and concluded after consideration of the performance and strategy for each of the Funds that each Sub-Advisor other than MDTA should continue to serve under the respective Sub-Advisory Agreements subject to supervision of the Board and Forward Management, and that the Advisor should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

The Board considered the cost of services to be provided and profits to be realized by Forward Management from its relationship with the Funds, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management with respect to its operating profit or loss, which indicated an operating loss for recent periods. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and the Board has been satisfied with this information. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived by or reimbursed by Forward Management have

164	December 31, 2005

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been substantial. The Board also noted that Forward Management has been willing to incur expenses to replace Sub-Advisors when necessary.

The Board also noted that Forward Management is responsible for compensation of the Funds’ Sub-Advisors and that overall expense ratios of the Funds are currently limited by Forward Management pursuant to contractual expense limitation agreements.

The Board considered information regarding the investment management fees charged to the Funds by Forward Management and operating expense comparisons for each Fund compared with other comparable registered investment companies. The Board further noted that Forward Management’s business consists primarily of managing the Funds, and that Forward Management does not manage any other mutual funds or investment accounts other than the Funds, and so it is not possible to compare the fee charged to the Fund with fees charged to other non-investment company clients of Forward Management.

With respect to the Sierra Club Stock Fund, the Board noted that Forward Management proposed to reduce the advisory fee payable under the Advisory Agreement in connection with the assumption by Forward Management of responsibility for directly managing a portion of the portfolio.

The Board concluded that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Sub-Advisory Agreements. With respect to the sub-advisory fees, the Board considered information regarding the advisory fees charged by the Sub-Advisors to other clients, and sub-advisory fees charged by other investment advisers to similar registered investment companies. The Board noted that all sub-advisory fees are paid out of Forward Management advisory fee and negotiated between Forward Management and each Sub-Advisor.

The Board considered the operating results and financial condition of the Sub-Advisors based on the financial information previously provided by each Sub-Advisor. The Trustees noted that it was difficult to accurately

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determine or evaluate the profitability of a particular Sub-Advisory Agreement because each of the Sub-Advisors managed substantial assets other than the Funds or had multiple business lines, and, further, that any such assessment would involve assumptions regarding each Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix and other factors. Additionally, with respect to profitability, the Board considered that each Sub-Advisor’s fees will be paid by Forward Management and not the Fund, at a rate negotiated between Forward Management and the Sub-Advisor. Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that each Sub-Advisors’ profitability with respect to the relevant Fund was not excessive.

Economies of Scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size, but recognized that the Funds currently have relatively small asset levels, and that Forward Management has historically subsidized those Funds at smaller asset levels. The Board noted that the Advisory Agreement reflects breakpoints in the advisory fees as the assets grow for the Forward International Equity Fund, Forward Legato Fund and Forward Uniplan Real Estate Investment Fund, while the advisory fees for the Forward Hoover Small Cap Fund, Forward Hoover Mini-Cap Fund, Forward Global Emerging Markets Fund, Forward International Small Companies Fund, Sierra Club Stock Fund and Sierra Club Equity Income Fund do not reflect such breakpoints. The Board concluded that in consideration of the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Advisory Agreement and Sub-Advisory Agreement are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale, and the appropriateness of management fees payable to Forward Management, in the future.

Any Additional Benefits and Other Considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the

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Funds, including the fees paid by the Funds for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Funds include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board considered any benefits to be derived by each Sub-Advisor from its relationship with the Funds, such as soft dollar arrangements. In this connection, the Board has received regular reports from each Sub-Advisor regarding its soft dollar policies and usage. The Board concluded that any potential benefits to be derived by a Sub-Advisor from its relationship with the Funds included benefits which were consistent with those generally derived by sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under the Advisory Agreement and each Sub-Advisory Agreements is fair and reasonable in relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreement and each Sub-Advisory Agreement other than the MDTA Agreement are in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Advisory Agreement and each Sub-Advisory Agreement other than the MDTA Agreement.

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PAM Agreement

At the July 21, 2005 Board meeting, the Board approved the Interim Sub-Advisory Agreement, and approved the PAM Agreement at a Board meeting held on September 1, 2005. In evaluating and approving the PAM Agreement, the Board, including the Independent Trustees, requested and evaluated information provided by the Advisor and PAM which, in the Board’s opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the PAM Agreement would be in the best interests of the Fund and its shareholders.

The Board evaluated the PAM Agreement principally with reference to the following factors: (i) the nature, extent and quality of the services expected to be provided by PAM; (ii) the investment performance of PAM; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory and sub-advisory fees paid by, similar peer funds and other funds or accounts managed by PAM; (iv) the profits to be realized by PAM from the relationship with the Fund; (v) the extent to which the fees to be paid to PAM reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by PAM from a relationship with the Fund, such as soft dollar arrangements. The Board also considered the ability of PAM to provide an appropriate level of support and resources to the Fund and whether PAM has sufficiently qualified personnel. The Board also considered the overall financial soundness of PAM as it relates to the ability of PAM to provide services to the Fund.

Additional discussion of certain of these factors follows:

Nature, Extent and Quality of Services

The Board considered the benefits to shareholders of retaining PAM, particularly in light of the nature, extent, and quality of services expected to be provided by PAM. Since the agreement with PAM was a new agreement with respect to the Fund, the Board considered the quality of the management services rendered to other series of the Trust to which PAM has provided management services over approximately the past two years. The Board noted that, based on PAM’s representations, PAM had no significant compliance or administrative problems over the past year and

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that no deficiencies were found by any independent audit. The Board also considered the investment management program and compliance operations provided with respect to such other series of the Trust, including the assessment of PAM’s compliance program by the Fund’s Chief Compliance Officer as required under Rule 38a-1 of the Investment Company Act of 1940. The Board also considered the organizational depth and stability of the firm, including the background and experience of PAM’s senior management and the expertise of and amount of attention expected to be given to the Fund by PAM’s portfolio management team. In this connection, the Board has received regular presentations from portfolio management personnel of PAM for the other series of the Trust and discussed investment results with such personnel as further described below under “Investment Performance”. Additionally, the Board was aided by Forward Management’s assessment and various presentation materials (including presentations made by representatives of PAM to the Board) for similar accounts managed by PAM unrelated to the Trust at the September 1, 2005 Board meeting. The Board was satisfied with the nature, extent and quality of the management services provided by PAM for the other series of the Trust, and deemed it appropriate to engage the management services of PAM for the Fund.

Investment Performance

The Board considered information about the Fund’s historical performance, and considered performance of composites of accounts managed by PAM with a strategy similar to the strategy to be utilized by PAM with respect to the Fund. It was noted that for calendar years 2003 and 2004, the PAM composite performance had exceeded the performance of the benchmark presented by PAM, and that during prior years there had been periods of outperformance and underperformance relative to this benchmark. The Board also compared PAM composite performance to the performance of the Fund, noting periods of significant outperformance by the PAM composite. The Board concluded that PAM has the ability to provide high quality investment management services to the Fund over the long-term, subject to ongoing review of performance by Forward Management and the Board. In assessing performance, the Board also considered that PAM had sub-advised certain other series of the Trust for approximately the past two

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years, which provided familiarity with PAM and its investment management program.

Reasonableness of Investment Advisory Compensation

The Board considered information regarding the advisory fees charged under other investment sub-advisory contracts, such as contracts of other sub-advisors of certain series of the Trust and other investment sub-advisors managing other registered investment companies similar to the Fund. Based on their evaluation of this information, and in particular noting that the PAM sub-advisory fees will be paid out of the Forward Management advisory fee and negotiated between Forward Management and PAM and that such fees were within the range of sub-advisory fees charged to the group of similar investment companies presented to the Board, the Board concluded that the fees payable under the PAM Agreement are reasonable when compared to investment sub-advisory fees paid by comparable funds. In this connection, the Board noted that overall expense ratios of the Fund are currently limited by Forward Management pursuant to a contractual expense limitation agreement.

Costs of Services Provided and Profitability to be Realized by PAM

The Board considered the profitability of the PAM Agreement to PAM, to the extent practicable based on the financial information previously provided by PAM for other series of the Trust, noting that it was difficult to accurately determine or evaluate such profitability because PAM has multiple business lines and, further, that any such assessment would involve assumptions regarding PAM’s allocation policies, capital structure, cost of capital, business mix and other factors. The Board noted that because the PAM Agreement is new and there is no historical data available with respect to that Agreement, costs and profitability in connection with the services to be rendered to the Fund are difficult to evaluate at this time. Additionally, with respect to profitability, the Board considered that PAM’s fees will be paid by Forward Management and not the Fund. Based on the prior information provided and the nature of the negotiation underlying the PAM Agreement, the Board concluded that it was reasonable to infer that PAM’s costs and profitability with respect to the Fund was not excessive.

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Economies of Scale

The Board considered the extent to which economies of scale would be realized as assets of the Fund grew. The Board concluded that at the current time, given the Fund’s low asset levels, the Fund has yet to achieve meaningful economies of scale, and that the fee structure reflected in the PAM Agreement was appropriate.

Any Additional Benefits

The Board considered any benefits to be derived by PAM from its relationship with the Fund, such as soft dollar arrangements. The Board noted that PAM has previously represented that it currently does not expect to receive additional benefits from the Fund in the form of research, information and other services obtainable from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board concluded that any potential benefits to be derived by PAM from its relationship with the Fund included benefits which were consistent with those generally derived by sub-advisors to mutual funds.

After consideration of these factors, the Board found that: (i) the compensation payable under the PAM Agreement is fair and reasonable in relationship to the services to be rendered; and (ii) the PAM Agreement is in the best interests of the Fund and its shareholders.

Amendment to the Advisory Agreement

The Board approved the Amendment to the Advisory Agreement at a Board meeting held on September 1, 2005. This amendment involved a revision to the advisory fee schedule. In evaluating and approving the revisions to the advisory fee schedule, the Board, through counsel to the Funds and the administrator of the Funds, requested and evaluated information provided by the Advisor which, in the Board’s opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the increased advisory fee provided for in the Amendment would be in the best interests of the Fund and its shareholders.

The Board evaluated the increased advisory fee under the Amendment principally with reference to the following factors: (i) the nature, extent and quality of the services to be provided by the Advisor; (ii) the

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reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar peer funds and other funds or accounts managed by the Advisor; (iii) the profits to be realized by the Advisor from the relationship with the Fund; (iv) the extent to which the fees to be paid to the Advisor reflect economies of scale; and (v) if applicable, any benefits derived or to be derived by the Advisor from a relationship with the Fund, such as soft dollar arrangements. The Board also considered the ability of the Advisor to provide an appropriate level of support and resources to the Fund and whether the Advisor has sufficiently qualified personnel. The Board also considered the overall financial soundness of the Advisor as it relates to the ability of the Advisor to provide services to the Fund.

Additional discussion of certain of these factors follows:

Nature, Extent and Quality of Services

The Board considered the nature of the services to be provided under the Advisory Agreement, the ability of the Advisor to provide an appropriate level of support and resources to the Fund and whether the Advisor has sufficiently qualified personnel. The Board noted the background and experience of the Advisor’s senior management. The Board also noted that because the Fund, and all of the other series of the Trust, are the Advisor’s principal investment advisory clients, the expertise of and amount of attention expected to be given to the Fund by the Advisor’s management team is substantial. The Board considered the Advisor’s ability to attract and retain qualified business professionals. The Board also considered the Advisor’s compliance operations with respect to the Fund, including the measures recently taken by the Advisor to assist the Fund in complying with Rule 38a-1 under the Investment Company Act of 1940. The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided to the Fund by the Advisor under the Advisory Agreement. The Board also considered the services provided by the Advisor as a “manager of managers.” In this connection, the Board noted that the Advisor has been active in monitoring the performance of the sub-advisor to the Fund and, where it deems appropriate, recommending that sub-advisors be replaced and further recommending replacement candidates for the Board’s approval.

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Reasonableness of Investment Advisory Compensation

The Board considered information regarding the investment management fees to be charged to the Fund by the Advisor under the Amendment, and operating expense comparisons for the Fund compared with other comparable registered investment companies. Based on their evaluation of this information, and in particular noting that the investment management fees to be paid to the Advisor were within the range and below the average of the gross investment management fees charged to the group of similar investment companies presented to the Board, the Board concluded that the fee schedule as set forth in the Amendment was reasonable. The Board further noted that the Advisor’s business consists primarily of managing the Funds, and that the Advisor does not manage any other mutual funds or investment accounts other than the Funds, and so it is not possible to compare the fee charged to the Fund with fees charged to other non-investment company clients of the Advisor.

Profitability

The Board considered the cost of services to be provided and profits realized by the Advisor from its relationship with the Fund, including the overall financial soundness of the Advisor. The Board considered financial information previously provided by the Advisor with respect to the operating profit or loss to the Advisor, which indicated an operating loss to the Advisor for recent periods. The Board also considered that the Advisor has historically waived fees or reimbursed the Fund and other series of the Trust for certain operating expenses that exceed stated expense limits, and that amounts waived by or reimbursed by the Advisor have been substantial. The Board concluded that in light of the operating results realized by the Advisor from its relationship with the Fund at the current time, the increase to the compensation payable at higher asset levels under the Amendment to the Advisory Agreement is fair and reasonable in relationship to the services rendered, noting that the Advisor is responsible for compensation of the Fund’s sub-advisor.

Economies of Scale

The Board considered the potential of the Advisor and the Fund to experience economies of scale as the Fund grows in size, but recognized

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that the Fund currently has relatively small asset levels. The Board determined that the Fund has yet to achieve meaningful economies of scale, but that, at higher asset levels, the fee schedule as set forth in the Amendment reflects the sharing of economies of scale with the Fund through the use of fee brakpoints. The Board also noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, and the appropriateness of management fees payable to the Advisor, in the future.

Any Additional Benefits and Other Considerations

The Board considered ancillary benefits to be received by the Advisor as a result of the Advisor’s relationship with the Fund. The Board concluded that any potential benefits to be derived by the Advisor from its relationship with the Fund include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds. The Board also determined that the Advisor has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Fund. The Board also favorably considered the Advisor’s entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment.

After consideration of these factors, the Board found that: (i) the proposed compensation payable under the Amendment to the Advisory Agreement in relationship to the services to be rendered is fair and reasonable; and (ii) the Amendment to the Advisory Agreement is in the best interests of the Fund and its shareholders.

174	December 31, 2005

ADDITIONAL COMPANY INFORMATION

The business and affairs of the Trust and each Fund are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800) 999-6809.

NON-INTERESTED TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 58	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present). Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to present); Director of the Market Street Association (1982 to present); Trustee of Trinity College (1998 to present); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to present).	12	None

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
+	Each Trustee, other than DeWitt Bowman, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

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ADDITIONAL COMPANY INFORMATION (continued)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Kenneth V. Domingues Age: 73	Trustee, Audit Committee Chairman	Since 2003+	Financial Consultant, Securities Arbitrator, Expert Witness, Estate and Trust Administrator (1999 to present); Technical Consultant to the California State Board of Accountancy (2002 to present); Chief Accountant, Division of Investment Management, U.S. Securities and Exchange Commission (1998 to 1999); Senior Vice President and Chief Financial Officer, Franklin Templeton Group, an investment management company (1987 to 1997).	12	None

Leo T. McCarthy Age: 75	Trustee	Since 1998+	President, The Daniel Group, an investment partnership (1995 to present); and Director, Accela, Inc., a software company (1998 to present).	12	Director, Linear Technology Corporation, a manufacturing company (July 1994 to present)

Donald O’Connor Age: 69	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	12	Trustee of the Advisors Series Trust (15) (1997 to present)

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
+	Each Trustee, other than DeWitt Bowman, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

176	December 31, 2005

ADDITIONAL COMPANY INFORMATION (continued)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
DeWitt F. Bowman Age: 75	Trustee	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, Regents of the University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to present); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to present); Director, RREEF America III, a real estate investment trust (2002 to present); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Trustee, PCG Private Equity Fund, a private equity fund of funds (1998 to present).	12

Trustee, Brandes

Institutional International Fund (May 1995 to present); Director, RREEF America REIT (May 1994 to present); Trustee, Sycuan Funds (September 2003 to present); Trustee, Wilshire Mutual Funds (March 1996 to present); Trustee, Wilshire VIT Funds (September 2005 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
+	Each Trustee, other than DeWitt Bowman, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

December 31, 2005	177

ADDITIONAL COMPANY INFORMATION (continued)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 43	President, Trustee	Since 2001+	President of Forward Management, LLC, an investment advisor (2001 to present); President and Director, ReFlow Management LLC, an investment advisor (2001 to present); President and Director, ReFlow Fund, an investment service company (2002 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).	12	Director of FOLIOfn (2002 to present)

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
****	Mr. Reid is considered an interested Trustee because he acts as President of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.
+	Each Trustee, other than DeWitt Bowman, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

178	December 31, 2005

ADDITIONAL COMPANY INFORMATION (continued)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Jeremy Deems 433 California Street Suite 1100 San Francisco, CA 94104 Age: 29	Treasurer	Since 2004**	Chief Financial Officer at Forward Management since 2004; Controller at Forward Management (2000-2004).	N/A	N/A

Mary Curran 433 California Street Suite 1100 San Francisco, CA 94104 Age: 58	Secretary and Chief Compliance Officer	Since 2004**	General Counsel at Forward Management since 2002; General Counsel at Morgan Stanley Online (1997-2002)	N/A	N/A

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.
**	Each officer has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

December 31, 2005	179

INVESTMENT ADVISOR
Forward Management, LLC
San Francisco, CA

DISTRIBUTOR
ALPS Distributors Inc.
Denver, CO

COUNSEL
Dechert LLP
Washington, DC

INDEPENDENT AUDITORS
PricewaterhouseCoopers, LLP
San Francisco, CA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston MA

Table of Contents

Shareholder Letter	1

Portfolios of Investments	23

Statement of Assets and Liabilities	35

Statement of Operations	36

Statements of Changes in Net Assets	37

Financial Highlights	39

Notes to Financial Statements	42

Sierra Club Mutual Funds are distributed by ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202.

The report has been prepared for the general information of Sierra Club Mutual Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Sierra Club Mutual Funds Prospectus, which contains more complete information about Sierra Club Mutual Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus before investing or sending money.

December 31, 2005

Letter From The President

Dear Shareholders:

In 2005, the Sierra Club Mutual Funds continued to demonstrate the validity of environmentally responsible investing, even in market conditions that were particularly challenging for a true environmental investment strategy.

One of the significant challenges to our performance in 2005 was due to the fact that the Sierra Club Mutual Funds have specific environmental criteria that require that we make no investments in the Extractive Energy sector (including oil and gas), Metals/Mining sector or Defense sector—each of which showed robust growth and impressive returns during the year. The Sierra Club Mutual Funds investment managers compensated for lack of exposure to these sectors by investing in other sectors that performed very well in 2005, and also by strong stock selection in specific sectors, like Financial Services.

For our investors, we are pleased that our continued asset growth, paired with changes to the portfolio management process, enabled us to lower the expense cap of the Sierra Club Stock Fund from 1.69% to 1.49% as of January 2, 2006.

Sierra Club Mutual Funds Investment Performance

Since their inception, and for the third consecutive year, we believe the Sierra Club Mutual Funds have delivered shareholders competitive investment returns.

The Sierra Club Stock Fund gained 1.95% in 2005, underperforming its benchmark, the S&P 500 Index, which gained 4.91% in 2005. This marks the first time in the Fund’s three-year history under its environmental mandate that it has underperformed its benchmark. We believe that despite this underperformance—during one of the best years for oil and gas in 25 years—the Fund’s history demonstrates that investing in companies with good environmental and social track records is beneficial for long-term performance.

December 31, 2005	1

The Sierra Club Equity Income Fund returned 0.49% for the year, while the Fund’s benchmark, a blended rate of 80% of the S&P 500 and 20% of the Lehman Brothers Aggregate Bond Index returned 4.42% for the year.

The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 60 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.sierraclubfunds.com.

2005 Market Overview

2005 continued to be a challenging time for the domestic markets, as investors contended with the aftermath of Katrina, the ongoing war in Iraq, an uncertain inflationary outlook, rising interest rates, rising oil prices and the end of Alan Greenspan’s term as Chairman of the Federal Reserve. Corporate earnings fell in the third quarter after posting increases in the previous two quarters.

The GDP accelerated to a growth rate of 4.15% in the third quarter of 2005, attributed largely to personal consumption, equipment and software, federal government spending and residential fixed investments. And the year ended strongly with an improvement in consumer expectations, rise in the money supply, increasing stock prices and falling jobless claims that were reported in December.

The S&P 500 returned 4.91% for the year, the Dow Jones Industrial Average returned 1.72% for the year and the NASDAQ Composite Index was up

2	December 31, 2005

1.37% through year end. The 10-Year Treasury note finished the year virtually unchanged at a yield of 4.29%.

2005 in Review

Sierra Club Mutual Funds remained committed to transparent, clear and ethical investment practices. Neither Forward Management nor the Sierra Club Mutual Funds has ever tolerated market timing, after-hours trading or any other unlawful or unethical behaviors—and we never will.

Additionally, we continue to enhance our fund information offerings at www.sierraclubfunds.com to ensure that our industry-leading transparency efforts are available for the benefit of our shareholders including:

•	A complete list of all proxy ballots voted by the Sierra Club Mutual Funds (see the Investment Advisor Commentary, for more information on proxies) is available, along with a comprehensive list of our voting guidelines
•	A summary of shareholder advocacy initiatives undertaken by the Sierra Club Mutual Funds
•	A weekly report of our daily fund flows so that you can review the investments and redemptions made each day in each of our Funds
•	Starting in May 2006, a complete list of the Funds’ portfolio holdings will be available on a monthly basis (with a month lag in reporting)

We are proud of our fund performance in 2005 and of our investments in companies that focus on the environment and on sustainability. We believe the use of environmental guidelines, including the exclusion of certain economic sectors altogether, does not mean our investors sacrifice financial performance. Rather, the Sierra Club Mutual Funds show that environmentally informed investing is a solid financial option, and the environmentally responsible companies in our portfolios have delivered our investors strong performance.

I invite you take a moment to review this document and our Funds’ performance in 2005. We truly appreciate the trust and confidence you place in the Sierra Club Mutual Funds, and we will continue to work diligently on your behalf in 2006. As always, should you have additional

December 31, 2005	3

questions about any of these matters, please do not hesitate to contact us at (866) 897-5982 or info@sierraclubfunds.com.

Best Regards,

J. Alan Reid, Jr.

President

Forward Management, LLC

The Funds’ Investment Advisor has contractually agreed to waive a portion of its fees until January 1, 2007 in amounts necessary to limit the Funds’ operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to the annual rate shown.

The Sierra Club Stock Fund’s benchmark is the S&P 500 Index which consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

The Sierra Club Equity Income Fund’s benchmark is a blended index combining an 80% weighting of the S&P 500 Index and a 20% weighting of the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an index that consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are investment-grade quality or higher, have at least one year to maturity, and have an

4	December 31, 2005

outstanding par value of at least $100 million. The Indices are adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes. Prior to July 1, 2005, the Fund’s benchmark was a blend of 60% S&P 500/40% Lehman Brothers Aggregate Bond Index.

The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Dow Jones Industrial Average is a price-weighted average of 30 actively traded Blue-Chip Stocks.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) is a nationwide computerized quotation system for over 5,000 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system.

December 31, 2005	5

Sierra Club Stock & Sierra Club Equity Income Funds

Fund Commentary

Each of the Sierra Club Mutual Funds is managed by two investment teams. New York Life Investment Management LLC (“NYLIM”) manages a portion of each of the Sierra Club Stock Fund and Sierra Club Equity Income Fund using a value style, selecting companies that appear to be trading at a price below their potential. For the Sierra Club Equity Income Fund, NYLIM also adds in some bonds to generate interest income. The portion of the Sierra Club Equity Income Fund that is managed by Forward Uniplan Advisors, Inc. (“Uniplan”) is managed to provide income, via income producing mid-and large cap equities, while also seeking capital appreciation. On January 1, 2006, MDTA LLC (formerly known as Harris Bretall Sullivan & Smith L.L.C.) (“MDTA”) was replaced as co-portfolio manager of the Sierra Club Stock Fund by the investment management team at Forward Management, LLC. For the Sierra Club Stock Fund, the MDTA team used a growth strategy, selecting from larger capitalization companies that may experience accelerating earnings growth. Forward Management will continue to manage its portion of the portfolio with a growth-like orientation, and NYLIM will continue as the value manager. We believe these multi-manager and multi-style approaches will make the investment performance of the Sierra Club Mutual Funds more consistent over time.

The Sierra Club Stock Fund invests approximately 50% of its assets in growth equities and approximately 50% in value equities. The Sierra Club Equity Income Fund invests at least 80% of its assets in growth and value equities, emphasizing those that provide dividend and/or interest income, and at most 20% of the portfolio is invested in fixed income securities. All securities are consistent with the qualitative environmental criteria as established by the Sierra Club.

2005 Review

All broadly watched equity indices ended the last twelve months with positive performances. Mid-capitalization stocks outperformed large- and small-capitalization stocks with the market favoring value over growth stocks in the large- mid- and small-capitalization sectors. Despite the traumatic events of Hurricanes Katrina and Rita, as well as the fluctuating price of crude oil and general instability in many regions of the world, the U.S. stock market posted gains in the twelve month period ending December 31, 2005.

6	December 31, 2005

Sierra Club Stock & Sierra Club Equity Income Funds

The bond market performed positively in 2005 and the Federal Reserve’s policymakers continued to boost their target for the Federal Funds rate. A relatively low core rate of inflation in recent months and the inflation risks associated with increased resource utilization and elevated energy prices aided the decision process to continue to increase interest rates.

Sierra Club Stock Fund

The Sierra Club Stock Fund ended the year with a gain of 1.95% as of December 31, 2005 underperforming the Fund’s benchmark, the S&P 500 Index which returned 4.91%. The effects of favorable stock selection were more than offset by the negative impact of asset allocation.

The Health Care and Industrials sectors provided the largest relative contributions to the performance of the portfolio. Health Care was overweight relative to the S&P 500 and Industrials was underweight relative to the S&P 500. The top contributing securities in the portfolio were Humana Inc., Franklin Resources Inc. and Pacific Health Care Systems.

Relative to their sectors, Energy and Financials detracted the most from performance, underperforming the same sectors within the index. Relative to the benchmark, Information Technology was overweight and Energy was not held in the portfolio. The stocks that detracted the most from performance last year were Doral Financial Corp, R&G Financial Corp. and InFocus Corp.

Although the Sierra Club Stock Fund underperformed the Index for the year, the fourth quarter proved beneficial with the portfolio outperforming the Index by 2.27%, largely due to performance of Health Care stocks held in the fund. The Fund’s stocks, as a group, outperformed the Health Care allocation in the S&P 500 by 75 bps. In addition, the Fund’s relative performance was boosted by lack of allocation to Energy and Utilities stocks, which as a group detracted 1.03% from the return of the index for the year. In all, allocation to Energy, Materials and Utilities detracted .71% from the S&P 500 during 2005.

December 31, 2005	7

Sierra Club Stock & Sierra Club Equity Income Funds

Sierra Club Equity Income Fund

The Sierra Club Equity Income Fund ended the year with a gain of 0.49%, while the Fund’s benchmark returned 4.42% as of December 31, 2005.

The Health Care and Industrials sectors contributed the most to the fund’s relative performance for the year. The Fund was overweight relative to the Index in the Health Care sector, while Industrials were underweighted. The top contributing stocks were Celgene, Humana Inc. and Whole Foods.

The Information Technology and Energy sectors detracted the most from performance, underperforming the same sectors within the index. The Fund was overweight in Information Technology relative to the benchmark, while Energy was not held in the portfolio. The stocks that detracted the most from overall performance were Doral Financial Corp., TIBCO Software and eBay.

With respect to the fixed income portion of the portfolio, corporate bonds outperformed government bonds in the Fund. The yield curve was near flat most of the year, and even slightly inverted at times, giving fixed-income managers little incentive to purchase longer maturities and shortening the average duration and maturity of the bonds in our portfolio. As stated in our last annual report, we feel that the bulk of Federal Reserve interest rate increases are behind us as 2005 comes to a close; a sentiment that seems to have been echoed by the Federal Reserve in the minutes of its December 13, 2005 meeting in which the language around continuing tightening was substantially softened. This leads us to believe that in 2006, normalization of the yield curve will indicate stability and low to moderate inflationary pressure in the U.S. economy. In this environment, we do not expect significant appreciation from quality fixed income investments but rather expect to benefit from lower price volatility with improving coupon returns.

The Sierra Club Stock Fund owned the following securities mentioned in the previous report as of December 31, 2005: Humana Inc. – 2.33%; Franklin Resources Inc. – 1.94%; Pacific Health Care Systems – 0.00%; Doral Financial Corp. – 0.00%; R&G Financial Corp. – 0.00%; and InFocus Corp. – 0.00%.

The Sierra Club Equity Income Fund owned the following securities mentioned in the previous report as of December 31, 2005: Celgene – 1.09%;

8	December 31, 2005

Sierra Club Stock & Sierra Club Equity Income Funds

Humana Inc. – 1.76%; Whole Foods – 1.57%; Doral Financial Corp. – 0.00%; TIBCO Software – 0.00%; and eBay – 0.00%

The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 60 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.sierraclubfunds.com.

The Sierra Club Stock Fund’s benchmark is the S&P 500 Index which consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

The Sierra Club Equity Income Fund’s benchmark is a blended index combining an 80% weighting of the S&P 500 Index and a 20% weighting of the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an index that consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are investment-grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million. The Indices are adjusted to

December 31, 2005	9

Sierra Club Stock & Sierra Club Equity Income Funds

reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes. Prior to July 1, 2005, the Fund’s benchmark was a blend of 60% S&P 500/40% Lehman Brothers Aggregate Bond Index.

The Sierra Club Mutual Funds are professionally managed under the supervision of Forward Management LLC, their independent Investment Advisor. The Funds may choose not to purchase or retain investments that may be profitable if the companies being considered are in conflict with the established environmental and social guidelines of the Sierra Club.

10	December 31, 2005

Sierra Club Stock Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2005

These allocations may not reflect the current or future position of the portfolio.

December 31, 2005	11

Sierra Club Stock Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Investor Class shares of the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Average Annual Total Return Investor Class at December 31, 2005***:
1 Year	1.95%
5 Year	0.58%
Since Inception*	5.07%

Aggregate Total Return Class A at December 31, 2005***:
1 Year	N/A
5 Year	N/A
Since Inception**	7.98	%(3)
	13.39	%(2)

*	The Fund began offering Investor Class shares on October 1, 1998.

12	December 31, 2005

Sierra Club Stock Fund

**	The Fund began offering Class A shares on May 2, 2005.
***	Forward Management and NYLIM have been managing the Fund’s portfolio since January 1, 2006. Between January 1, 2003 and December 31, 2005, NYLIM and MDTA LLC (formerly known as Harris Bretall Sullivan & Smith L.L.C.) were the Fund’s sub-advisors and the strategy for the portion of the Fund that Forward Management manages was different. Prior to January 1, 2003, the Fund was managed by a different sub-advisor and was not subject to the Sierra Club’s environmental and social evaluation process. Accordingly, performance figures for periods prior to January 1, 2006 do not reflect current management or strategy.
[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value- weighted index and one of the most widely used benchmarks of U.S. stock performance. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.
[2]	Excludes sales charge.
[3]	Includes the effect of the maximum 4.75% sales charge.

The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 60 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.sierraclubfunds.com.

December 31, 2005	13

Sierra Club Equity Income Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2005

These allocations may not reflect the current or future position of the portfolio.

14	December 31, 2005

Sierra Club Equity Income Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Investor Class shares of the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Average Annual Total Return at December 31, 2005*:
1 Year	0.49%
Since Inception**	9.19%

*	On April 1, 2005, the Fund changed its name, certain investment policies and restrictions, and one of its sub-advisors. Prior to that time, the Fund operated as the Sierra Club Balanced Fund and the portion of the Fund that is currently managed by Uniplan was managed by a different sub-advisor. Performance figures for periods prior to that date do not reflect the current strategy or allocation of the Fund’s assets among different investment advisors.

**	The Fund began offering Investor Class shares on January 1, 2003.

December 31, 2005	15

Sierra Club Equity Income Fund

[1]	The Fund’s benchmark is a blended index combining an 80% weighting of the S&P 500 Index and a 20% weighting of the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an index that consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are investment-grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million. The Indices are adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes. Prior to July 1, 2005, the Fund’s benchmark was a blend of 60% S&P 500/40% Lehman Brothers Aggregate Bond Index.

The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 60 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.sierraclubfunds.com.

16	December 31, 2005

*    *    *    *    *

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. For the Sierra Club Mutual Funds, this would be for the fiscal quarters ending September 30 and March 31. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2005 are available without charge upon request by calling (866) 897-5982 or on the Securities and Exchange Commission website at www.sec.gov.

December 31, 2005	17

Investment Advisor Commentary

A primary way we advance the environmentally responsible principles of the Sierra Club Mutual Funds is to leverage our ownership of publicly traded companies to promote environmentally informed corporate practices and policies. We exercise this “power of the share” through our proxy voting practices, our shareholder advocacy interactions with company management and, on occasion, through our communication with elected officials regarding specific legislation. 2005 proved to be a very productive year for the Sierra Club Mutual Funds on each of these fronts.

In 2005, the Sierra Club Mutual Funds submitted 85 proxy ballots at 83 separate companies in accordance with the voting guidelines established for the Funds (a complete list of the proxy voting guidelines is available on our website, www.sierraclubfunds.com). We take our role as shareholders of companies very seriously, methodically analyzing both management and shareholder proposals. We generally voted against management proposals (76% of the time) and overwhelmingly voted in support of shareholder proposals (93% of the time). Of special note is our voting record for candidates to the Board of Directors, where the Sierra Club Mutual Funds maintain some of the industry’s most demanding standards for director independence: of the 83 proposed Board slates we considered in 2005, we withheld our vote from the entire slate of nominees in 77 cases (93% of the time).

In addition, we have an obligation to raise pertinent environmental issues with the management of companies in which we hold stock. For example, we worked with a group of shareholders focusing on Costco Wholesale Corp.’s land procurement and store siting policies and we presented a shareholder resolution at the company’s annual general meeting in January 2005. This corporate engagement led to the development of policies for the siting of retail establishments, published in the July 2005 study Outside the Box: Guidelines for Retail Store Siting. The study encourages responsible land use and provides guidelines for minimization of sprawl, among other things. Sierra Club Mutual Funds will continue to monitor our investment portfolios for opportunities to promote corporate real estate practices that are sensitive to the local environment and affected communities.

18	December 31, 2005

As a member of the global warming shareholder campaign, we expanded our efforts to promote increased energy efficiency at home building companies, hotels, retail enterprises and real estate investment trusts (REITs). We filed a shareholder resolution at Whole Foods Market in December 2005, asking management to report on how the company is responding to rising regulatory, competitive and public pressure to increase its overall energy efficiency profile. We also plan to seek the vote of other shareholders and proxy voting analysts in support of our call for better corporate energy management at Whole Foods. Working with energy efficiency experts nationwide, Sierra Club Mutual Funds will continue to explore similar avenues of engagement with companies held in our portfolios.

Another key priority in 2005 has been to address the effort to remove toxic chemicals from everyday consumer products, where we see potential liabilities for companies that have not adequately developed a corporate toxics management framework. Sierra Club Mutual Funds is collaborating with other investment organizations and expert advisors to address portfolio companies’ consideration of safer alternatives to toxic chemicals in the products they sell. This network of concerned investors, non-governmental organizations (NGOs) and toxics specialists has focused on the health implications of toxics in cosmetics, the environmental health issues surrounding brominated flame retardants or BFRs, the impact of low-dose exposure to an estrogen-mimicking polymer (Bisphenol A) used in food packaging and polycarbonate water bottles, and the impacts of human exposure to chemicals/pesticides in commercial lawn applications, among others.

Our shareholder activities in this realm have been focused primarily on the retail industry, due to the holdings in our Funds. For example, Sierra Club Mutual Funds have asked Walgreen Co. to take inventory of both its private- labeled products and its supply chain for the presence of suspected carcinogens, mutagens, and reproductive toxins, with the goal of substituting safer alternatives. A significant legislative victory in this arena came in October 2005, when SB 484 (the California Safe Cosmetics Act of 2005) was signed into law, following the Sierra Club Mutual Funds’ solicitation of support from key California State Senators. Among other

December 31, 2005	19

mandates, this new law requires cosmetics manufacturers to disclose to the state any product ingredient that is on state or federal lists of chemicals that cause cancer or birth defects.

Beyond our screening protocols, proxy voting practices and advocacy efforts, the Sierra Club Mutual Funds have committed to providing needed financial capital in local communities. Such community investments over the past year have included purchasing “development deposits” from ShoreBank Chicago, a leading community development bank. Investments in these financial vehicles help to provide loans for urban development, small businesses and home ownership for low-income working people. We encourage our investors to consider establishing a personal or business account with a community development bank in their local area, in the effort to create a critical mass of capital devoted to financial growth, community empowerment and sustainable business ventures.

While our primary obligation to our shareholders is the financial return on investment, we realize shareholders demand much more from an investment in the Sierra Club Mutual Funds. Our commitment to directed proxy voting practices, to substantive corporate dialogues and to placing a portion of the Funds’ assets in community investment vehicles on your behalf is a responsibility we are proud to have, and which we pursue with both your financial and environmental interests in mind.

Sincerely,

Garvin Jabusch

Director of Sustainable Investing

Forward Management, LLC

20	December 31, 2005

Sierra Club Mutual Funds

Disclosure of Fund Expenses

For the Six Months Ended December 31, 2005 (Unaudited)

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2005 through December 31, 2005.

Actual Expenses

The table provides information about actual account values and actual expenses for each share class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you

December 31, 2005	21

determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/05	Ending Account Value 12/31/05	Expense Ratio(1)	Expenses Paid During Period 07/01/05- 12/31/05(2)
Sierra Club Stock Fund
Actual
Investor Class	$1,000.00	$1,076.00	1.69%	$8.84
Class A*	$1,000.00	$1,076.00	1.69%	$8.84
Hypothetical
Investor Class	$1,000.00	$1,016.69	1.69%	$8.59
Class A*	$1,000.00	$1,016.69	1.69%	$8.59
Sierra Club Equity Income Fund
Actual	$1,000.00	$1,054.40	1.69%	$8.75
Hypothetical	$1,000.00	$1,016.69	1.69%	$8.59

(1)	Annualized, based on the Portfolio’s most recent fiscal half-year expenses.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
*	The Fund began offering Class A shares on May 2, 2005.

22	December 31, 2005

Sierra Club Stock Fund

Portfolio of Investments

(Note 11)

Shares		Value (Note 2)
COMMON STOCKS – 97.55%
	Biotechnology – 6.31%
7,562	Amgen, Inc.*	$596,339
5,000	Celgene Corp.*	324,000
18,183	Gilead Sciences, Inc.*	956,971

		1,877,310

	Capital Markets – 5.45%
2,425	A.G. Edwards, Inc.	113,635
3,711	Bear Stearns Cos., Inc.	428,732
6,071	Franklin Resources, Inc.	570,735
3,116	Mellon Financial Corp.	106,723
7,783	Northern Trust Corp.	403,315

		1,623,140

	Commercial Banks – 3.74%
5,079	Comerica, Inc.	288,284
7,500	KeyCorp.	246,975
19,283	U.S. Bancorp	576,369

		1,111,628

	Commercial Services & Supplies – 6.04%
2,700	Apollo Group, Inc., Class A*	163,242
5,913	Dun & Bradstreet Corp.*	395,934
23,039	Equifax, Inc.	875,943
9,600	Robert Half International, Inc.	363,744

		1,798,863

	Communications Equipment – 0.65%
5,500	Juniper Networks, Inc.*	122,650
2,160	QLogic Corp.*	70,222

		192,872

December 31, 2005	23	See Notes to Financial Statements

Sierra Club Stock Fund

Portfolio of Investments

(Note 11)

Shares		Value (Note 2)
	Computers & Peripherals – 5.02%
8,678	Dell, Inc.*	$260,253
30,153	Hewlett-Packard Co.	863,280
13,700	Network Appliance, Inc.*	369,900

		1,493,433

	Consumer Finance – 3.21%
15,575	AmeriCredit Corp.*	399,187
2,900	Capital One Financial Corp.	250,560
4,000	WFS Financial, Inc.*	304,600

		954,347

	Diversified Financial Services – 2.02%
9,806	Moody’s Corp.	602,285

	Diversified Telecommunications – 3.82%
9,338	Alltel Corp.	589,228
16,551	CenturyTel, Inc.	548,831

		1,138,059

	Electrical Equipment – 0.51%
6,834	American Power Conversion Corp.	150,348

	Food & Staples Retailing – 4.05%
2,500	Costco Wholesale Corp.	123,675
22,320	Kroger Co.*	421,402
6,175	Walgreen Co.	273,305
5,000	Whole Foods Market, Inc.	386,950

		1,205,332

	Food Products – 4.55%
12,700	McCormick & Co., Inc.	392,684
17,374	The Hershey Co.	959,914

		1,352,598

	Health Care Equipment & Supplies – 3.48%
11,000	Applera Corp. - Applied Biosystems Group	292,160
3,600	Biomet, Inc.	131,652

See Notes to Financial Statements	24	December 31, 2005

Sierra Club Stock Fund

Portfolio of Investments

(Note 11)

Shares		Value (Note 2)
	Health Care Equipment & Supplies (continued)
3,550	Stryker Corp.	$157,726
9,000	Varian Medical Systems, Inc.*	453,060

		1,034,598

	Health Care Providers & Services – 6.54%
2,487	Cardinal Health, Inc.	170,981
5,400	Caremark Rx, Inc.*	279,666
12,000	Emdeon Corp.*	101,520
3,744	Health Net, Inc.*	193,003
12,582	Humana, Inc.*	683,580
4,800	IMS Health, Inc.	119,616
1,954	Quest Diagnostics, Inc.	100,592
4,800	UnitedHealth Group, Inc.	298,272

		1,947,230

	Hotels Restaurants & Leisure – 6.15%
11,396	Choice Hotels International, Inc.	475,897
13,650	MGM Mirage*	500,546
18,000	Starbucks Corp.*	540,180
4,900	Starwood Hotels & Resorts Worldwide, Inc.	312,914

		1,829,537

	Household Durables – 1.60%
680	NVR, Inc.*	477,360

	Information Technology Services – 1.46%
2,700	Affiliated Computer Services, Inc., Class A*	159,786
6,000	CheckFree Corp.*	275,400

		435,186

	Insurance – 8.11%
3,742	Aflac, Inc.	173,704
2,660	Chubb Corp.	259,749
5,364	Cigna Corp.	599,159
1,286	Hanover Insurance Group, Inc.	53,716
4,988	Progressive Corp.	582,499

December 31, 2005	25	See Notes to Financial Statements

Sierra Club Stock Fund

Portfolio of Investments

(Note 11)

Shares		Value (Note 2)
	Insurance (continued)
8,900	Safeco Corp.	$502,850
5,100	W.R. Berkley Corp.	242,862

		2,414,539

	Internet & Catalog Retail – 0.93%
6,400	eBay, Inc.*	276,800

	Internet Software & Services – 1.22%
562	Google, Inc., Class A*	233,151
3,300	Yahoo!, Inc.*	129,294

		362,445

	Media – 4.60%
16,314	Comcast Corp., Class A*	423,511
8,699	McGraw-Hill Cos., Inc.	449,129
2,600	Omnicom Group, Inc.	221,338
5,200	Pixar*	274,144

		1,368,122

	Multiline Retail – 1.85%
7,700	Dollar General Corp.	146,839
16,300	Family Dollar Stores, Inc.	404,077

		550,916

	Pharmaceuticals – 0.96%
8,800	Watson Pharmaceuticals, Inc.*	286,088

	Semiconductors & Semiconductor Equipment – 4.16%
5,500	Altera Corp.*	101,915
4,000	Microchip Technology, Inc.	128,600
6,850	Novellus Systems, Inc.*	165,222
26,262	Texas Instruments, Inc.	842,222

		1,237,959

	Software – 3.95%
5,009	Autodesk, Inc.*	215,137
27,500	Compuware Corp.*	246,675

See Notes to Financial Statements	26	December 31, 2005

Sierra Club Stock Fund

Portfolio of Investments

(Note 11)

Shares		Value (Note 2)
	Software (continued)
6,600	Fair Isaac Corp.	$291,522
2,600	Intuit, Inc.*	138,580
10,809	Microsoft Corp.	282,655

		1,174,569

	Specialty Retail – 0.66%
5,400	Bed Bath & Beyond, Inc.*	195,210

	Thrifts & Mortgage Finance – 4.82%
19,989	Astoria Financial Corp.	587,677
2,400	Downey Financial Corp.	164,136
5,177	Freddie Mac	338,317
4,312	MGIC Investment Corp.	283,816
1,694	New Century Financial Corp.	61,103

		1,435,049

	Trading Companies & Distributors – 1.69%
12,800	Fastenal Co.	501,632

	Total Common Stocks	29,027,455

	(Cost $25,274,030)
Par Value
SHORT-TERM DEBT INSTRUMENTS – 3.81%
$934,485	Brown Brothers Harriman & Co. - Grand Cayman 3.150%, due 01/03/06	934,485
197,830	Citibank - Nassau 3.150%, due 01/03/06	197,830

	Total Short-Term Debt Instruments	1,132,315

	(Cost $1,132,315)
Total Investments – 101.36%		30,159,770

(Cost $26,406,345)
NET OTHER ASSETS AND LIABILITIES – (1.36)%		(403,479)

NET ASSETS – 100.00%		$29,756,291

*	Non-income producing security.

December 31, 2005	27	See Notes to Financial Statements

Sierra Club Equity Income Fund*

Portfolio of Investments

(Note 11)

Shares		Value (Note 2)
COMMON STOCKS – 76.97%
	Air Freight & Logistics – 0.43%
5,000	Pacer International, Inc.	$130,300

	Biotechnology – 5.60%
5,961	Amgen, Inc.*	470,084
5,000	Celgene Corp.*	324,000
2,450	Genzyme Corp.*	173,411
13,713	Gilead Sciences, Inc.*	721,715

		1,689,210

	Capital Markets – 5.04%
1,946	A.G. Edwards, Inc.	91,190
3,374	Bear Stearns Cos., Inc.	389,798
4,903	Franklin Resources, Inc.	460,931
2,508	Mellon Financial Corp.	85,899
6,271	Northern Trust Corp.	324,963
3,000	State Street Corp.	166,320

		1,519,101

	Commercial Banks – 4.52%
7,000	Bank of America Corp.	323,050
728	Comerica, Inc.	41,321
5,000	KeyCorp.	164,650
2,100	SunTrust Banks, Inc.	152,796
12,235	U.S. Bancorp	365,704
5,000	Wells Fargo & Co.	314,150

		1,361,671

	Commercial Services & Supplies – 5.33%
4,000	Corporate Executive Board Co.	358,800
3,147	Dun & Bradstreet Corp.*	210,723
20,334	Equifax, Inc.	773,099
7,000	Robert Half International, Inc.	265,230

		1,607,852

*	Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund.

See Notes to Financial Statements	28	December 31, 2005

Sierra Club Equity Income Fund

Portfolio of Investments

(Note 11)

Shares		Value (Note 2)
	Communications Equipment – 0.18%
1,686	QLogic Corp.*	$54,812

	Computers & Peripherals – 2.59%
2,567	Dell, Inc.*	76,984
24,557	Hewlett–Packard Co.	703,067

		780,051

	Consumer Finance – 1.07%
12,579	AmeriCredit Corp.*	322,400

	Diversified Financial Services – 1.61%
7,920	Moody’s Corp.	486,446

	Diversified Telecommunications – 2.96%
7,111	Alltel Corp.	448,704
13,368	CenturyTel, Inc.	443,283

		891,987

	Electrical Equipment – 0.40%
5,439	American Power Conversion Corp.	119,658

	Food & Staples Retailing – 3.36%
17,550	Kroger Co.*	331,344
4,918	Walgreen Co.	217,671
6,000	Whole Foods Market, Inc.	464,340

		1,013,355

	Food Products – 4.36%
14,175	The Hershey Co.	783,169
8,000	Wm. Wrigley Jr. Co.	531,920

		1,315,089

	Health Care Equipment & Supplies – 0.46%
3,350	Edwards Lifesciences Corp.*	139,394

	Health Care Providers & Services – 7.14%
2,009	Cardinal Health, Inc.	138,119
5,000	Caremark Rx, Inc.*	258,950

December 31, 2005	29	See Notes to Financial Statements

Sierra Club Equity Income Fund

Portfolio of Investments

(Note 11)

Shares		Value (Note 2)
	Health Care Providers & Services (continued)
2,350	Cerner Corp.*	$213,638
4,500	Coventry Health Care, Inc.*	256,320
2,965	Health Net, Inc.*	152,846
9,601	Humana, Inc.*	521,622
5,000	Lincare Holdings, Inc.*	209,550
1,572	Quest Diagnostics, Inc.	80,927
9,500	Sunrise Senior Living, Inc.*	320,245

		2,152,217

	Hotels Restaurants & Leisure – 3.33%
5,181	Choice Hotels International, Inc.	216,359
11,024	MGM Mirage*	404,250
6,000	Starwood Hotels & Resorts Worldwide, Inc.	383,160

		1,003,769

	Household Durables – 1.30%
559	NVR, Inc.*	392,418

	Information Technology Services – 1.07%
7,000	CheckFree Corp.*	321,300

	Insurance – 4.52%
3,012	Aflac, Inc.	139,817
4,206	Cigna Corp.	469,810
1,042	Hanover Insurance Group, Inc.	43,524
3,892	Progressive Corp.	454,508
4,500	Safeco Corp.	254,250

		1,361,909

	Internet Software & Services – 0.62%
454	Google, Inc., Class A*	188,346

	Media – 3.38%
12,842	Comcast Corp., Class A*	333,378
13,266	McGraw-Hill Cos., Inc.	684,924

		1,018,302

See Notes to Financial Statements	30	December 31, 2005

Sierra Club Equity Income Fund

Portfolio of Investments

(Note 11)

Shares		Value (Note 2)
	Mutual Funds – 0.54%
10,000	Powershares Wilderhill Clean Energy Portfolio	$162,400

	Pharmaceuticals – 2.07%
12,000	Endo Pharmaceuticals Holdings, Inc.*	363,120
8,000	Watson Pharmaceuticals, Inc.*	260,080

		623,200

	Real Estate – 6.29%
10,000	AMB Property Corp.	491,700
20,000	Kimco Realty Corp.	641,600
10,000	SL Green Realty Corp.	763,900

		1,897,200

	Semiconductors & Semiconductor Equipment – 2.06%
5,100	Microchip Technology, Inc.	163,965
14,287	Texas Instruments, Inc.	458,184

		622,149

	Software – 3.08%
6,720	Activision, Inc.*	92,333
8,146	Autodesk, Inc.*	349,871
5,000	Intuit, Inc.*	266,500
8,361	Microsoft Corp.	218,640

		927,344

	Thrifts & Mortgage Finance – 2.11%
16,144	Astoria Financial Corp.	474,634
1,112	Freddie Mac	72,669
575	MGIC Investment Corp.	37,846
1,372	New Century Financial Corp.	49,488

		634,637

	Trading Companies & Distributors – 1.55%
11,900	Fastenal Co.	466,361

	Total Common Stocks	23,202,878

	(Cost $19,978,664)

December 31, 2005	31	See Notes to Financial Statements

Sierra Club Equity Income Fund

Portfolio of Investments

(Note 11)

Par Value		Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 5.61%
	Federal Farm Credit Bank – 1.04%
$ 75,000	3.680%, due 03/24/10	$72,049
250,000	3.875%, due 05/07/10	241,753

		313,802

	Federal Home Loan Bank – 0.73%
225,000	4.320%, due 08/19/10	219,594

	Federal Home Loan Mortgage Corp. – 3.20%
960,000	5.500%, due 07/15/06	964,712

	Federal National Mortgage Corp. – 0.64%
200,000	4.781%, due 02/17/09	194,960

	Total U.S. Government and Agency Obligations	1,693,068

	(Cost $1,729,722)
CORPORATE NOTES AND BONDS – 10.79%
	Finance – 7.71%
	Bank of America Corp.
100,000	7.125%, due 03/01/09	106,368
75,000	7.400%, due 01/15/11	82,702
	Bear Stearns Cos., Inc.
200,000	3.000%, due 03/30/06	199,234
	Countrywide Home Loan
200,000	4.000%, due 03/22/11	188,405
	Key Bank NA
150,000	7.000%, due 02/01/11	163,174
	Mellon Funding Corp.
150,000	6.375%, due 02/15/10	158,138
	National City Bank
50,000	6.250%, due 03/15/11	52,900
	National City Corp.
150,000	5.750%, due 02/01/09	153,685
	Suntrust Bank
150,000	6.375%, due 04/01/11	159,192

See Notes to Financial Statements	32	December 31, 2005

Sierra Club Equity Income Fund

Portfolio of Investments

(Note 11)

Par Value		Value (Note 2)
	Finance (continued)
	U.S. Bancorp
$ 200,000	3.125%, due 03/15/08	$193,239
	U.S. Bank NA Minnesota
150,000	6.375%, due 08/01/11	160,363
	Wachovia Bank NA
200,000	4.850%, due 07/30/07	200,022
150,000	7.800%, due 08/18/10	168,530
	Wells Fargo & Co.
150,000	3.500%, due 04/04/08	145,830
125,000	7.550%, due 06/21/10	138,191
50,000	6.125%, due 04/18/12	52,755

		2,322,728

	Health Care – 0.52%
	Becton Dickinson & Co.
145,000	7.150%, due 10/01/09	156,522

	Retail – 0.33%
	Costco Wholesale Corp.
100,000	5.500%, due 03/15/07	100,616

	Technology – 1.59%
	Dell, Inc.
125,000	6.550%, due 04/15/08	129,330
	First Data Corp.
150,000	5.625%, due 11/01/11	151,203
	Texas Instruments, Inc.
200,000	6.125%, due 02/01/06	200,174

		480,707

	Telecommunications – 0.64%
	Alltel Corp.
175,000	7.000%, due 07/01/12	192,655

	Total Corporate Notes and Bonds	3,253,228

	(Cost $3,323,350)

December 31, 2005	33	See Notes to Financial Statements

Sierra Club Equity Income Fund

Portfolio of Investments

(Note 11)

Par Value		Value (Note 2)
SHORT-TERM DEBT INSTRUMENTS – 9.93%
$ 192,282	Brown Brothers Harriman & Co. – Grand Cayman 3.150%, due 01/03/06	$192,282

2,800,357	HSBC Bank – Grand Cayman 3.400%, due 01/03/06	2,800,357

	Total Short-Term Debt Instruments	2,992,639

	(Cost $2,992,639)
Total Investments – 103.30%		31,141,813

(Cost $28,024,375)
NET OTHER ASSETS AND LIABILITIES – (3.30)%		(995,512)

NET ASSETS – 100.00%		$30,146,301

*	Non–income producing security.

See Notes to Financial Statements	34	December 31, 2005

Statement of Assets and Liabilities

	Sierra Club Stock Fund	Sierra Club Equity Income Fund*
ASSETS:
Investments, at value	$30,159,770	$31,141,813
Receivable for shares sold	19,179	—
Receivable from advisor	1,233	—
Interest and dividends receivable	32,478	127,005
Miscellaneous receivable	—	320
Other assets	2,290	2,394

Total Assets	30,214,950	31,271,532

LIABILITIES:
Distributions payable	333,323	1,063,779
Payable to custodian	—	2
Payable for shares redeemed	69,739	3,481
Payable to advisor	—	760
Payable for distribution fees	7,470	3,199
Payable to Trustees	1,213	1,283
Accrued expenses and other liabilities	46,914	52,727

Total Liabilities	458,659	1,125,231

NET ASSETS	$29,756,291	$30,146,301

NET ASSETS consist of:
Paid-in capital (Note 7)	$25,759,236	$26,798,786
Accumulated net realized gain on investments	243,630	230,077
Net unrealized appreciation on investments	3,753,425	3,117,438

Total Net Assets	$29,756,291	$30,146,301

Investments, at Cost	$26,406,345	$28,024,375
Pricing of Shares
Investor Class:
Net Asset Value, offering, and redemption price per share	$11.92	$11.48
Net Assets	$24,272,370	$30,146,301
Shares of beneficial interest outstanding	2,036,702	2,626,829
Class A:
Net Asset Value, offering, and redemption price per share	$11.92
Net Assets	$5,483,921
Shares of beneficial interest outstanding	460,150
Maximum offering price per share (NAV / 0.9525, based on maximum sales charge of 4.75% of the offering price)	$12.51

*	Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund.

December 31, 2005	35	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2005

	Sierra Club Stock Fund	Sierra Club Equity Income Fund*
INVESTMENT INCOME:
Interest, net of premium amortization and discount accretion	$28,243	$328,244
Dividends	221,255	213,866
Foreign taxes withheld	(398)	(330)

Total investment income	249,100	541,780

EXPENSES:
Investment advisory fee	254,327	281,818
Administration fee	40,721	52,131
Custodian fee	15,532	9,927
Trustees’ fees and expenses	5,453	6,635
Distribution and service fees—Investor	65,733	35,977
Distribution and service fees—Class A	8,869	—
Fund accounting fee	64,158	60,740
Legal and audit fee	31,222	31,957
Printing fees	10,069	5,915
Registration/filing fees	23,487	14,032
Report to shareholder fees	28,686	23,671
Transfer agent fee	23,946	21,228
ReFlow fees (Note 2)	787	2,855
Other	8,316	12,429

Total expenses before waiver	581,306	559,315
Less fees waived/reimbursed by investment advisor	(151,523)	(52,666)

Total net expenses	429,783	506,649

NET INVESTMENT INCOME/(LOSS)	(180,683)	35,131

Net realized gain on investments	906,248	1,010,658
Net change in unrealized appreciation/(depreciation) on investments	296,307	(862,223)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,202,555	148,435

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,021,872	$183,566

*	Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund.

See Notes to Financial Statements	36	December 31, 2005

Statement of Changes in Net Assets

	Sierra Club Stock Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004
Operations:
Net investment loss	$(180,683)	$(91,899)
Net realized gain on investments	906,248	437,958
Net change in unrealized appreciation/(depreciation) on investments	296,307	2,251,926

Net increase in net assets resulting from operations	1,021,872	2,597,985

Distributions to shareholders:
From net realized gains on investments
Investor Class	(610,736)	(145,023)
Class A	(138,034)	—

Total distributions	(748,770)	(145,023)

Share Transactions:
Investor Class
Proceeds from sale of shares	10,482,206	10,317,139
Issued to shareholders in reinvestment of distributions	349,977	74,474
Cost of shares redeemed, net of redemption fees (Note 7)	(6,482,743)	(799,300)

Net increase from share transactions	4,349,440	9,592,313

Class A
Proceeds from sale of shares	4,867,522	—
Issued to shareholders in reinvestment of distributions	65,470	—

Net increase from share transactions	4,932,992	—

Net increase in net assets	9,555,534	12,045,275

NET ASSETS:
Beginning of period	20,200,757	8,155,482

End of period	$29,756,291	$20,200,757

OTHER INFORMATION:
Share Transactions:
Investor Class
Sold	918,708	967,777
Issued to shareholders in reinvestment of distributions	29,360	6,217
Redeemed	(596,034)	(74,532)

Net increase in shares outstanding	352,034	899,462

Class A
Sold	454,658
Issued to shareholders in reinvestment of distributions	5,492

Net increase in shares outstanding	460,150

December 31, 2005	37	See Notes to Financial Statements

Statement of Changes in Net Assets (continued)

	Sierra Club Equity Income Fund*
	Year Ended December 31, 2005	Year Ended December 31, 2004
Operations:
Net investment income/(loss)	$35,131	$(49,461)
Net realized gain on investments	1,010,658	2,301,211
Net change in unrealized appreciation/(depreciation) on investments	(862,223)	300,274

Net increase in net assets resulting from operations	183,566	2,552,024

Distributions to shareholders:
From net investment income	(31,551)	—
From net realized gains on investments	(1,589,307)	(1,633,602)

Total distributions	(1,620,858)	(1,633,602)

Share Transactions:
Proceeds from sale of shares	4,156,404	4,643,799
Issued to shareholders in reinvestment of distributions	555,674	1,424,787
Cost of shares redeemed, net of redemption fees (Note 7)	(3,550,379)	(3,446,960)

Net increase from share transactions	1,161,699	2,621,626

Net increase/(decrease) in net assets	(275,593)	3,540,048

NET ASSETS:
Beginning of period	30,421,894	26,881,846

End of period	$30,146,301	$30,421,894

OTHER INFORMATION:
Share Transactions:
Sold	359,003	393,382
Issued to shareholders in reinvestment of distributions	48,400	118,338
Redeemed	(304,543)	(293,756)

Net increase in shares outstanding	102,860	217,964

*	Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund.

See Notes to Financial Statements	38	December 31, 2005

Financial Highlights

For a Share outstanding throughout the periods presented.

	Sierra Club Stock Fund
	Investor Class	Class A	Investor Class
	Year Ended December 31, 2005	Period Ended December 31, 2005(3)	Year Ended December 31, 2004
Net Asset Value, Beginning of Period	$11.99	$10.78	$10.39
Income/(loss) from Operations:
Net investment income/(loss)	(0.08)	(0.05)	(0.05)
Net realized and unrealized gain/(loss) on investments	0.31	1.49	1.74

Total from Operations	0.23	1.44	1.69

Less Distributions:
From capital gains	(0.30)	(0.30)	(0.09)

Total Distributions	(0.30)	(0.30)	(0.09)

Redemption fees added to paid in capital (Note 7)	— +	— +	—	+

Net increase/(decrease) in net asset value	(0.07)	1.14	1.60

Net Asset Value, End of Period	$11.92	$11.92	$11.99

Total Return	1.95%	13.39%	16.23%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$24,272	$5,484	$20,201
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	(0.72)%	(0.68)%*	(0.70)%
Operating expenses including reimbursement/waiver	1.69%	1.69%*	1.70	%(1),(2)
Operating expenses excluding reimbursement/waiver	2.29%	2.28%*	2.70	%(1)
Portfolio turnover rate	70%	70%	93%

*	Annualized.
+	Amount represents less than $0.01 per share.
(1)	The Fund incurred ReFlow fees during the year ended December 31, 2004. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.70% and 2.70%, respectively.
(2)	Effective January 26, 2004, the net expense cap changed from 1.84% to 1.69%.
(3)	The Fund began offering Class A shares on May 2, 2005.

December 31, 2005	39	See Notes to Financial Statements

Financial Highlights

For a Share outstanding throughout the periods presented.

	Sierra Club Stock Fund
	Investor Class	Investor Class	Investor Class
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001
Net Asset Value, Beginning of Period	$7.87	$10.32	$11.96
Income/(loss) from Operations:
Net investment income/(loss)	(0.05)	(1.15)	(0.02)
Net realized and unrealized gain/(loss) on investments	2.57	(1.30)	(1.62)

Total from Operations	2.52	(2.45)	(1.64)

Less Distributions:
From capital gains	—	—	—

Total Distributions	—	—	—

Redemption fees added to paid in capital (Note 7)	— +	— +	—

Net increase/(decrease) in net asset value	2.52	(2.45)	(1.64)

Net Asset Value, End of Period	$10.39	$7.87	$10.32

Total Return	32.02%	(23.74)%	(13.71)%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$8,155	$518	$25,903
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	(0.95)%	(0.34)%	(0.15)%
Operating expenses including reimbursement/waiver	1.84%	1.86%	1.50%
Operating expenses excluding reimbursement/waiver	6.32%	1.96%	1.91%
Portfolio turnover rate	56%	88%	73%

+	Amount represents less than $0.01 per share.

See Notes to Financial Statements	40	December 31, 2005

Financial Highlights

For a Share outstanding throughout the periods presented.

	Sierra Club Equity Income Fund(4)
	Year Ended December 31, 2005	Year Ended December 31, 2004		Year Ended December 31, 2003(1)
Net Asset Value, Beginning of Period	$12.05	$11.66		$10.00
Income/(loss) from Operations:
Net investment income/(loss)	0.01	(0.02)		(0.04)
Net realized and unrealized gain on investments	0.05	1.09		1.90

Total from Operations	0.06	1.07		1.86

Less Distributions:
From net investment income	(0.01)	—		—
From capital gains	(0.62)	(0.68)		(0.20)

Total Distributions	(0.63)	(0.68)		(0.20)

Redemption fees added to paid in capital (Note 7)	— +	—	+	— +

Net increase/(decrease) in net asset value	(0.57)	0.39		1.66

Net Asset Value, End of Period	$11.48	$12.05		$11.66

Total Return	0.49%	9.18%		18.65%
Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$30,146	$30,422		$26,882
Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	0.12%	(0.18)%		(0.36)%
Operating expenses including reimbursement/waiver	1.69%	1.72	%(2),(3)	1.84%
Operating expenses excluding reimbursement/waiver	1.87%	2.01	%(2)	2.60%
Portfolio turnover rate	89%	79%		62%

+	Amount represents less than $0.01 per share.
(1)	The Fund commenced operations on January 1, 2003.
(2)	The Fund incurred ReFlow fees during the year ended December 31, 2004. If the ReFlow fees had been excluded, the ratios of expenses including reimbursement and excluding reimbursement to average net assets would have been 1.71% and 2.00%, respectively.
(3)	Effective January 26, 2004, the net expense cap changed from 1.84% to 1.69%.
(4)	Prior to April 1, 2005, the Sierra Club Equity Income Fund was known as the Sierra Club Balanced Fund.

December 31, 2005	41	See Notes to Financial Statements

Notes to Financial Statements

1.    Organization

Forward Funds (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Pennsylvania common law trust on August 26, 1992 under the name HomeState Group and was reorganized effective April 7, 2005 as a Delaware statutory trust created on February 1, 2005. At December 31, 2005, the Trust offered twelve investment portfolios. This annual report describes two portfolios offered by the Trust. The accompanying financial statements and financial highlights are those of the Sierra Club Stock Fund (the “Stock Fund”) and the Sierra Club Equity Income Fund (effective April 1, 2005 the Sierra Club Equity Income Fund changed its name from the Sierra Club Balanced Fund) (the “Equity Income Fund”) (each a “Fund” and collectively the “Funds”). The Funds are successor mutual funds to previously operational funds (the “Predecessor Forward Funds,” each a “Predecessor Forward Fund”), which were series of a separate legal entity called Forward Funds, Inc. (the “Predecessor Company”), a Maryland corporation incorporated on October 3, 1997. The Predecessor Forward Funds were reorganized into the Funds effective after the close of business on June 30, 2005. Any reference in this annual report to events that occurred, payments that were made, and the financial data and information in this annual report prior to June 30, 2005 for the Funds relates to the Predecessor Forward Funds or Predecessor Company. The investment objective, policies and restrictions of each Fund and its respective Predecessor Forward Fund are substantially identical. The financial statements and financial highlights of the other Funds in the series are disclosed in two separate annual reports.

The Stock Fund seeks to achieve high total return by investing in stocks that meet environmental and social criteria. The Equity Income Fund seeks to achieve a competitive total return through capital appreciation and current income. The Equity Income Fund’s portfolio managers actively manage a portfolio of stocks and fixed-income securities that satisfy environmental and social criteria.

2.    Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires

42	December 31, 2005

Notes to Financial Statements

(continued)

management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the mean of the closing bid and ask price. Portfolio securities, which are primarily traded on foreign securities exchanges, are valued at the last quoted sale price of such securities on their respective exchanges. Investments in short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are carried at their fair value as determined in good faith by or under the direction of the Board of Trustees. The Funds generally value their holdings, including fixed income securities, through the use of independent pricing agents, except for securities for which a ready market does not exist, which are valued under the direction of the Board of Trustees or by the Sub-Advisors using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of: the effects of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position, and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities

December 31, 2005	43

Notes to Financial Statements

(continued)

where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly for the Equity Income Fund and annually for the Stock Fund. Net realized capital gains, if any, are distributed at least annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country’s tax rules and rates.

44	December 31, 2005

Notes to Financial Statements

(continued)

Expenses: Expenses that are specific to a Fund are charged directly to that Fund. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

ReFlow Transactions: The Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Funds will waive their redemption fee with respect to redemptions by ReFlow.

ReFlow Management Co., LLC, the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, the investment advisor to the Funds. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. During the year ended December 31, 2005, ReFlow fees which were incurred by the Sierra Club Stock Fund and the Sierra Club Equity Income Fund were $787 and $2,855, respectively.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH&Co.”) Cash Management Service (“CMS”). The BBH&Co. CMS is an investment product that automatically sweeps the

December 31, 2005	45

Notes to Financial Statements

(continued)

Funds’ cash balances into overnight offshore time deposits with either BBH&Co.’s Grand Cayman branch or branches of pre-approved world class commercial banks. This fully automated program allows the Funds to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure, or diminution. The Funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

3.    Investment Management Services

The Trust has entered into an investment management agreement with Forward Management, LLC (“Forward Management” or the “Advisor”) pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates based on each Fund’s average daily net assets: Stock Fund, 1.00%; and the Equity Income Fund, 0.94%.

As of December 31, 2005, Forward Management has entered into investment subadvisory agreements with MDTA LLC (formerly known as Harris Bretall Sullivan Smith L.L.C.) (“MDTA”) and New York Life Investment Management LLC (“NYLIM”) for the Stock Fund. Forward has entered into sub-advisory agreements with NYLIM and Forward Uniplan Advisors, Inc. (“Uniplan”) for the Sierra Club Equity Income Fund. Prior to April 1, 2005, the Equity Income Fund was managed by MDTA and NYLIM. Each sub-advisor manages roughly equal portions of each Fund’s assets.

Pursuant to the sub-advisory agreement with MDTA, MDTA provided through December 31, 2005 investment sub-advisory services to the Sierra Club Stock Fund and was entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates based on its portion of the Stock Fund’s average daily net assets: 0.45% less than $100 million, 0.40% $100 million to less than $250 million, 0.35% $250 million to less than $500 million, and 0.30% on assets $500 million and over.

46	December 31, 2005

Notes to Financial Statements

(continued)

Effective January 1, 2006, Forward Management, the Funds’ investment advisor, took over direct management of the portion of the Stock Fund that MDTA previously managed. Effective January 1, 2006, Forward is entitled to receive a fee calculated daily and payable monthly at the following annual rates, based on each Fund’s average daily net assets: Stock Fund, 0.85% up to $100 million, 0.81% over $100 million up to $250 million, 0.78% over $250 million up to $500 million, and 0.70% over $500 million; Equity Income Fund, 0.94% up to $100 million, 0.87% over $100 million up to $250 million, 0.82% over $250 million up to $500 million, 0.78% over $500 million. Forward Management retains the entire fee for, and does not pay a sub-advisory fee with respect to, that portion of the portfolio of the Sierra Club Stock Fund that it directly manages.

Pursuant to the sub-advisory agreement with NYLIM, NYLIM provides investment sub-advisory services to both the Sierra Club Stock Fund and the Sierra Club Equity Income Fund and is entitled to receive a fee from Forward calculated daily and payable monthly at the following annual rates based on its respective portions of each Fund’s average daily net assets: the Stock Fund, 0.45% less than $100 million, 0.40% $100 million to less than $250 million, 0.35% $250 million to less than $500 million and 0.30% on assets $500 million and over; the Equity Income Fund, 0.37% less than $100 million, 0.32% $100 million to less than $250 million, 0.27% $250 million to less than $500 million, and 0.22% on assets $500 million and over.

Pursuant to the sub-advisory agreement with Uniplan, Uniplan provides investment sub-advisory services to the Equity Income Fund and is entitled to receive a fee from Forward calculated daily and payable monthly at the following annual rates based on its portion of the Fund’s average daily net assets: 0.41% less than $100 million, 0.32% $100 million to less than $500 million, 0.27% $250 million to less than $500 million, and 0.24% on assets $500 million and over.

Waiver of Fees: The Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain expenses. These waivers and/or reimbursements continued until January 1, 2006. As a result of such waivers, the aggregate net expenses (as a percentage of net assets) for the year ended December 31, 2005 have been limited to 1.69% for each class of the Stock Fund and Equity Income Fund. Any waiver or reimbursement

December 31, 2005	47

Notes to Financial Statements

(continued)

by the Advisor is subject to recoupment from the Fund within the three years following the date on which the expense was incurred, to the extent such recoupment would not cause total expenses to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

For the year ended December 31, 2005, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived by Advisor	Expenses Reimbursed by Advisor	Total
Stock	$151,523	—	$151,523
Equity Income	52,666	—	52,666

During the year ended December 31, 2005, the Advisor did not recoup any waived fees or reimbursed expenses.

At December 31, 2005, the balance of recoupable expenses for each Fund was:

Fund	2003	2004	2005	Total
Stock	$178,542	$133,688	$151,523	$463,753
Equity Income	177,210	79,228	52,666	309,104

As of January 2, 2006, the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain expenses which should have the effect of limiting the total annual fund operating expenses (as a percentage of assets) as follows: 1.69% for the Equity Income Fund and 1.49% for each class of the Stock Fund. These waivers and reimbursements will continue through January 1, 2007. Any waiver or reimbursement by the Advisor is subject to recoupment from the Fund within the three years following the date on which the expense was incurred, to the extent such recoupment would not cause total expenses to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

48	December 31, 2005

Notes to Financial Statements

(continued)

4.    Distribution Plan and Shareholder Services Plan

The Investor Class shares of the Funds have a Distribution Plan pursuant to Rule 12b-1 for which up to 0.25% of each Fund’s average daily net assets may be used to pay distribution fees. The Class A shares of the Stock Fund has a Distribution Plan pursuant to Rule 12b-1 for which up to 0.35% of the Fund’s average daily net assets may be used to pay distribution fees. In addition, the Investor Class shares of the Stock Fund and the Equity Income Fund and the Class A shares of the Stock Fund have a Shareholder Services Plan, which may be used to pay shareholder servicing fees at an annual rate of up to 0.10% of each Fund’s average net assets. The expenses of the Distribution and Shareholder Services Plans are reflected as distribution and service fees in the Statement of Operations.

The Trust has entered into an administration agreement with PFPC Inc. (“PFPC”), an indirect wholly owned subsidiary of PNC Financial Services Group, Inc., which will terminate effective March 1, 2006. Accordingly, the Trust has entered into an administration agreement with ALPS Mutual Fund Services, Inc. (“AMFS”), pursuant to which AMFS will become the administrator of the Funds effective March 1, 2006.

Effective September 9, 2005, ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. Prior to that time, PFPC Distributors, Inc. served as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

Effective October 17, 2005, ALPS Mutual Fund Services, Inc. serves as the Trust’s transfer agent and dividend paying agent. Prior to that time, PFPC served as the Trust’s transfer agent and dividend paying agent.

5.    Trustees and Officers

The overall responsibility for oversight of the Funds rests with the Trustees of the Trust. As of December 31, 2005, there were five Trustees, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act. As of January 1, 2006, the number of Trustees was increased to six and Mr. DeWitt F. Bowman was appointed as a non-interested Trustee effective January 1, 2006. The Funds pay each non-interested Trustee a retainer fee in the amount of $12,000 per year, $3,625 each per regular

December 31, 2005	49

Notes to Financial Statements

(continued)

meeting and $1,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $750.00 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $6,000 per year. The Funds will also reimburse Trustees’ travel expenses incurred while attending board meetings. The interested Trustee does not receive any compensation by the Funds.

Prior to his appointment as a non-interested Trustee, Mr. Bowman served as a consultant to the Trust from July 1, 2005 through December 31, 2005, and was paid consulting fees by the Trust in the amount of $7,015.57 for his services as an advisory board member during the year ended December 31, 2005.

6.    Indemnifications

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

7.    Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Each Fund, other than the Forward Legato Fund, Forward Emerald Growth Fund, Forward Emerald Opportunities Fund and Forward Emerald Banking and Finance Fund, currently offers a class of shares called the Investor Class shares. The Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, Forward International Small Companies Fund, Forward Global Emerging Markets Fund and Forward Legato Fund offer a class of shares called the Institutional Class shares to institutional investors and investors meeting certain purchase qualifications. The Forward Legato Fund, Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund,

50	December 31, 2005

Notes to Financial Statements

(continued)

Sierra Club Stock Fund, Forward Emerald Growth Fund, Forward Emerald Opportunities Fund and Forward Emerald Banking and Finance Fund offer a class of shares called Class A shares. In addition, the Forward Emerald Growth Fund, Forward Emerald Opportunities Fund and Forward Emerald Banking and Finance Fund offer a class of shares called Class C shares. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Sierra Club Mutual Fund shares exchanged or redeemed within 60 days of purchase will incur a fee of 2.00% of the total redemption amount. Such redemption fees are reflected in the “cost of shares redeemed” in the Statement of Changes in Net Assets. The redemption fees retained by the Stock Fund and the Equity Income Fund for the year ended December 31, 2005 were $2,550 and $801, respectively.

The following entities owned of record or beneficially, as of December 31, 2005, 5% or greater of any class of the Funds outstanding equity securities:

Fund	Name	Percentage
Stock	Charles Schwab & Co., Inc.	23.84%
	Sierra Club Unrestricted Stock Fund	23.84%
	Sierra Club Life Member Stock Fund	15.97%
Stock Class A	Sutton Place Associates LLC	51.93%
	ReFlow Management Co., LLC	31.97%
	Forward Management LLC	15.89%
Equity Income	Sutton Place Associates LLC	60.27%
	Sierra Club Life Member Balanced Fund	9.80%
	ReFlow Management Co., LLC	5.68%

Sutton Place Associates LLC and ReFlow Management Co., LLC are entities under common control with Forward Management.

December 31, 2005	51

Notes to Financial Statements

(continued)

8.    Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2005, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Stock	$25,425,146	$17,159,162
Equity Income	24,239,540	26,105,133

9.    Tax Basis Information

Reclassifications At December 31, 2005, permanent differences in book and tax accounting have been reclassified as follows:

Fund	Increase/ (Decrease) Paid-In Capital	Increase/(Decrease) Accumulated Net Investment Income/(Loss)	Increase Accumulated Net Realized Gain/(Loss)
Stock	$(109,210)	$180,683	$(71,473)
Equity Income	—	(3,580)	3,580

Tax Basis of Investments At December 31, 2005, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investment	Gross Unrealized Investments Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Stock	$26,412,707	$4,351,504	$(604,441)	$3,747,063
Equity Income	28,030,937	3,428,889	(318,013)	3,110,876

52	December 31, 2005

Notes to Financial Statements

(continued)

Tax Basis of Distributable Earnings/Accumulated losses At December 31, 2005, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	Stock	Equity Income
Accumulated capital loss carryforward	$(101,405)	$—
Net unrealized appreciation	3,747,063	3,110,876
Undistributed short-term gain	—	41,194
Undistributed long-term gain	351,397	195,445

Total distributable earnings	$3,997,055	$3,347,515

Tax basis of Distributions to Shareholders:

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principals generally accepted in the United States. The tax character of distributions paid were as follows:

Fund	2005 Ordinary Income Total	2005 Long-Term Capital Gain Total
Stock	$68,242	$680,528
Equity Income	183,491	1,437,367

10.    Foreign Securities

Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

December 31, 2005	53

Notes to Financial Statements

(continued)

11.    Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

54	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sierra Club Stock Fund and Sierra Club Equity Income Fund (the “Funds”) at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

San Francisco, California

February 24, 2006

December 31, 2005	55

TAX INFORMATION (Unaudited)

Pursuant to section 852(b)(3) of the Internal Revenue Code, the Stock and Equity Income Funds designate $680,528 and $1,437,367, respectively as long-term capital gain dividends.

The Stock Fund designates 100% and the Equity Income Fund designates 90.63% of the income dividends distributed between January 1, 2005 and December 31, 2005 as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

56	December 31, 2005

SUBSEQUENT EVENTS (Unaudited)

The following information applies to the Sierra Club Stock Fund only:

Effective January 1, 2006, Forward Management, LLC, the current investment advisor to the Funds, will take over management of the portion of the Sierra Club Stock Fund that MDTA (formerly Harris Bretall Sullivan & Smith L.L.C.) currently manages.

Forward Management will employ an index-like approach to constructing the portion of the Sierra Club Stock Fund’s portfolio that Forward Management will manage. Environmentally qualified companies identified in cooperation between Forward Management and the Sierra Club will be ranked by market capitalization, of which the largest 100 that also meet Forward Management’s financial criteria will be approved for purchase. Forward Management intends to invest its portion of the Fund’s assets in an equally weighted portfolio of these top 100 stocks.

The Investment Team of Forward Management, which makes investment decisions for the portion of the Sierra Club Stock Fund portfolio that Forward Management will manage, consists of Jeremy Deems and Garvin Jabusch. Messrs. Deems and Jabusch are jointly responsible for management of the portfolio. Mr. Deems is the Chief Financial Officer of Forward Management and Treasurer of the Forward Funds. He has held this position since 2004. Mr. Deems joined Forward Management in 1998 and served as its Controller from 2000-2004. His investment experience includes positions at Dean Witter in the Investment Consulting Services Group. Mr. Deems is a CPA and holds an MBA in Finance. Mr. Jabusch has been the Director of Forward Sustainable Investments for Forward Management since 2002. In that capacity he directs environmental and social research for the Sierra Club Mutual Funds. Mr. Jabusch served as Vice President, Strategic Services at Morgan Stanley from 1996-2002. Mr. Jabusch holds an MBA in International Management and Finance and has been in the investment industry since 1994.

The Sierra Club Stock Fund pays an advisory fee to Forward Management for its services as an investment advisor. Effective January 1, 2006, the advisory fee for the Sierra Club Stock Fund will be reduced from 1.00% to

December 31, 2005	57

SUBSEQUENT EVENTS (Unaudited) (continued)

0.85%. The Fund pays this advisory fee to Forward Management, which in turn pays NYLIM, the sub-advisor for the other portion of the Fund, a sub-advisory fee. Forward Management will retain the entire fee for, and will not pay a sub-advisory fee with respect to, that portion of the portfolio of the Sierra Club Stock Fund that Forward Management will manage.

58	December 31, 2005

Approval of the Investment Management Agreement and

Investment Sub-Advisory Agreements

The Board of Trustees of the Trust oversees the management of the Funds and, as required by law, initially approves, and determines annually whether to renew, the investment advisory agreements and sub-advisory agreements for management of the Funds.

At an in-person meeting of the Board of Trustees held on December 7-8, 2005, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreement among Forward Management and the Trust on behalf of the Sierra Club Stock Fund and Sierra Club Equity Income Fund. Also at the December 7-8, 2005 meeting, the Board, including all of the Independent Trustees, approved the renewal of investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”) among certain sub-advisors (each a “Sub-Advisor” and collectively, the “Sub-Advisors”), Forward Management and the Trust on behalf of the following Funds:

Sub-Advisor	Fund

Forward Uniplan Advisors, Inc.	Sierra Club Equity Income Fund
New York Life Investment Management LLC	Sierra Club Equity Income Fund Sierra Club Stock Fund

In addition, at the December 7-8, 2005 meeting, the Board, including all of the Independent Trustees, determined not to renew the sub-advisory agreement (the “MDTA Agreement”) among MDTA LLC (formerly Harris Bretall Sullivan & Smith L.L.C.) (“MDTA”), Forward Management and the Trust on behalf of the Sierra Club Stock Fund. As of January 1, 2006, pursuant to the Advisory Agreement, Forward Management began to directly manage the portion of the Sierra Club Stock Fund portfolio that was previously managed by MDTA.

In connection with this meeting, the Board through counsel to the Funds and the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Advisory Agreement and Sub-Advisory Agreements, and Forward Management and the Sub-Advisors provided materials to the Board for its evaluation. Discussed below are the factors the Board considered in approving the Advisory Agreement and certain

December 31, 2005	59

Approval of the Investment Management Agreement and

Investment Sub-Advisory Agreements (continued)

Sub-Advisory Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Annual Consideration of Advisory and Sub-Advisory Agreements

Forward Management employs Sub-Advisors pursuant to Sub-Advisory Agreements for the day-to-day management of each of the Funds except for a portion of the Sierra Club Stock Fund, as noted above. In evaluating each Sub-Advisory Agreement and the Advisory Agreement, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by the Advisor and each Sub-Advisor; (ii) the investment performance of the Fund and each Sub-Advisor; (ii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar peer funds; (iii) the profits to be realized by the Advisor and each Sub-Advisor from their relationships with the Funds; (iv) the extent to which the fees to be paid to the Advisor reflect economies of scale; and (v) if applicable, any benefits derived or to be derived by the Advisor or Sub-Advisor from its relationship with the Funds, such as soft dollar arrangements. The Board also considered the ability of the Advisor and each Sub-Advisor to provide an appropriate level of support and resources to the Funds and whether the Advisor and each Sub-Advisor has sufficiently qualified personnel. The Board also considered the overall financial soundness of the Advisor and each Sub-Advisor as it relates to their ability to provide services to the Funds.

60	December 31, 2005

Approval of the Investment Management Agreement and

Investment Sub-Advisory Agreements (continued)

Additional discussion of certain of these factors follows:

Nature, extent and quality of services

Advisory Agreement. The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of and amount of attention expected to be given to the Funds by Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals, and noted that management personnel at Forward Management have an ownership interest in the firm, creating an incentive to stay with the firm. The Trustees considered that Forward Management has been responsive to the Board’s suggestions and has hired qualified personnel with top academic and work credentials who have performed well.

The Board also considered Forward Management’s compliance operations with respect to the Funds, including the measures taken by Forward Management to assist the Funds in complying with Rule 38a-1 under the Investment Company Act of 1940. The Board noted that Forward Management represented that they had no significant compliance or administrative problems over the past year and that no deficiencies were found by any independent audit. The Board also considered the services provided by Forward Management as a “manager of managers.” In this connection, the Board noted that Forward Management has been active in monitoring the performance of the sub-advisors to the Funds and, where it deems appropriate, recommending that sub-advisors be replaced and further recommending replacement candidates for the Board’s consideration. The Trustees considered that the service provider transitions have been going smoothly, which reflects Forward Management’s planning and management skills.

December 31, 2005	61

Approval of the Investment Management Agreement and

Investment Sub-Advisory Agreements (continued)

The Board also considered the nature, extent, and quality of services expected to be provided by Forward Management as portfolio manager of a portion of the Sierra Club Stock Fund. The Board was aided by various presentation materials and a discussion conducted with senior management and the proposed portfolio management team members regarding the manner in which Forward Management proposed to manage its portion of the Sierra Club Stock Fund and its capabilities for providing such services. The Board then considered whether Forward Management has the appropriate resources, personnel and systems in place to directly manage a portion of the Fund. The Board noted that Forward Management is an SEC-registered investment adviser and that Forward Management has management personnel with experience evaluating companies in consideration of the Fund’s socially responsible investment mandate.

Sub-Advisory Agreements. The Board considered the benefits to shareholders of continuing to retain each Sub-Advisor, particularly in light of the nature, extent, and quality of services provided by the Sub-Advisor. The Board considered the quality of the management services provided to the Funds over both the short and long term and the organizational depth and stability of the Sub-Advisors, including the expertise of and amount of attention expected to be given to the Funds by each Sub-Advisor’s respective portfolio management team. In this connection, the Board has received regular presentations from portfolio management personnel from each of the Sub-Advisors, and has discussed investment results with such personnel. The Board also considered each Sub-Advisor’s compliance operations with respect to the Funds, including the assessment of each Sub-Advisor’s compliance program by the Funds’ Chief Compliance Officer as required under Rule 38a-1 of the Investment Company Act of 1940. In conducting its review, the Board was aided by Forward Management’s assessments and the various presentation materials (including frequent presentations made by representatives of the Sub-Advisors to the Board) during the course of the year.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided or expected to be provided by Forward Management under the Advisory Agreement and each of the Sub-Advisors under their respective Sub-Advisory Agreements.

62	December 31, 2005

Approval of the Investment Management Agreement and

Investment Sub-Advisory Agreements (continued)

Investment Performance

The Board considered information about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing performance of the Sub-Advisors, the Board also considered the length of time each Sub-Advisor had sub-advised the respective Fund. The Board also noted the need for each Sub-Advisor to adhere to its investment mandates, which could at times have an impact on the Fund’s performance.

The Board noted that Forward Management, as supervisor of each Fund’s Sub-Advisor(s), has been active in monitoring investment performance for each of the Funds and, where it has deemed appropriate, recommending changes in investment sub-advisory arrangements.

The Trustees noted that as a general matter the Funds had periods of both underperformance and outperformance compared to their respective benchmarks and peer groups over time. Specifically, the Board noted that:

•	The Sierra Club Equity Income Fund performed below its peer group median in 2003 and year-to-date through September 30, 2005, and performed above its peer group median in 2004;

•	The Sierra Club Stock Fund performed below its peer group median in 2002 and year-to-date through September 30, 2005, and performed above its peer group median in 2003 and 2004. With respect to this Fund, as discussed above, it was determined by the Board that effective January 1, 2006, Forward Management would assume responsibility for managing that portion of the portfolio previously managed by MDTA.

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance”.

December 31, 2005	63

Approval of the Investment Management Agreement and

Investment Sub-Advisory Agreements (continued)

The Board determined to continue to monitor the performance of the Funds and concluded after consideration of the performance and strategy for each of the Funds that each Sub-Advisor other than MDTA should continue to serve under the respective Sub-Advisory Agreements subject to supervision of the Board and Forward Management, and that the Advisor should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and reasonableness of advisory compensation

The Board considered the cost of services to be provided and profits to be realized by Forward Management from its relationship with the Funds, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management with respect to its operating profit or loss, which indicated an operating loss for recent periods. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and the Board has been satisfied with this information. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived by or reimbursed by Forward Management have been substantial. The Board also noted that Forward Management has been willing to incur expenses to replace Sub-Advisors when necessary.

The Board also noted that Forward Management is responsible for compensation of the Funds’ Sub-Advisors and that overall expense ratios of the Funds are currently limited by Forward Management pursuant to contractual expense limitation agreements.

The Board considered information regarding the investment management fees charged to the Funds by Forward Management and operating expense comparisons for each Fund compared with other comparable registered investment companies. The Board further noted that Forward Management’s business consists primarily of managing the Funds, and that Forward Management does not manage any other mutual funds or

64	December 31, 2005

Approval of the Investment Management Agreement and

Investment Sub-Advisory Agreements (continued)

investment accounts other than the Funds, and so it is not possible to compare the fee charged to the Fund with fees charged to other non-investment company clients of Forward Management.

With respect to the Sierra Club Stock Fund, the Board noted that Forward Management proposed to reduce the advisory fee payable under the Advisory Agreement in connection with the assumption by Forward Management of responsibility for directly managing a portion of the portfolio.

The Board concluded that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Sub-Advisory Agreements. With respect to the sub-advisory fees, the Board considered information regarding the advisory fees charged by the Sub-Advisors to other clients, and sub-advisory fees charged by other investment advisers to similar registered investment companies. The Board noted that all sub-advisory fees are paid out of Forward Management advisory fee and negotiated between Forward Management and each Sub-Advisor.

The Board considered the operating results and financial condition of the Sub-Advisors based on the financial information previously provided by each Sub-Advisor. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of a particular Sub-Advisory Agreement because each of the Sub-Advisors managed substantial assets other than the Funds or had multiple business lines, and, further, that any such assessment would involve assumptions regarding each Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix and other factors. Additionally, with respect to profitability, the Board considered that each Sub-Advisor’s fees will be paid by Forward Management and not the Fund, at a rate negotiated between Forward Management and the Sub-Advisor. Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that each Sub-Advisors’ profitability with respect to the relevant Fund was not excessive.

December 31, 2005	65

Approval of the Investment Management Agreement and

Investment Sub-Advisory Agreements (continued)

Economies of scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size, but recognized that the Funds currently have relatively small asset levels, and that Forward Management has historically subsidized those Funds at smaller asset levels. The Board noted that the Advisory Agreement reflects breakpoints in the advisory fees as the assets grow for certain Funds, while the advisory fees for the Sierra Club Stock Fund and Sierra Club Equity Income Fund do not reflect such breakpoints. The Board concluded that in consideration of the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Advisory Agreement and Sub-Advisory Agreement are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale, and the appropriateness of management fees payable to Forward Management, in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Funds include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

66	December 31, 2005

Approval of the Investment Management Agreement and

Investment Sub-Advisory Agreements (continued)

The Board considered any benefits to be derived by each Sub-Advisor from its relationship with the Funds, such as soft dollar arrangements. In this connection, the Board has received regular reports from each Sub-Advisor regarding its soft dollar policies and usage. The Board concluded that any potential benefits to be derived by a Sub-Advisor from its relationship with the Funds included benefits which were consistent with those generally derived by sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under the Advisory Agreement and each of the Sub-Advisory Agreements is fair and reasonable in relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreement and each Sub-Advisory Agreement other than the MDTA Agreement are in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Advisory Agreement and each Sub-Advisory Agreement other than the MDTA Agreement.

December 31, 2005	67

ADDITIONAL COMPANY INFORMATION

The business and affairs of the Trust and each Fund are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800) 999-6809.

NON-INTERESTED TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 58	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present). Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to present); Director of the Market Street Association (1982 to present); Trustee of Trinity College (1998 to present); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to present).	12	None

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
+	Each Trustee, other than DeWitt Bowman, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

68	December 31, 2005

ADDITIONAL COMPANY INFORMATION (continued)

NON-INTERESTED TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Kenneth V. Domingues Age: 73	Trustee, Audit Committee Chairman	Since 2003+	Financial Consultant, Securities Arbitrator, Expert Witness, Estate and Trust Administrator (1999 to present); Technical Consultant to the California State Board of Accountancy (2002 to present); Chief Accountant, Division of Investment Management, U.S. Securities and Exchange Commission (1998 to1999); Senior Vice President and Chief Financial Officer, Franklin Templeton Group, an investment management company (1987 to 1997).	12	None

Leo T. McCarthy Age: 75	Trustee	Since 1998+	President, The Daniel Group, an investment partnership (1995 to present); and Director, Accela, Inc., a software company (1998 to present).	12	Director, Linear Technology Corporation, a manufacturing company (July 1994 to present)

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
+	Each Trustee, other than DeWitt Bowman, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

December 31, 2005	69

ADDITIONAL COMPANY INFORMATION (continued)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Donald O’Connor Age: 69	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	12	Trustee of the Advisors Series Trust (15) (1997 to present)

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
+	Each Trustee, other than DeWitt Bowman, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

70	December 31, 2005

ADDITIONAL COMPANY INFORMATION (continued)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
DeWitt F. Bowman Age: 75	Trustee	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, Regents of the University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to present); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to present); Director, RREEF America III, a real estate investment trust (2002 to present); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Trustee, PCG Private Equity Fund, a private equity fund of funds (1998 to present).	12

Trustee, Brandes

Institutional International Fund (May 1995 to present); Director, RREEF America REIT (May 1994 to present); Trustee, Sycuan Funds (September 2003 to present); Trustee, Wilshire Mutual Funds (March 1996 to present); Trustee, Wilshire VIT Funds (September 2005 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
+	Each Trustee, other than DeWitt Bowman, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

December 31, 2005	71

ADDITIONAL COMPANY INFORMATION (continued)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 43	President, Trustee	Since 2001+	President of Forward Management, LLC, an investment advisor (2001 to present); President and Director, ReFlow Management LLC, an investment advisor (2001 to present); President and Director, ReFlow Fund, an investment service company (2002 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).	12	Director of FOLIOfn (2002 to present)

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
****	Mr. Reid is considered an interested Trustee because he acts as President of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.
+	Each Trustee, other than DeWitt Bowman, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

72	December 31, 2005

ADDITIONAL COMPANY INFORMATION (continued)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Jeremy Deems 433 California Street Suite 1100 San Francisco, CA 94104 Age: 29	Treasurer	Since 2004**	Chief Financial Officer at Forward Management since 2004; Controller at Forward Management (2000-2004).	N/A	N/A

Mary Curran 433 California Street Suite 1100 San Francisco, CA 94104 Age: 58	Secretary and Chief Compliance Officer	Since 2004**	General Counsel at Forward Management since 2002; General Counsel at Morgan Stanley Online (1997-2002)	N/A	N/A

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.
**	Each officer has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

December 31, 2005	73

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Kenneth V. Domingues is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The fee information provided for paragraphs (a) - (g) pertains to the Forward International Equity Fund, the Forward Hoover Small Cap Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward Global Emerging Markets Fund, the Forward International Small Companies Fund, the Forward Uniplan Real Estate Investment Fund, the Forward Legato Fund, the Sierra Club Stock Fund and the Sierra Club Equity Income Fund (each a “Fund”, collectively the “Funds”). The Forward Emerald Growth Fund, the

Forward Emerald Opportunities Fund and the Forward Emerald Banking and Finance Fund have disclosed or will disclose this information in a separate Form N-CSR. The Funds are successor mutual funds to previously operational funds (the “Predecessor Forward Funds,” each a “Predecessor Forward Fund”), which were series of a separate legal entity called Forward Funds, Inc. (the “Predecessor Company”), a Maryland corporation incorporated on October 3, 1997. The Predecessor Forward Funds were reorganized into the Funds effective after the close of business on June 30, 2005. Fee information prior to June 30, 2005 for the Funds relates to the Predecessor Forward Funds and the Predecessor Company.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $173,991 in 2005 and $143,000 in 2004.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item are NONE in 2005 and NONE in 2004.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning on behalf of the Funds are $59,400 in 2005 and $16,960 in 2004.

Tax fees represent tax compliance services provided in connection with the review of the Funds’ tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds are NONE in 2005 and NONE in 2004.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. The Registrant’s Audit Committee has established polices and procedures (“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its independent accountant (“Auditor”). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Fund’s financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. The Audit Committee will report to the Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Fund and its service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Fund, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Fund may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Fund’s operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Fund and to its service affiliates on a project-by-project basis.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2005 and $45,000 in 2004.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is incorporated by reference to the Form N-CSR filed by the registrant on September 23, 2005 (SEC Accession No. 0001144204-05-029765).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Forward Funds

By (Signature and Title)*	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr., President & Trustee

Date	March 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr., President & Trustee

Date	March 9, 2006

By (Signature and Title)*	/s/ Jeremy W. Deems
Jeremy W. Deems, Treasurer

Date	March 9, 2006

*	Print the name and title of each signing officer under his or her signature.